As filed with the Securities and Exchange Commission on February 7, 2014

Registration No. 333-191099

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-14

REGISTRATION STATEMENT

UNDER THE

SECURITIES ACT OF 1933

☒	Pre-Effective Amendment No. 1
☐	Post-Effective Amendment No.

The Gabelli Global Small and Mid Cap Value Trust

(Exact Name of Registrant as Specified in Charter)

Area Code and Telephone Number:

(914) 921-5100

One Corporate Center, Rye, New York	10580-1422
(Address of Principal Executive Offices)	(Zip code)

Bruce N. Alpert

The Gabelli Global Small and Mid Cap Value Trust

One Corporate Center

Rye, New York 10580-1422

(Name and Address of Agent for Service)

Copies to:

Andrea R. Mango, Esq. The Gabelli Global Small and Mid Cap Value Trust One Corporate Center Rye, New York 10580-1422	Richard T. Prins, Esq. Skadden, Arps, Slate, Meagher & Flom LLP Four Times Square New York, New York 10036

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933:

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit Being Offered	Proposed Maximum Aggregate Offering Price Being Offered(1)	Amount of Registration Fee
Common Shares, $0.001 par value	8,333,333(1)	$12(2)	$100,000,000	$13,640(3)

(1)	The amount being registered assumes a dividend of one (1) common share of the Registrant for every ten (10) common shares held of The Gabelli Dividend & Income Trust. If this ratio changes, the number of shares to be issued will be adjusted accordingly, but the proposed maximum aggregate offering price will remain unchanged.
(2)	No separate consideration will be received for shares to be distributed to the common shareholders of The Gabelli Dividend & Income Trust.
(3)	$13,640 was previously paid in connection with the registration of $100,000,000 worth of common shares of The Gabelli Global Small and Mid Cap Value Trust pursuant to the initial registration statement on Form N-14 of the Registrant filed on September 11, 2013.

Approximate date of proposed public offering: As soon as possible after the effective date of this Registration Statement.

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

1.	Letter to Shareholders of The Gabelli Dividend & Income Trust (“Dividend Trust”)

2.	Questions and Answers for Shareholders of Dividend Trust

3.	Notice of Special Meeting of Shareholders of Dividend Trust

4.	Proxy Statement/Prospectus regarding the proposed Transaction

5.	Statement of Additional Information regarding the proposed Transaction

6.	Part C Information

7.	Exhibits

The Gabelli Dividend & Income Trust

One Corporate Center

Rye, New York 10580-1422

February 7, 2014

Dear Fellow Shareholder:

I invite you to the Special Meeting of Shareholders (the “Meeting”) of The Gabelli Dividend & Income Trust (“Dividend Trust”) to be held on April 15, 2014. At the Meeting, shareholders will be asked to approve a proposal to contribute a portion of Dividend Trust’s assets to a newly-organized, diversified, closed-end management investment company, The Gabelli Global Small and Mid Cap Value Trust (“Global Trust”), and to distribute common shares of Global Trust as a dividend to common shareholders of Dividend Trust (the “Transaction”). The enclosed Proxy Statement/Prospectus describes the proposal in detail.

Unlike Dividend Trust, which has an investment objective of seeking a high level of total return with an emphasis on dividends and income, Global Trust will have an investment objective of seeking long-term growth of capital. Further, Dividend Trust invests under normal market conditions, at least 80% of its assets in dividend paying or other income producing securities and at least 50% of its assets consist of dividend paying equity securities. Global Trust, on the other hand, under normal circumstances will invest at least 80% of its total assets in equity securities of small and mid-cap companies. Under normal market conditions, Global Trust will also invest at least 40% of its total assets in the equity securities of companies located outside the United States and in at least three countries and may invest up to 35% of its total assets in the securities of companies either headquartered or with its principal place of business in “developing countries.”

For some time, we have been attracted to the opportunities for long-term capital growth presented in the international markets, particularly in small and mid-cap stocks. To enable Dividend Trust’s shareholders to participate more directly in these opportunities, we are proposing to contribute approximately $100 million of Dividend Trust’s assets to capitalize Global Trust. If approved, each Dividend Trust shareholder would receive one (1) share of Global Trust for the number of whole common shares of Dividend Trust owned on the distribution record date that will produce a total distribution of approximately $100 million. At current net asset valuation, this would result in a distribution of one (1) share of Global Trust for every ten (10) common shares of Dividend Trust that you own. The $100 million target size (approximately 5.0% of Dividend Trust’s net assets attributable to Dividend Trust Common Shares as of December 31, 2013) was established to seek to ensure that Global Trust has sufficient assets to conduct its investment program.

No commission or other sales charge would be imposed on you in connection with the Transaction. Global Trust expects to distribute its net investment income and net realized capital gains, if any, annually, with its first distribution anticipated at year-end 2014.

We believe the Transaction represents an attractive opportunity for Dividend Trust shareholders, and we urge you to carefully consider the merits of the proposal.

The Dividend Trust will continue to make monthly distributions to its common shareholders as it has done since 2004.

Dividend Trust’s Board of Trustees has determined that the proposed Transaction is in the best interests of Dividend Trust and its common shareholders, and unanimously recommends that you vote “FOR” the proposed Transaction.

As always, we appreciate your support.

Very truly yours,

/s/ MARIO J. GABELLI
Mario J. Gabelli Chairman of the Board and Chief Investment Officer

Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy card and return the same as soon as possible in the enclosed envelope (unless you are voting by telephone or through the Internet), which needs no postage if mailed in the United States.

Telephone/Internet Voting

Various brokerage firms and financial intermediaries may offer the convenience of providing you voting instructions via telephone or the Internet for shares held through such firms and intermediaries. If available, instructions are included in this Proxy Statement/Prospectus and on the proxy card.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 15, 2014

THE NOTICE, PROXY STATEMENT AND PROXY CARD FOR THE FUND ARE AVAILABLE AT

WWW.PROXYVOTE.COM.

QUESTIONS & ANSWERS

We recommend that you read the complete Proxy Statement/Prospectus. For your convenience, we have provided a brief overview of the issue to be voted on.

Q: Why is a shareholder meeting being held?

A: You are being asked to consider and vote upon a proposal to contribute a portion of the assets of The Gabelli Dividend & Income Trust, a Delaware statutory trust (“Dividend Trust”) (such contributed assets are anticipated to consist largely or exclusively of cash and short-term fixed income instruments) to a newly-organized, diversified, closed-end management investment company, The Gabelli Global Small and Mid Cap Value Trust, a Delaware statutory trust (“Global Trust”), and to distribute common shares of Global Trust as a dividend to common shareholders of Dividend Trust equal to approximately $100 million of Dividend Trust’s assets. The contribution of such Dividend Trust assets to Global Trust and the subsequent distribution of Global Trust’s common shares to Dividend Trust common shareholders are referred to as the “Transaction.” If the proposed Transaction is approved and completed, Dividend Trust common shareholders will become common shareholders of Global Trust, and will also remain common shareholders of Dividend Trust. Please refer to the Proxy Statement/Prospectus for a detailed explanation of the proposed Transaction and more complete description of Global Trust.

Q: How does the Board of Trustees suggest that I vote?

A: After careful consideration, the Board of Trustees of Dividend Trust (the “Dividend Trust Board”) has determined that the proposed Transaction will benefit the common shareholders of Dividend Trust, and unanimously recommends that you cast your vote “FOR” the proposed Transaction. Common shareholders and preferred shareholders of Dividend Trust will be voting as a single class on the Transaction. See “General Voting Information” in the Joint Proxy Statement/Prospectus.

Q: How will the Transaction affect Dividend Trust shareholders?

A: If shareholders of Dividend Trust approve the proposed Transaction, approximately $100 million of Dividend Trust’s assets will be contributed to Global Trust, and Dividend Trust will distribute as a dividend to its common shareholders approximately $100 million of common shares of Global Trust. Holders of Dividend Trust common shares will then hold shares of both Dividend Trust and Global Trust. The aggregate net asset value of your Dividend Trust common shares and the common shares of Global Trust you receive in the Transaction, together with any cash received in lieu of fractional shares, will equal the aggregate net asset value of the shares of Dividend Trust you own immediately prior to the Transaction (assuming you have not sold or otherwise disposed of your common shares of Dividend Trust prior to the distribution record date).

Q: Who will advise Global Trust?

A: Gabelli Funds, LLC (the “Investment Adviser”), the investment adviser to Dividend Trust, will also be the investment adviser to Global Trust.

Q: Will I have to pay any sales charges in connection with the Transaction?

A: No.

You will not pay any sales charges, commission or other similar fees in connection with the Transaction. However, the costs of organizing Global Trust and effecting the distribution of Global Trust common shares to Dividend Trust’s common shareholders, including the fees and expenses of counsel and accountants and printing, listing and registration fees, which are estimated to be approximately $700,000, will be borne by Dividend Trust and thus indirectly borne by shareholders of Dividend Trust. Global Trust will incur operating expenses on an ongoing basis, including legal, auditing, transfer agency and custodian expenses that, when aggregated with the fees payable by Dividend Trust for similar services after the distribution, will likely exceed the fees currently payable by Dividend Trust for those services. It is not expected that the Distribution will have a significant effect on the annual expenses of Dividend Trust as a percentage of its net assets.

Q: How do operating expenses paid by Global Trust compare to those payable by Dividend Trust?

A: The total operating expense ratio of Global Trust is expected to be higher than the total operating expense ratio of Dividend Trust due to the lower asset level of Global Trust and because custodial fees and other fixed fees are generally higher for funds with a higher percentage of investments in foreign securities.

Q: Will I have to pay any federal taxes as a result of the Transaction?

A: Although the Transaction is expected to be a taxable transaction, for the reasons discussed below, the Transaction is not currently expected to result in the recognition of significant taxable gain (and thus earnings and profits) by Dividend Trust and therefore is not expected to increase significantly the total amount of taxable distributions received by Dividend Trust shareholders for the year ending December 31, 2014.

An amount equal to the fair market value of Global Trust common shares distributed to a Dividend Trust common shareholder plus the amount of any cash in lieu of fractional Global Trust common shares distributed to a Dividend Trust common shareholder (collectively, the “amount of the distribution”) will be treated as a taxable dividend to the extent of Dividend Trust’s current and accumulated earnings and profits that is allocated to the distribution and will be taxable to Dividend Trust common shareholder as a distribution of ordinary income, long-term capital gain or a combination of both (generally depending on the character of Dividend Trust’s taxable income for the taxable year of the Transaction). The portion of the distribution that is treated as ordinary income may, depending on the circumstances, consist in whole or in part of “qualified dividend income” in the case of non-corporate Dividend Trust shareholders, in accordance with the rules described under the heading “Taxation”. To the extent that the amount of the distribution exceeds the amount of earnings and profits allocated to such distribution, the excess (if any) will first be treated as a non-taxable return of capital, reducing the Dividend Trust common shareholder’s tax basis in its Dividend Trust common shares accordingly, and, once that basis has been reduced to zero, any remaining amount will be taxable as gain realized from a deemed sale of Dividend Trust common shares. Foreign shareholders of Dividend Trust that participate in the Transaction will generally be subject to the same rules described under the heading “Taxation” for distributions to foreign shareholders of Global Trust, including the potential applicability of a 30% withholding tax on the portion of the Transaction distribution that is treated as an ordinary income dividend.

Each Dividend Trust common shareholder will take a fair market value tax basis in Global Trust common shares received and will have a holding period for Global Trust common shares that begins on the day following the date of the distribution.

The actual tax impact of the Transaction will be affected by a number of factors that are unknown at this time, including Dividend Trust’s final earnings and profits for the taxable year in which the distribution occurs, the fair market value of Global Trust’s common shares on the date of the Transaction, and the character of Dividend Trust’s taxable income for the taxable year in which the distribution occurs. Thus, a definitive calculation of the U.S. federal income tax impact of the Transaction will not be possible until after the end of the 2014 calendar year. Provided that Dividend Trust, as is expected, does not contribute securities with significant unrealized appreciation to Global Trust, the Transaction is not currently expected to result in the recognition of significant taxable gain (and thus earnings and profits) by Dividend Trust and therefore is not expected to increase significantly the total amount of taxable distributions received by Dividend Trust shareholders for the year ending December 31, 2014. Dividend Trust will notify its shareholders of the tax attributes of the Transaction after the end of the 2014 calendar year.

Q: Will Global Trust common shares be listed on an exchange?

A: It is expected that Global Trust common shares will be listed on the New York Stock Exchange. Global Trust is newly organized and has no operating history or history of public trading. There can be no assurance as to the depth or quality of the market for Global Trust common shares.

Q: What if I sell my common shares of Dividend Trust before the Transaction takes place?

A: The Dividend Trust Board is expected to declare a distribution (the “Distribution”) of all the outstanding Global Trust common shares payable to the holders of record of Dividend Trust common shares as of the close of business on a date (the “Distribution Record Date”) to be determined, together with the payable date for the Distribution (the “Distribution Date”), by the Dividend Trust Board promptly following shareholder approval of the Transaction.

If you sell your common shares of Dividend Trust before the Distribution Record Date and are no longer a shareholder of Dividend Trust as of the close of business on the Distribution Record Date, you will not receive shares of Global Trust pursuant to the Transaction. If you sell your common shares of Dividend Trust after the Distribution Record Date, you will receive the common shares of Global Trust that you would have received had you continued to hold such shares of Dividend Trust. However, it is anticipated that shares of Dividend Trust will trade with “due bills” from a date three business days prior to the Distribution Record Date through the Distribution Date, and any Dividend Trust shareholder who sells common shares of Dividend Trust during that period will also be selling the right to receive shares of Global Trust in connection with Dividend Trust common shares sold.

Q: How do I authorize my proxy?

A: You may authorize a proxy to vote your shares by mail, telephone or internet or you may vote in person at the special shareholders meeting. To authorize a proxy to vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. To authorize a proxy to vote your shares by telephone or over the internet, please have the proxy card in hand and call the telephone number or go to the website address listed on the proxy card and follow the instructions.

Q: When will the Transaction occur?

A: Subject to the receipt of shareholder approval of the Transaction and prevailing market conditions, the Transaction is expected to occur in April or May of 2014.

Q: Whom do I contact for further information?

A: You can contact your financial adviser for further information. You may also call the Investment Adviser at (800) GABELLI (422-3554) or visit our website at www.gabelli.com where you can send us an email message by selecting “Contact Us”. You may also call Morrow & Co., LLC, our proxy solicitor, at (800) 969-2372.

Important additional information about the proposal is set forth in the accompanying Proxy Statement/Prospectus. Please read it carefully.

THE GABELLI DIVIDEND & INCOME TRUST

One Corporate Center

Rye, New York 10580-1422

(914) 921-5070

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on April 15, 2014

To the Shareholders of

THE GABELLI DIVIDEND & INCOME TRUST

Notice is hereby given that the Special Meeting of Shareholders (the “Meeting”) of The Gabelli Dividend & Income Trust (“Dividend Trust”) will be held at The Cole Auditorium, The Greenwich Library, 100 West Putnam Avenue, Greenwich, Connecticut 06830, on Tuesday, April 15, 2014, at 9:00 a.m., for the following purposes:

1.	To consider and vote upon a proposal to contribute a portion of Dividend Trust’s assets (which is anticipated to consist largely or exclusively of cash and short-term fixed income instruments) having a value of approximately $100 million (approximately 5.0% of Dividend Trust’s net assets attributable to Dividend Trust Common Shares as of December 31, 2013), to a newly-organized, diversified, closed-end management investment company, The Gabelli Global Small and Mid Cap Value Trust (“Global Trust”), and to distribute common shares of Global Trust as a dividend to common shareholders of Dividend Trust; and

2.	To consider and vote upon such other matters, including adjournments, as may properly come before said Meeting or any adjournments thereof.

These items are discussed in greater detail in the attached Proxy Statement/Prospectus.

The close of business on February 18, 2014, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN DIVIDEND TRUST. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE VOTE PROMPTLY. INSTRUCTIONS FOR THE PROPER VOTING AND/OR EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER. SHAREHOLDERS MAY AUTHORIZE THEIR PROXY BY TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ACCOMPANYING THE PROXY CARD, VOTING INSTRUCTION FORM OR NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS. ALTERNATIVELY, SHAREHOLDERS MAY SUBMIT VOTING INSTRUCTIONS BY SIGNING AND DATING THE PROXY CARD OR VOTING INSTRUCTION FORM AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

By Order of the Board of Trustees,

ANDREA R. MANGO
Secretary

February 28, 2014

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to Dividend Trust involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp., John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp., Profit Sharing Plan	John Doe, Trustee

Trustee Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodian or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA	John B. Smith
(2) John B. Smith, Executor Estate of Jane Smith	John B. Smith, Executor

Telephone/Internet Voting

Various brokerage firms and financial intermediaries may offer the convenience of providing you voting instructions via telephone or the Internet for shares held through such firms and intermediaries. If available, instructions are included with this Proxy Statement/Prospectus and proxy card.

THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION, DATED FEBRUARY 7, 2014

THE GABELLI DIVIDEND & INCOME TRUST

SPECIAL MEETING OF SHAREHOLDERS

April 15, 2014

PROXY STATEMENT/PROSPECTUS

This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of The Gabelli Dividend & Income Trust, a Delaware statutory trust (“Dividend Trust”), for use at the Special Meeting of Shareholders of Dividend Trust to be held on April 15, 2014, at 9:00 a.m., at The Cole Auditorium, The Greenwich Library, 100 West Putnam Avenue, Greenwich, Connecticut 06830, and at any adjournments or postponements thereof (the “Meeting”). A Notice of Special Meeting of Shareholders and a proxy card accompany this Proxy Statement/Prospectus, all of which are first being mailed to shareholders on or about February 28, 2014. Whether or not you expect to attend the Meeting or any postponement or adjournment thereof, the Board requests that shareholders vote their shares by completing and returning the enclosed form of proxy.

The purpose of the Meeting is to consider and vote upon a proposal to contribute a portion of Dividend Trust’s assets (which is anticipated to consist largely or exclusively of cash and short-term fixed income instruments) having a value of approximately $100 million (approximately 5.0% of Dividend Trust’s net assets attributable to Dividend Trust Common Shares as of December 31, 2013), to a newly-organized, diversified, closed-end management investment company, The Gabelli Global Small and Mid Cap Value Trust, a Delaware statutory trust (“Global Trust”), and to distribute to common shareholders of Dividend Trust as a dividend the common shares of beneficial interest of Global Trust (“Global Trust Common Shares”) (such contribution and distribution are together referred to herein as the “Transaction”) (the “Proposal”). At current net asset valuation, this would result in a distribution of one (1) Global Trust Common Share for every ten (10) common shares of Dividend Trust (the “Dividend Trust Common Shares”) that you own.

Dividend Trust’s investment objective is to provide a high level of total return on its assets with an emphasis on dividends and income. Dividend Trust attempts to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in dividend paying securities (such as common and preferred stock) or other income producing securities (such as fixed-income securities and securities that are convertible into common stock). In addition, under normal market conditions, at least 50% of Dividend Trust’s assets consist of dividend paying equity securities. Dividend Trust may invest up to 35% of its total assets in the securities of non-U.S. issuers (including securities of companies in emerging markets) and up to 25% of its total assets in securities of issuers in a single industry. There is no minimum credit rating for fixed-income debt securities in which Dividend Trust may invest, although it will not invest more than 10% of its total assets in fixed-income nonconvertible securities rated in the lower rating categories of recognized statistical rating agencies. Dividend Trust’s investments in the lower rating categories are typically those rated “BB” by Standard & Poor’s Ratings Services (“S&P”) or “Ba” by Moody’s Investors Service, Inc. (“Moody’s”) or unrated securities of comparable quality, all of which are commonly referred to as “junk bonds.”

The investment objective of Global Trust is long-term capital growth. Under normal market conditions, Global Trust will invest at least 80% of its total assets in equity securities of companies with small or medium-sized market capitalizations (“small-cap” and “mid-cap” companies, respectively), and, under normal market conditions, will invest at least 40% of its total assets in the equity securities of companies located outside the United States and in at least three countries. A company’s market capitalization is generally calculated by multiplying the number of a company’s shares outstanding by its stock price. Global Trust currently defines “small-cap companies” as those with a market capitalization generally less than $3 billion at the time of investment, and “mid-cap companies” as those with a market capitalization between $3 billion and $12 billion at the time of investment. A company is deemed to be “located” outside the United States if its country of organization, its headquarters, principal place of business and/or the principal trading market of its stock are located outside of the United States. Although there are no geographic limits on Global Trust’s investments, no more than 35% of Global Trust’s total assets may be invested in the securities of companies headquartered or principally operating in “developing countries,” also known as emerging markets. Generally, developing countries include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan, Bermuda, and Western European countries (which include, Austria, Belgium, Denmark, France, Finland, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom). Global Trust may invest in the equity securities of companies of any market capitalization; however, it is expected that generally at least 80% of Global Trust’s assets will be invested in the equity securities of small-cap and/or mid-cap companies with market capitalizations up to $12 billion at the time of investment. Global Trust may invest up to 25% of its total assets in securities of issuers in a single industry. Global Trust may also invest up to 20% of its total assets in U.S. and non-U.S. non-convertible debt. There are no maturity limits or credit quality requirements for such investments. No assurances can be given that Global Trust’s objectives will be achieved.

Each of Dividend Trust and Global Trust is a diversified investment company. Pursuant to the Investment Company Act of 1940 (the “1940 Act”), each fund is required to maintain certain diversification requirements.

Shares of closed-end funds often trade at a discount to net asset value. Dividend Trust cannot predict whether Global Trust Common Shares will trade at, below or above net asset value and the risk that Global Trust Common Shares will trade below net asset value may be greater than the risk that Dividend Trust Common Shares will trade below net asset value. Shareholders must bear the risk of loss created by the possibility that Global Trust Common Shares may trade at a discount to net asset value.

This Proxy Statement/Prospectus sets forth concisely the information shareholders of Dividend Trust should know before voting on the Transaction and constitutes an offering of Global Trust Common Shares only. Please read it carefully and retain it for future reference.

Application will be made to list Global Trust Common Shares on the New York Stock Exchange (“NYSE”). Although there is no current trading market for Global Trust Common Shares, it is expected that “when issued” trading of such shares will commence on the NYSE three business days prior to the record date set by the Board of Dividend Trust (the “Dividend Trust Board”) for the distribution of Global Trust Common Shares. If a Dividend Trust common shareholder sells Global Trust Common Shares that it receives through the distribution, the shareholder may incur brokerage commissions and the sale may constitute a taxable event for the shareholder. After Global Trust Common Shares are listed on the NYSE, reports, proxy statements and other information concerning Global Trust and filed with the Securities and Exchange Commission (the “Commission”) by Global Trust will be available for inspection at the NYSE, 20 Broad Street, New York, New York 10005.

Dividend Trust Common Shares are listed on the NYSE and trade under the symbol “GDV.” Reports, proxy statements and other information concerning Dividend Trust and filed with the Commission by Dividend Trust will be available for inspection at the NYSE, 20 Broad Street, New York, New York 10005.

The Statement of Additional Information dated February 7, 2014, relating to this Proxy Statement/Prospectus (the “Statement of Additional Information” or “SAI”), is incorporated herein by reference. The Statement of Additional Information and Dividend Trust’s most recent annual and semi-annual report, including audited financial statements for the year ended December 31, 2012 and unaudited financial statements for the six months ended June 30, 2013, are available upon request by writing to Dividend Trust at One Corporate Center, Rye, New York 10580-1422, by calling Dividend Trust at (800) GABELLI (422-3554), or via the Internet at www.gabelli.com. The address and telephone number of Global Trust are the same as those of Dividend Trust noted above.

You also may view or obtain these documents from the Commission:

In Person: At the Commission’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549

By Phone: 202-551-8090

By Mail:	Public Reference Section Officer of Consumer Affairs and Information Services Securities and Exchange Commission 100 F Street, N.E. Washington, DC 20549 (duplicating fee required)

By E-mail:	publicinfo@sec.gov (duplicating fee required)

By Internet: www.sec.gov

No person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the Commission nor any state securities commission has approved or disapproved these securities or determined if this Proxy Statement/Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this Proxy Statement/Prospectus is February 7, 2014.

i

SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

	Proposal	Vote Required
1.	Proposal to approve the contribution of a portion of Dividend Trust’s assets (which is anticipated to consist largely or exclusively of cash and short-termed fixed income instruments) having a value of approximately $100 million (approximately 5.0% of Dividend Trust’s net assets attributable to Dividend Trust Common Shares as of December 31, 2013), to a newly-organized, diversified, closed-end management investment company, Global Trust, and the distribution of Global Trust Common Shares as a dividend to common shareholders of Dividend Trust.	Affirmative vote of either (i) 66 2⁄3% or more of each of the Dividend Trust Preferred Shares (as defined below) and the Dividend Trust Common Shares (as defined below, and together with the Dividend Trust Preferred Shares, the “Dividend Trust Shares”), present at the Meeting, voting together as a single class so long as holders of more than 50% of the Dividend Trust Shares are present or represented by proxy or (ii) more than 50% of the Dividend Trust Shares, whichever is less

2.	Other Business:	Majority of Dividend Trust Shares, voting together as a single class

GENERAL VOTING INFORMATION

If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, Dividend Trust Shares (as defined below) represented thereby will be voted “FOR” the Proposal and “FOR” any other matters deemed appropriate unless instructions to the contrary are marked thereon. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to Dividend Trust at the above address prior to the date of the Meeting.

A quorum of shareholders is constituted by the presence in person or by proxy of the holders of one-third of the outstanding shares of Dividend Trust entitled to vote at the Meeting. In the event a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the chairman of the Meeting may propose one or more adjournments of such Meeting to permit further solicitation of proxies. If a quorum is present, a shareholder vote may be taken on the Proposal in this Proxy Statement/Prospectus prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against any such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 130 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting.

The close of business on February 18, 2014 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

Dividend Trust has two classes of capital stock outstanding: Dividend Trust Common Shares and Dividend Trust Preferred Shares. “Dividend Trust Common Shares” mean common shares of Dividend Trust, par value $0.001 per share. “Dividend Trust Preferred Shares” collectively consist of (i) 5.875% Series A Cumulative Preferred Shares of Dividend Trust (“Series A Preferred”), (ii) Series B Auction Market Preferred Shares of Dividend Trust (“Series B Preferred”), (iii) Series C Auction Market Preferred Shares of Dividend Trust (“Series C Preferred”), (iv) 6.00% Series D Cumulative Preferred Shares of Dividend Trust (“Series D Preferred”), and (v) Series E Auction Rate Preferred Shares of Dividend Trust (“Series E Preferred”), each having a par value of $0.001 per share. The holders of Dividend Trust Common Shares and Dividend Trust Preferred Shares are each entitled to one vote for each full Dividend Trust Share held. On the record date, there were outstanding 82,774,478 Dividend Trust Common Shares, 3,048,019 Series A Preferred shares, 3,600 Series B Preferred shares, 4,320 Series C Preferred shares, 2,542,296 Series D Preferred shares, and 4,860 Series E Preferred shares.

As of December 31, 2013, there were no persons known to Dividend Trust to be beneficial owners of more than 5% of outstanding Dividend Trust Common Shares or Dividend Trust Preferred Shares.

In addition to the solicitation of proxies by mail, officers of Dividend Trust or other representatives of Dividend Trust may also solicit proxies by telephone, telegraph, Internet or in person. In addition, Dividend Trust has retained Morrow & Co., LLC to assist in the solicitation of proxies for a minimum fee of $12,500 plus reimbursement of expenses. The costs of solicitation and the expenses incurred in connection with preparing the Proxy Statement/Prospectus and its enclosures will be paid by Dividend Trust. Dividend Trust will reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of its shares.

PROXY STATEMENT/PROSPECTUS SUMMARY

The following summary is qualified in its entirety by the more detailed information included elsewhere in this Proxy Statement/Prospectus.

The Transaction

The Board of Dividend Trust has approved, subject to shareholder approval, the contribution of a portion of Dividend Trust’s assets (which is anticipated to consist largely or exclusively of cash and short-term fixed income instruments) having a value of approximately $100 million (approximately 5.0% of Dividend Trust’s net assets attributable to Dividend Trust Common Shares as of December 31, 2013) to Global Trust, a newly formed investment company organized as an unincorporated statutory trust under the laws of the State of Delaware and wholly owned by Dividend Trust. All of Global Trust Common Shares will then be distributed by Dividend Trust as a dividend to its common shareholders at a rate of one (1) Global Trust Common Share for every ten (10) Dividend Trust Common Shares. The contribution of such Dividend Trust assets to Global Trust and the subsequent distribution of Global Trust Common Shares to Dividend Trust common shareholders are referred to herein as the “Transaction.”

The aggregate net asset value of Dividend Trust Common Shares held by a shareholder immediately prior to the Transaction will decrease by the net asset value of Global Trust Common Shares that such shareholder receives in the Transaction and the amount of any cash received in lieu of fractional shares.

Each of Dividend Trust and Global Trust are referred to herein as a “Fund,” and together as the “Funds.”

The Gabelli Global Small and Mid Cap Value Trust	A newly formed investment company organized as an unincorporated statutory trust under the laws of the State of Delaware by Dividend Trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.

Investment Adviser to the Global Trust; Advisory Fees	Gabelli Funds, LLC (the “Investment Adviser”), the investment adviser to Dividend Trust, will also serve as investment adviser to Global Trust. The Investment Adviser’s fee is computed weekly and paid monthly at the annual rate of 1.00% of Global Trust’s average weekly net assets. Net assets are total assets minus the sum of Global Trust’s liabilities (such liabilities will exclude the aggregate liquidation preference of any outstanding preferred shares and accumulated dividends, if any, on those shares and the outstanding principal amount of any debt securities the proceeds of which were used for investment purposes, plus accrued and unpaid interest thereon). The investment advisory agreement between Global Trust and the Investment Adviser combines investment advisory and administrative responsibilities in one agreement. See “Management of Dividend Trust and Global Trust” herein and “Investment Advisory and Administrative Arrangements” in the SAI.

Exchange Listing	Application will be made to list Global Trust Common Shares on the NYSE, subject to notice of issuance of such shares. Although there is no current trading market for Global Trust Common Shares, it is expected that “when issued” trading of such shares will commence on the NYSE three business days prior to the record date set by the Board for the distribution of the shares of Global Trust.

Certain U.S. Federal Income Tax Consequences of the Transaction

An amount equal to the fair market value of Global Trust Common Shares distributed to a Dividend Trust common shareholder plus the amount of any cash in lieu of fractional Global Trust Common Shares distributed to a Dividend Trust common shareholder (collectively, the “amount of the distribution”) will be treated as a taxable dividend to the extent of Dividend Trust’s current and accumulated earnings and profits that is allocated to the distribution and will be taxable to Dividend Trust common shareholder as a distribution of ordinary income, long-term capital gain or a combination of both (generally depending on the character of Dividend Trust’s taxable income for the taxable year of the Transaction). The portion of the distribution that is treated as ordinary income may, depending on the circumstances, consist in whole or in part of “qualified dividend income” in the case of non-corporate Dividend Trust shareholders, in accordance with the rules described under the heading “Taxation”. To the extent that the amount of the distribution exceeds the amount of earnings and profits allocated to such distribution, the excess (if any) will first be treated as a non-taxable return of capital, reducing Dividend Trust common shareholder’s tax basis in its Dividend Trust Common Shares accordingly, and, once that basis has been reduced to zero, any remaining amount will be taxable as gain realized from a deemed sale of Dividend Trust Common Shares. Foreign shareholders of Dividend Trust that participate in the Transaction will generally be subject to the same rules described under the heading “Taxation” for distributions to foreign shareholders of Global Trust, including the potential applicability of a 30% withholding tax on the portion of the Transaction distribution that is treated as an ordinary income dividend.

Each Dividend Trust common shareholder will take a fair market value tax basis in Global Trust Common Shares received and will have a holding period for Global Trust Common Shares that begins on the day following the date of the distribution.

The actual tax impact of the Transaction will be affected by a number of factors that are unknown at this time, including Dividend Trust’s final earnings and profits for the taxable year in which the distribution occurs, the fair market value of Global Trust’s common shares on the date of the Transaction, and the character of Dividend Trust’s taxable income for the taxable year in which the distribution occurs. Thus, a definitive calculation of the U.S. federal income tax impact of the Transaction will not be possible until after the end of the 2014 calendar year. Provided that Dividend Trust, as is expected, does not contribute securities with significant unrealized appreciation to Global Trust, the Transaction is not currently expected to result in the recognition of significant taxable gain (and thus earnings and profits) by Dividend Trust and therefore is not expected to increase significantly the total amount of taxable distributions received by Dividend Trust shareholders for the year ending December 31, 2014. Dividend Trust will notify its shareholders of the tax attributes of the Transaction in the first quarter 2015.

For a general description of the tax consequences of owning and disposing of Global Trust Common Shares, see “Taxation.”

Comparison of Distribution Policies of Dividend Trust and Global Trust	Under an existing order of exemption received from the Securities and Exchange Commission (the “Commission”) from Section 19(b) of the 1940 Act, Dividend Trust and Global Trust may distribute capital gains to shareholders more frequently than annually. Dividend Trust will continue to make monthly distributions pursuant to its distribution policy. Global Trust plans to make distributions of any net investment income and net realized capital gains on an annual basis beginning at year-end 2014.

Appraisal Rights	None of the Funds’ shareholders have appraisal rights for their shares in their respective Fund.

Manner of Effecting the Distribution

Dividend Trust’s Board is expected to declare a distribution (the “Distribution”) of all the outstanding Global Trust Common Shares payable to the holders of record of Dividend Trust Common Shares as of the close of business on a date (the “Distribution Record Date”) to be determined by Dividend Trust’s Board following shareholder approval of the Transaction. The Board will also determine the payable date for the Distribution (the “Distribution Date”). A vote will not be taken on the Transaction and the Distribution will not occur unless and until the Commission issues an exemptive order with respect to the Transaction. On or about the Distribution Date, Dividend Trust will contribute a portion of its assets (which is anticipated to consist largely or exclusively of cash and short-term fixed income instruments) having a value of approximately $100 million to Global Trust.

Dividend Trust will effect the Distribution on the Distribution Date by providing for the delivery of Global Trust Common Shares to Computershare Trust Company, N.A. (the “Distribution Agent”) for distribution to holders of record of Dividend Trust Common Shares as of the close of business on the Distribution Record Date. The Distribution will be made on the basis of one (1) Global Trust Common Share for every ten (10) Dividend Trust Common Shares outstanding on the Distribution Record Date. All such Global Trust Common Shares will be fully paid and non-assessable. Commencing on or about the Distribution Date, Global Trust Common Shares will be credited in book-entry form to accounts registered directly with the transfer agent, with a confirmation statement mailed to shareholders.

Fractional shares of Global Trust Common Shares will not be issued as part of the Distribution. The Distribution Agent will aggregate the fractional shares to which holders of Dividend Trust Common Shares would otherwise be entitled and attempt to sell them in the open market at then prevailing prices on behalf of such holders, and such holders will receive instead a cash payment in the amount of their pro rata share of the total sales proceeds. The shares may be sold by the Distribution Agent at a discount or a premium to net asset value; therefore, a shareholder may receive less or more than the net asset value for any such fractional shares. Thus, a person who holds a number of Dividend Trust Common Shares that is not an even multiple of ten (10) will receive the appropriate number of Global Trust Common Shares and a check for his or her pro rata share of the proceeds from sales of fractional share interests. A holder of fewer than ten (10) Dividend Trust Common Shares will receive no Global Trust Common Shares in the Distribution but will be entitled only to his or her pro rata share of the proceeds from sales of fractional share interests.

No holder of Dividend Trust Common Shares will be required to pay any cash or other consideration for Global Trust Common Shares received in the Distribution or to surrender or exchange Dividend Trust Common Shares in order to receive Global Trust Common Shares. The Distribution will not affect the number of, or the rights attaching to, outstanding Dividend Trust Common Shares.

Global Trust Common Shares distributed in connection with the Distribution will be freely transferable except for shares received by persons who may be deemed to be “affiliates” of Global Trust under the Securities Act of 1933, as amended (the “1933 Act”).

Risk Factors and Special Considerations

Repurchase and Charter Provisions. As shareholders of a closed-end fund, Global Trust shareholders do not have the right to redeem their shares. However, Global Trust Common Shares are freely transferable, except for shares received by persons who may be deemed to be “affiliates” of Global Trust under the 1933 Act, and shareholders desiring liquidity may, subject to applicable securities laws, trade their shares on the NYSE or other markets on which the shares may trade at the then current market value.

Like Dividend Trust, Global Trust is authorized to repurchase its common shares on the open market when the shares are trading at a discount of 7.5% or more (or such other percentage as its Board of Trustees may determine from time to time) from their net asset value. In addition, certain provisions of Global Trust’s Declaration of Trust may be regarded as “anti-takeover” provisions. Pursuant to these provisions only one of the three classes of trustees is elected each year, and the affirmative vote of the holders of 75% of the outstanding voting shares of Global Trust is necessary to authorize amendments to Global Trust’s Declaration of Trust that would be necessary to modify these provisions or to directly or indirectly convert Global Trust from a closed-end to an open-end management investment company. In addition, the affirmative vote of the holders of 80% of the outstanding voting shares of each class of Global Trust, voting as a class, is generally required to authorize certain business transactions with the beneficial owner of more than 5% of any class of Global Trust’s capital stock.

In addition, if Global Trust issues preferred shares, the holders of the preferred shares would have the authority to elect two trustees at all times and would have separate class voting rights on specified matters including conversion of Global Trust to an open-end investment company and certain reorganizations of Global Trust. The overall effect of these provisions is to render more difficult the accomplishment of a merger with, or the assumption of control by, a principal shareholder, or the conversion of Global Trust to an open-end investment company. These provisions may have the effect of depriving Global Trust common shareholders of an opportunity to sell their shares at a premium to the prevailing market price.

Discount to Net Asset Value. Shares of closed-end investment companies often trade at a discount from net asset value. This characteristic of shares of a closed-end investment company is a risk separate and distinct from the risk that Global Trust’s net asset value may decrease. Dividend Trust cannot predict whether Global Trust’s shares will trade at, below or above net asset value, and the risk that Global Trust Common Shares will trade below net asset value may be greater than the risk that Dividend Trust Common Shares will trade below net asset value. The risk of holding shares of closed-end investment companies that might trade at a discount to net asset value may be more pronounced for shareholders who wish to sell their shares in a relatively short period of time after completion of the Distribution. For those shareholders, realization of a gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

Costs Associated with Sales of Global Trust Common Shares. If a Dividend Trust common shareholder sells Global Trust Common Shares that he or she receives, the shareholder may incur brokerage commissions and the sale may constitute a taxable event for the shareholder.

Foreign Securities. Global Trust can invest to a greater extent than Dividend Trust in foreign securities. Dividend Trust may invest up to 35% of its total assets in securities of issuers headquartered outside the United States, while Global Trust is not subject to a limitation on such investments, and, under normal market conditions, Global Trust will invest at least 40% of its total assets in the equity securities of companies located outside the United States and in at least three countries. Investing in securities of foreign companies and foreign governments, which generally are denominated in foreign currencies, may involve certain risk and opportunity considerations not typically associated with investing in domestic companies and could cause Global Trust to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. Further, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of a Fund held in foreign countries. There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies.

Use of Leverage. As provided in the 1940 Act and subject to certain exceptions, each of Dividend Trust and Global Trust may issue debt or preferred shares. Dividend Trust currently has preferred shares outstanding. If Global Trust were to issue debt or preferred shares, it would be subject to the same limitations under the 1940 Act as Dividend Trust, which means that immediately after such issuance, its total assets less certain ordinary course liabilities, would be required to exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of preferred shares and debt outstanding. In accordance with Commission staff guidelines, each Fund may also issue convertible preferred shares, which may permit each Fund to obtain leverage at attractive rates. The use of leverage may magnify the impact on common shareholders of changes in net asset value and the cost of leverage could exceed the return on the securities acquired with the proceeds of the leverage, thereby diminishing returns to such common shareholders. In addition, the Fund may be required to sell investments in order to meet interest or dividend payments on the debt or preferred shares when it may be disadvantageous to do so. See “Investment Objectives and Policies of Dividend Trust and Global Trust:” and “Risk Factors.”

Investing in Smaller and/or Medium Capitalization Companies. The Investment Adviser expects that generally a significant portion of Global Trust’s assets will be invested in the equity securities of small-cap and/or mid-cap companies with market capitalizations up to $12 billion at the time of investment.

Smaller companies offer investment opportunities and additional risks. They may not be well known to the investing public, may not be significantly owned by institutional investors and may not have steady earnings growth. These companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger companies. In addition, the securities of such companies may be more vulnerable to adverse general market or economic developments, more volatile in price, have wider spreads between their bid and ask prices and have significantly lower trading volumes than the securities of larger capitalization companies. As such, securities of these smaller companies may be less liquid than those of larger companies, and may experience greater price fluctuations than larger companies. Small-cap or mid-cap company securities may not be widely followed by investors, which may result in reduced demand.

As a result, the purchase or sale of more than a limited number of shares of the securities of a smaller company may affect its market price. The Investment Adviser may need a considerable amount of time to purchase or sell its positions in these securities, particularly when other Investment Adviser-managed accounts or other investors are also seeking to purchase or sell them.

Principal Investment Risks. Because of their similar investment policies, many of the risks associated with an investment in Global Trust are substantially similar to those associated with an investment in Dividend Trust. Such investment risks for both Funds include value investment risk, selection risk, interest rate risk on fixed income securities, distribution risk for equity income securities, equity risk, leverage and borrowing risk, and foreign investments. As noted above, Global Trust can invest to a greater extent than Dividend Trust in foreign securities.

For descriptions of specific risks, see “Investment Objectives and Policies of Dividend Trust and Global Trust:” and “Risk Factors.”

Comparison of Investment Objectives and Policies of Dividend Trust and Global Trust

The Funds have investment objectives and policies with certain differences. Unlike Dividend Trust, which has an investment objective of seeking a high level of total return with an emphasis on dividends and income, Global Trust will have an investment objective of seeking long-term growth of capital. A comparison of the Funds’ investment objectives policies is set forth in the table below.

Dividend Trust	Global Trust
Investment Objective	Investment Objective

• Provide a high level of total return on its assets with an emphasis on dividends and income.	• Long-term capital growth.

• Attempts to achieve investment objective by investing, under normal market conditions, at least 80% of its assets in dividend paying securities or other income producing securities.

•   Under normal market conditions, Global Trust will invest at least 80% of its total assets in equity securities of companies with small or medium-sized market capitalizations (“small-cap” and “mid-cap” companies, respectively).(1)

Common Stock	Common Stock

• Under normal market conditions, at least 50% of assets will consist of dividend paying equity securities.	• At least 80% of its total assets in equity securities of small and mid-cap companies.

• At least 40% of its total assets in the equity securities of companies located outside the United States and in at least three countries.(2)

Non-U.S. Securities	Non-U.S. Securities

• Up to 35% of its total assets in the securities of non-U.S. issuers (including securities of companies in emerging markets).	• At least 40% of its total assets in the equity securities of companies located outside the United States and in at least three countries.(2)

• No more than 35% of total assets may be invested in the securities of companies headquartered or principally operating in “developing countries,” also known as emerging markets.(3)

Debt Instruments	Debt Instruments

• No minimum credit rating for fixed-income debt securities.	• Up to 5% of its total assets in below investment-grade debt securities.

• Up to 10% of its total assets in fixed-income nonconvertible securities rated in the lower rating categories of recognized statistical rating agencies.(4)	• Up to 20% of its total assets in U.S. and non-U.S. non-convertible debt.

Industry Concentration	Industry Concentration

• Up to 25% of its total assets in securities of issuers in a single industry.	• Up to 25% of its total assets in securities of issuers in a single industry

Diversification	Diversification

• Diversified.	• Diversified.

Leverage	Leverage

• Currently uses financial leverage for investment purposes.	• May use financial leverage for investment purposes.

(1)	A company’s market capitalization is generally calculated by multiplying the number of a company’s shares outstanding by its stock price. Global Trust defines “small-cap companies” as those with a market capitalization, generally less than $3 billion at the time of investment, and “mid-cap companies” as those with a market capitalization between $3 billion and $12 billion at the time of investment.
(2)	A company is deemed to be “located” outside the United States if its country of organization, and any of its headquarters, principal place of business and/or the principal trading market of its stock are located outside of the United States.
(3)	Generally, developing countries include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan, Bermuda, and Western European countries (which include, Austria, Belgium, Denmark, France, Finland, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom). Global Trust may invest in the equity securities of companies of any market capitalization; however, it is expected that generally a significant portion of Global Trust’s assets will be invested in the equity securities of small-cap and/or mid-cap companies with market capitalizations up to $12 billion at the time of investment.
(4)	Investments in the lower rating categories are typically those rated “BB” by Standard & Poor’s Ratings Services (“S&P”) or “Ba” by Moody’s Investors Service, Inc. (“Moody’s”) or unrated securities of comparable quality, all of which are commonly referred to as “junk bonds.”

No assurances can be given that Global Trust’s objectives will be achieved. The Investment Adviser expects, subject to market conditions, that the assets contributed to Global Trust will be invested in accordance with Global Trust’s investment objectives and policies within three months after the completion of the Transaction but not later than six months. See “Investment Objectives and Policies of Dividend Trust and Global Trust.”

TABLE OF FEES AND EXPENSES

	Dividend Trust		Global Trust
Shareholder Transaction Expenses
Voluntary Cash Purchase Plan Purchase Fees	$0.75 per transaction plus pro rata share of brokerage commissions		Same
Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan Fees	$2.50 per sale transaction plus pro rata share of brokerage commissions		Same
Annual Operating Expenses
(as a percentage of net assets attributable to common shares)(1)
Management Fees(2)	1.31%		1.00%
Interest on Borrowed Funds	None		None
Dividends on Preferred Shares	0.94	%(3)	None
Other Expenses	0.10%		0.65%

Total Annual Operating Expenses	2.35%		1.65%

(1)	The percentages in the above table expressing annual fund operating expenses are based on Dividend Trust’s actual operating expenses for the year ended December 31, 2012 and estimated amounts for Global Trust’s first full fiscal year.
(2)	The Investment Adviser’s fee is 1.00% annually of each Fund’s average weekly net assets including proceeds attributable to any outstanding preferred shares, with no deduction for liquidation preference of any preferred shares and with respect to Global Trust, the outstanding principal amount of any debt securities the proceeds of which were used for investment purposes. Consequently, if a Fund has preferred shares outstanding, the investment management fees and other expenses as a percentage of net assets attributable to common shares may be higher than if a Fund does not utilize a leveraged capital structure.
(3)	The Dividends on Preferred Shares represent distributions on the existing Dividend Trust Preferred Shares outstanding.

Example

The following examples illustrate the projected dollar amount of cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in each of Dividend Trust and Global Trust. These amounts are based upon payment by each of Dividend Trust and Global Trust of expenses at levels set forth in the above table.

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Dividend Trust Common Shares	$24	$73	$126	$269
Global Trust Common Shares	$17	$52	$90	$195

For Dividend Trust, the above example includes Dividends on Preferred Shares. If Dividends on Preferred Shares were not included in the example calculation, the expenses would be as follows (based on the same assumptions as above):

	1 Year	3 Years	5 Years	10 Years
Dividend Trust Common Shares	$14	$44	$77	$168

The foregoing tables are to assist you in understanding the various costs and expenses that an investor in each of Dividend Trust and Global Trust would bear directly or indirectly. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of Dividend Trust Common Shares or Global Trust Common Shares. Actual expenses and annual rates of return may be more or less than those assumed for purposes of the examples.

Global Trust is a newly-formed entity with no operating history. As such, expenses are estimated based on an anticipated size of Global Trust of $100 million.

PRO FORMA STATEMENT OF ASSETS AND LIABILITIES

The following unaudited pro forma statement of assets and liabilities of Dividend Trust and Global Trust assumes that the Distribution occurred as of June 30, 2013, that the spin-off was at a rate of one Global Trust Common Share for every ten Dividend Trust Common Shares resulting in 8,282,772 Global Trust Common Shares outstanding and that the assets contributed to Global Trust were valued at cost.

As of June 30, 2013

Actual Dividend Trust		Pro Forma Dividend Trust	Pro Forma Global Trust
	Assets:
$2,217,640,665	Investments, at value	$2,118,247,401	$99,393,264
$7,723,932	Cash and other assets	$7,723,932	$0

$2,225,364,597	Total Assets	$2,125,971,333	$99,393,264
$10,511,610	Liabilities	$11,211,610 *	$0
$459,257,875	Preferred Stock	$459,257,875	$0

$1,755,595,112	Net Assets Attributable to Common Shareholders	$1,655,501,848	$99,393,264

	Net Assets Attributable to Common Shareholders Consist of:
$1,218,234,062	Paid-in capital, at $0.001 par value	$1,218,234,062	$99,393,264
$7,913,483	Undistributed net investment income	$0	$0
	Accumulated distributions in excess of net investment income	$(92,179,780)	$0
$(105,677,251)	Accumulated net realized loss on investments and foreign currency transactions	$(105,677,251)	$0
$635,129,539	Net unrealized appreciation on investments	$635,129,539	$0
$(4,721)	Net unrealized depreciation on foreign currency translations	$(4,721)	$0

$1,755,595,112	Total Net Assets	$1,655,501,849	$99,393,264

$21.20	Net Asset Value Per Common Share	$19.99	$12.00

*	The increase in the Pro Forma Liabilities for Dividend Trust compared to the Actual Liabilities as of June 30, 2013 is derived from the $700,000 in Transaction related expenses Dividend Trust will bear.

Set forth below is information with respect to Dividend Trust Common Shares and Global Trust Common Shares following the Distribution. The following table assumes that the Distribution will be based on the 82,827,719 Dividend Trust Common Shares outstanding as of June 30, 2013.

	Amount Authorized	Amount Held by Company or for its Own Account	Amount Outstanding
Dividend Trust Common Shares	unlimited	—	82,827,719
Global Trust Common Shares	unlimited	—	8,282,772
Dividend Trust Preferred Shares
Series A Preferred Shares	3,200,000	—	3,048,019
Series B Preferred Shares	4,000	—	3,600
Series C Preferred Shares	4,800	—	4,320
Series D Preferred Shares	2,600,000	—	2,542,296
Series E Preferred Shares	5,400	—	4,860
Global Trust Preferred Shares	unlimited	—	0

THE PROPOSAL

To approve the contribution of a portion of Dividend Trust’s assets (which are anticipated to consist largely or exclusively of cash and short-term fixed income instruments) having a value of approximately $100 million (approximately 5.0% of Dividend Trust’s net assets attributable to Dividend Trust Common Shares as of December 31, 2013), to a newly-organized, diversified, closed-end management investment company, Global Trust, and to distribute Global Trust common shares to common shareholders of Dividend Trust.

THE TRANSACTION

Background

Dividend Trust commenced investment operations on November 28, 2003. Currently, Dividend Trust operates as a diversified, closed-end management investment company seeking to provide a high level of total return on its assets with an emphasis on dividends and income. As of December 31, 2013, Dividend Trust’s total net assets approximated $2.5 billion.

The Dividend Trust Board has determined that an investment in foreign securities could provide attractive opportunities for capital growth as well as the benefits of non U.S. geographic diversification. The Dividend Trust Board has determined that the Transaction will provide Dividend Trust common shareholders with a new closed-end fund that is able to invest a significantly greater percentage of its assets in foreign securities than Dividend Trust currently can in order to take advantage of these potential opportunities.

The Dividend Trust Board believes the proposed Transaction is in the best interests of Dividend Trust and its common shareholders.

Description Of The Transaction

In order to provide common shareholders additional opportunities for capital gains from their investments, the Board has approved, subject to shareholder approval and the receipt of an exemptive order from the Commission, the contribution of a portion of Dividend Trust’s net assets having a value of approximately $100 million (approximately 5.0% of Dividend Trust’s net assets attributable to Dividend Trust Common Shares as of December 31, 2013) to Global Trust, a newly-formed investment company organized as an unincorporated statutory trust under the laws of the State of Delaware and wholly owned by Dividend Trust. It is anticipated that the contributed assets will consist largely or exclusively of cash and short-term fixed income instruments. All Global Trust Common Shares will then be distributed by Dividend Trust as a dividend to its common shareholders at a rate of one (1) Global Trust Common Share for every ten (10) Dividend Trust Common Shares held. Holders of Dividend Trust Preferred Shares will not participate in the Transaction, and the Transaction will not affect those holders except that the asset coverage of Dividend Trust Preferred Shares as required under the 1940 Act and under rating agency guidelines will be reduced to an immaterial extent. A vote will not be taken on the Transaction unless and until the Commission issues an exemptive order with respect to the Transaction.

Dividend Trust’s investment objective is to provide a high level of total return on its assets with an emphasis on dividends and income. Dividend Trust attempts to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in dividend paying securities (such as common and preferred stock) or other income producing securities (such as fixed-income securities and securities that are convertible into common stock). In addition, under normal market conditions, at least 50% of Dividend Trust’s assets consist of dividend paying equity securities. Dividend Trust may invest up to 35% of its total assets in the securities of non-U.S. issuers (including securities of companies in emerging markets) and up to 25% of its total assets in securities of issuers in a single industry. There is no minimum credit rating for fixed-income debt securities in which Dividend Trust may invest, although it will not invest more than 10% of its total assets in fixed-income nonconvertible securities rated in the lower rating categories of recognized statistical rating agencies. Dividend Trust’s investments in the lower rating categories are typically those rated “BB” by Standard & Poor’s Ratings Services (“S&P”) or “Ba” by Moody’s Investors Service, Inc. (“Moody’s”) or unrated securities of comparable quality, all of which are commonly referred to as “junk bonds.”

The investment objective of Global Trust is long-term capital growth. Under normal market conditions, Global Trust will invest at least 80% of its total assets in equity securities of companies with small or medium-sized market capitalizations (“small-cap” and “mid-cap” companies, respectively), and, under normal market conditions, will invest at least 40% of its total assets in the equity securities of companies located outside the United States and in at least three countries. A company is deemed to be “located” outside the United States if its country of organization, its headquarters, principal place of business and/or the principal trading market of its stock are located outside of the United States. Although there are no geographic limits on Global Trust’s investments, no more than 35% of Global Trust’s total assets may be invested in the securities of companies headquartered or principally operating in “developing countries,” also known as emerging markets. Generally, developing countries include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan, Bermuda, and Western European countries (which include, Austria, Belgium, Denmark, France, Finland, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom). Global Trust may invest in the equity securities of companies of any market capitalization; however, it is expected that generally at least 80% of Global Trust’s assets will be invested in the equity securities of small-cap and/or mid-cap companies with market capitalizations up to $12 billion at the time of investment. Global Trust may invest up to 25% of its total assets in securities of issuers in a single industry. Global Trust may also invest up to 20% of its total assets in U.S. and non-U.S. non-convertible debt. There are no maturity limits or credit quality requirements for such investments. No assurances can be given that Global Trust’s objectives will be achieved. Global Trust may invest without limitation in securities of foreign issuers, although the portion invested in foreign securities will vary over time based on market conditions. As a result, Global Trust over time may be expected to experience different investment results from Dividend Trust. The Investment Adviser expects that the assets contributed to Global Trust will be invested in accordance with Global Trust’s investment objective and policies within three months after the completion of the Transaction, but not later than six months.

Global Trust will register under the 1940 Act as a diversified, closed-end investment company, and the Investment Adviser will serve as investment adviser to Global Trust. The advisory fee structure for Global Trust will be the same as that for Dividend Trust (See “Management of Dividend Trust and Global Trust” herein and “Investment Advisory and Administrative Arrangements” in the SAI.), and application will be made to list Global Trust Common Shares on the NYSE. The Distribution Record Date and the Distribution Date will be determined by the Board following shareholder approval of the Transaction. The investment objective and policies and other matters relating to Global Trust’s structure are described below. See “Investment Objectives and Policies of Dividend Trust and Global Trust.”

The Board believes that the Transaction will result in the following benefits to Dividend Trust common shareholders:

1. As a globally diversified fund, Global Trust will afford common shareholders the opportunity to seek the capital growth opportunities presented by foreign securities exposure. Under normal market conditions, Global Trust will invest at least 40% of its total assets in the equity securities of companies located outside the United States and in at least three countries. Global Trust’s operating policy of investing no more than 35% of its total assets in securities of companies headquartered or principally operating in “developing countries,” also known as emerging markets, is an operating policy that can be changed by Global Trust Board without shareholder approval. Of course, as a consequence of its global diversification policy, Global Trust’s investments may be subject to a variety of significant risks, such as that many foreign governments do not regulate stock exchanges to the same extent as does the United States government, foreign currency fluctuations could impact the value of assets, and clearance procedures may result in delayed payment when assets are sold. See “Risk Factors – Foreign Securities Risk” below.

2. The common shareholders will receive shares of an investment company with a different risk-return profile from Dividend Trust, thereby providing common shareholders with the following alternatives: (a) retaining their shares in both Dividend Trust and Global Trust; (b) selling their Global Trust shares and retaining their Dividend Trust shares; or (c) selling their Dividend Trust shares and retaining their Global Trust shares. As a consequence, Dividend Trust’s common shareholders may more closely align their investment portfolio with their desired exposure to different segments of the equity market. If a shareholder sells either of his or her Dividend Trust Common Shares or Global Trust Common Shares, the shareholder can be expected to incur brokerage commissions and such sale may constitute a taxable event for the shareholder.

3. Global Trust Common Shares will be issued at a much lower transaction cost to investors than is typically the case for a newly-organized closed-end equity fund since there will be no underwriting discounts, sales charges, or commissions. The Transaction will not result in an increase in the aggregate net assets of Dividend Trust and Global Trust.

The Board believes that the benefits of the Transaction outlined above outweigh the costs of the Transaction. For a description of the costs and expenses relating to the Transaction, see “Transaction Expenses” below.

Certain U.S. Federal Income Tax Consequences Of The Transaction

The following discussion should be read in conjunction with the discussion in “Taxation” below and is subject to the qualifications and assumptions set forth therein.

An amount equal to the fair market value of Global Trust Common Shares distributed to a Dividend Trust common shareholder plus the amount of any cash in lieu of fractional Global Trust Common Shares distributed to a Dividend Trust common shareholder (collectively, the “amount of the distribution”) will be treated as a taxable dividend to the extent of Dividend Trust’s current and accumulated earnings and profits that is allocated to the distribution and will be taxable to Dividend Trust common shareholder as a distribution of ordinary income, long-term capital gain or a combination of both (generally depending on the character of Dividend Trust’s taxable income for the taxable year of the Transaction). The portion of the distribution that is treated as ordinary income may, depending on the circumstances, consist in whole or in part of “qualified dividend income” in the case of non-corporate Dividend Trust shareholders, in accordance with the rules described under the heading “Taxation”. To the extent that the amount of the distribution exceeds the amount of earnings and profits allocated to such distribution, the excess (if any) will first be treated as a non-taxable return of capital, reducing Dividend Trust common shareholder’s tax basis in its Dividend Trust Common Shares accordingly, and, once that basis has been reduced to zero, any remaining amount will be taxable as gain realized from a deemed sale of Dividend Trust Common Shares. Foreign shareholders of Dividend Trust that participate in the Transaction will generally be subject to the same rules described under the heading “Taxation” for distributions to foreign shareholders of Global Trust, including the potential applicability of a 30% withholding tax on the portion of the Transaction distribution that is treated as an ordinary income dividend.

Each Dividend Trust common shareholder will take a fair market value tax basis in Global Trust Common Shares received and will have a holding period for Global Trust Common Shares that begins on the day following the date of the distribution.

The actual tax impact of the Transaction will be affected by a number of factors that are unknown at this time, including Dividend Trust’s final earnings and profits for the taxable year in which the distribution occurs, the fair market value of Global Trust’s common shares on the date of the Transaction, and the character of Dividend Trust’s taxable income for the taxable year in which the distribution occurs. Thus, a definitive calculation of the U.S. federal income tax impact of the Transaction will not be possible until after the end of the 2014 calendar year. Provided that Dividend Trust, as is expected, does not contribute securities with significant unrealized appreciation to Global Trust, the Transaction is not currently expected to result in the recognition of significant taxable gain (and thus earnings and profits) by Dividend Trust and therefore is not expected to increase significantly the total amount of taxable distributions received by Dividend Trust shareholders for the year ending December 31, 2014. Dividend Trust will notify its shareholders of the tax attributes of the Transaction after the end of the 2014 calendar year.

For a general description of the tax consequences of owning and disposing of Global Trust Common Shares, see “Taxation.”

Exchange Listing

Application will be made to list Global Trust Common Shares on the NYSE, subject to notice of issuance thereof. Although there is no current trading market for Global Trust Common Shares, it is expected that “when issued” trading of such shares will commence on the NYSE three business days prior to the Distribution Record Date.

Transaction Expenses

The costs of organizing Global Trust and effecting the distribution of Global Trust Common Shares to Dividend Trust’s common shareholders, including the fees and expenses of counsel and accountants and printing, listing and registration fees, are estimated to be approximately $700,000 and will be borne by Dividend Trust. In addition, Global Trust will incur operating expenses on an ongoing basis, including legal, auditing, transfer agency and custodian expenses that, when aggregated with the fees payable by Dividend Trust for similar services after the distribution, will likely exceed the fees currently payable by Dividend Trust for those services. It is not expected that the Distribution will have a significant effect on the annual expenses of Dividend Trust as a percentage of its net assets.

Manner of Effecting the Distribution

If the Transaction is approved by shareholders of Dividend Trust and all other conditions thereto are satisfied, the Dividend Trust Board is expected to authorize and cause Dividend Trust to declare the Distribution of all the outstanding Global Trust Common Shares, payable on the Distribution Date to the holders of record of Dividend Trust Common Shares as of the close of business on the Distribution Record Date. The Distribution Record Date and the Distribution Date will be determined by the Dividend Trust Board promptly following shareholder approval of the Transaction.

Dividend Trust will effect the Distribution on the Distribution Date by providing for the delivery of Global Trust Common Shares to the Distribution Agent for distribution to holders of record of Dividend Trust Common Shares as of the close of business on the Distribution Record Date. The Distribution will be made at an approximate rate of one (1) Global Trust Common Share for every ten (10) Dividend Trust Common Shares outstanding on the Distribution Record Date. All such Global Trust Common Shares will be fully paid and nonassessable. The holders of Global Trust Common Shares will have no preemptive rights to subscribe for additional Global Trust Common Shares or other securities of Global Trust. See “Description of the Securities.” Commencing on or about the Distribution Date, Global Trust Common Shares will be credited in book-entry form to accounts registered directly with the transfer agent, with a confirmation statement mailed to shareholders.

No fractional Global Trust Common Shares will be issued as part of the Distribution. The Distribution Agent will aggregate the fractional shares to which holders of Dividend Trust Common Shares would otherwise be entitled and attempt to sell them in the open market at then prevailing prices on behalf of such holders, and such holders will receive instead a cash payment in the amount of their pro rata share of the total sales proceeds. Thus, a person who holds a number of Dividend Trust Common Shares that is not an even multiple of ten (10) will receive the appropriate number of Global Trust Common Shares and a check for his or her pro rata share of the proceeds from sales of fractional share interests. A holder of fewer than ten (10) Dividend Trust Common Shares will receive no Global Trust Common Shares in the Distribution but will be entitled only to his or her pro rata share of the proceeds from sales of fractional share interests. Sales of fractional Global Trust Common Shares are expected to be made as soon as practicable after the Distribution Date and checks representing proceeds of fractional share sales of Global Trust Common Shares will be mailed shortly thereafter. Dividend Trust will bear the cost of commissions incurred in connection with such sales.

No holder of Dividend Trust Common Shares will be required to pay to Dividend Trust any cash or other consideration for Global Trust Common Shares received in the Distribution or to surrender or exchange shares of Dividend Trust Common Shares in order to receive Global Trust Common Shares. The Distribution will not affect the number of, nor the rights attaching to, outstanding Dividend Trust Common Shares.

Global Trust Common Shares distributed in connection with the Distribution will be freely transferable, except for shares received by persons who may be deemed to be “affiliates” of Global Trust under the 1933 Act. Persons who may be deemed to be “affiliates” of Global Trust after the Distribution generally include individuals or entities that control, are controlled by or are under common control with Global Trust, and may include certain officers and directors of Global Trust as well as principal shareholders of Global Trust. Persons who are affiliates of Global Trust will be permitted to sell their Global Trust Common Shares only pursuant to an effective registration statement under the 1933 Act or an exemption from the registration requirements of the 1933 Act, such as the exemptions afforded by Section 4(2) of the 1933 Act and Rule 144 thereunder.

Costs Associated With Sales of Global Trust Common Shares

If a Dividend Trust common shareholder sells Global Trust Common Shares that he or she receives in the Distribution, the shareholder may incur brokerage commissions and the sale may constitute a taxable event for the shareholder. Although it is anticipated that Global Trust Common Shares will be listed on the NYSE, Global Trust is newly organized and has no operating history or history of public trading. There can be no assurance as to the depth and liquidity of the market that may develop for Global Trust Common Shares.

Allocation of Investment Opportunities

After the Distribution, Dividend Trust and Global Trust and other clients of the Investment Adviser or its affiliates may purchase or sell the same securities. The Investment Adviser follows a policy of allocating purchases and sales of the same security among Dividend Trust and other managed accounts in a manner deemed fair and equitable to all accounts. See “Portfolio Transactions.”

INVESTMENT OBJECTIVES AND POLICIES OF

DIVIDEND TRUST AND GLOBAL TRUST

Dividend Trust

The objective of Dividend Trust is to provide a high level of total return on its assets with an emphasis on dividends and income. No assurance can be given that Dividend Trust will achieve its investment objective. Dividend Trust will attempt to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in dividend paying or other income producing securities. In addition, under normal market conditions, at least 50% of Dividend Trust’s assets consist of dividend paying equity securities. In making stock selections, the Investment Adviser looks for securities that have a superior yield and capital gains potential.

Global Trust

The investment objective of Global Trust is long-term growth of capital. Under normal market conditions, Global Trust will invest at least 80% of its total assets in equity securities (such as common stock and preferred stock) of companies with small or medium-sized market capitalizations (“small-cap” and “mid-cap” companies, respectively) and at least 40% of its total assets in the equity securities of companies located outside the United States and in at least three countries. A company’s market capitalization is generally calculated by multiplying the number of a company’s shares outstanding by its stock price. Global Trust defines “small-cap companies” as those with a market capitalization, generally less than $3 billion at the time of investment, and “mid-cap companies” as those with a market capitalization between $3 billion and $12 billion at the time of investment. A company is deemed to be “located” outside the United States if its country of organization, its headquarters, principal place of business and/or the principal trading market of its stock is located outside of the United States. From time to time, a substantial portion of the Fund’s assets may be invested in companies located in a single country.

The Fund may also invest up to 20% of its total assets in U.S. and non-U.S. non-convertible debt. There are no maturity limits or credit quality requirements for such investments. Although there are no geographic limits on the Fund’s investments, no more than 35% of the Fund’s total assets may be invested in the securities of companies headquartered or principally operating in “developing countries,” also known as emerging markets. Generally, developing countries, sometimes also referred to as emerging market countries, include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan, Bermuda, and Western European countries (which include, Austria, Belgium, Denmark, France, Finland, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom).

In selecting securities for Global Trust, the Investment Adviser will use a bottom-up, value approach. The Investment Adviser will primarily focus on company-specific criteria rather than on political, economic or other country-specific factors. Global Trust may invest without limitation in securities of foreign issuers, although the portion invested in foreign securities will vary over time based on market conditions. Foreign investments may involve certain risk and opportunity considerations not typically associated with investing in domestic issuers and could cause Global Trust to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies. For a further discussion of the risks associated with investing in foreign securities and a description of other risks inherent in Global Trust’s investment objectives and policies, see “Investment Objectives and Policies of Dividend Trust and Global Trust” and “Risk Factors.”

Certain Investment Practices

Except as noted below, Dividend Trust and Global Trust generally have the same investment practices. Each Fund’s investment practices are discussed below.

Equity Securities. Under normal market conditions, Dividend Trust invests at least 50% of its total assets in dividend paying equity securities, i.e., common stocks and preferred stocks. Under normal market conditions, Global Trust will invest at least 80% of its total assets in equity securities (such as common stock and preferred stock) of small and mid-cap companies.

Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred shareholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Equity securities also include preferred stock (whether or not convertible into common stock) and debt securities convertible into or exchangeable for common or preferred stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. The market value of preferred stock will also generally reflect whether (and if so when) the issuer may force holders to sell their preferred stock back to the issuer and whether (and if so when) the holders may force the issuer to buy back their preferred stock. Generally speaking, the right of the issuer to repurchase the preferred stock tends to reduce any premium at which the preferred stock might otherwise trade due to interest rate or credit factors, while the right of the holders to require the issuer to repurchase the preferred stock tends to reduce any discount at which the preferred stock might otherwise trade due to interest rate or credit factors. In addition, some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred stocks, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which each Fund invests will be declared or otherwise made payable.

Securities that are convertible into or exchangeable for preferred or common stock are liabilities of the issuer but are generally subordinated to more senior elements of the issuer’s balance sheet. Although such securities also generally reflect an element of conversion value, their market value also varies with interest rates and perceived credit risk. Many convertible securities are not investment grade, that is, not rated “BBB” or better by S&P or “Baa” or better by Moody’s or considered by the Investment Adviser to be of similar quality. There is no minimum credit rating or independent investment limitation for these securities in which each Fund may invest. Preferred stocks and convertible securities may have many of the same characteristics and risks as nonconvertible debt securities. See “—Non-Investment Grade Securities.”

The Investment Adviser believes that preferred stock and convertible securities of certain companies offer the opportunity for capital appreciation and periodic income. This is particularly true in the case of companies that have performed below expectations. If a company’s performance has been poor enough, its preferred stock and convertible securities may trade more like common stock than like fixed-income securities, which may result in above average appreciation if the company’s performance improves. Even if the credit quality of such a company is not in question, the market price of its convertible securities may reflect little or no element of conversion value if the price of its common stock has fallen substantially below the conversion price. This can result in capital appreciation if the price of the company’s common stock recovers.

Foreign Securities. Dividend Trust may invest up to 35% of its total assets in securities of non-U.S. issuers, which are generally denominated in foreign currencies. Under normal market conditions, Global Trust will invest at least 40% of its total assets in the equity securities of companies located outside the United States and in at least three countries.

The Investment Adviser believes that investing in foreign securities offers both enhanced investment opportunities and additional risks beyond those present in U.S. securities. Investing in foreign securities may provide increased diversification by adding securities from various foreign countries (i) that offer different investment opportunities, (ii) that generally are affected by different economic trends and (iii) whose stock markets may not be correlated with U.S. markets. At the same time, these opportunities and trends involve risks that may not be encountered in U.S. investments.

The following considerations comprise both risks and opportunities not typically associated with investing in U.S. securities: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less government supervision of stock exchanges, securities brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, the adoption of foreign government restrictions and other adverse political, social or diplomatic developments that could affect investment; sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements; and the historically lower level of responsiveness of foreign management to shareholder concerns (such as dividends and return on investment).

The Funds may purchase sponsored American Depository Receipts (“ADRs”) or U.S. dollar-denominated securities of foreign issuers, which will not be included in this foreign securities limitation. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. See “Risk Factors—Dividend Trust and Global Trust—Foreign Securities Risk.”

Non-Investment Grade Securities. Dividend Trust may invest up to 10% of its total assets in fixed-income nonconvertible securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality. Global Trust may invest up to 5% of its total assets in below investment-grade debt securities, also known as high-yield fixed income securities. These securities, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities that are rated lower than “BBB” by S&P or lower than “Baa” by Moody’s (or unrated debt securities of comparable quality) are referred to in the financial press as “junk bonds.”

Generally, such non-investment grade securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions, and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, such comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such non-investment grade securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer’s management and regulatory matters.

In addition, the market value of non-investment grade securities is more volatile than that of higher quality securities, and the markets in which such lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a Fund to purchase and may also have the effect of limiting the ability of a Fund to sell securities at their fair value in order to respond to changes in the economy or the financial markets.

Non-investment grade securities and unrated securities of comparable quality also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed-income securities), a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of nonconvertible bonds and preferred stocks moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. Interest rates are at historical lows and, therefore, it is likely that they will rise in the future.

As part of its investments in non-investment grade securities, the Funds may invest in securities of issuers in default. The Funds will make an investment in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate. By investing in securities of issuers in default, the Funds bear the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not otherwise appreciate.

In addition to using recognized rating agencies and other sources, the Investment Adviser also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Funds, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

Subsequent to its purchase by the Funds, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies might change their ratings of a particular issue to reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Funds, although the Investment Adviser will consider these events in determining whether the Funds should continue to hold the securities.

The market for non-investment grade and comparable unrated securities has experienced periods of significantly adverse price and liquidity several times, particularly at or around times of economic recession. Past market recessions have adversely affected the value of such securities and the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for those securities may react in a similar fashion in the future.

Developing Countries. The risks described above for foreign securities, including the risks of nationalization and expropriation of assets, are typically increased to the extent that the Funds invest in companies headquartered in developing, or emerging market, countries. Each of Dividend Trust and Global Trust may invest up to 35% of its total assets in securities of companies headquartered in developing countries. Investments in securities of companies headquartered in such countries may be considered speculative and subject to certain special risks. The political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic characteristics of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Some countries have inhibited the conversion of their currency to another. The currencies of certain developing countries have experienced devaluation relative to the U.S. dollar, and future devaluations may adversely affect the value of a Fund’s assets denominated in such currencies. Some developing countries have experienced substantial rates of inflation for many years. Continued inflation may adversely affect the economies and securities markets of such countries. In addition, unanticipated political or social developments may affect the value of a Fund’s investments in these countries and the availability of a Fund of additional investments in these countries. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make a Fund’s investments in such countries illiquid and more volatile than investments in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to companies located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such companies.

Value Investing. Each Fund’s portfolio managers will use various value methods in managing its assets. In selecting securities for a Fund, they evaluate the quality of a company’s balance sheet, the level of its cash flows and other measures of a company’s financial condition and profitability. The portfolio managers may also consider other factors, such as a company’s unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difficulties. The portfolio managers then use these factors to assess the company’s current worth, basing this assessment on either what they believe a knowledgeable buyer might pay to acquire the entire company or what they think the value of the company should be in the stock market.

Each Fund’s portfolio managers generally will invest in securities of companies that are trading significantly below their estimate of the company’s current worth in an attempt to reduce the risk of overpaying for such companies. Seeking long-term growth of capital, they also evaluate the prospects for the market price of the company’s securities to increase over a two- to five-year period toward this estimate.

The Investment Adviser’s value approach strives to reduce some of the other risks of investing in the securities of smaller companies (for the Fund’s portfolio taken as a whole) by evaluating other risk factors. For example, its portfolio managers generally attempt to lessen financial risk by buying companies with strong balance sheets and low leverage.

While there can be no assurance that this risk-averse value approach will be successful, the Investment Adviser believes that it can reduce some of the risks of investing in small-cap and mid-cap companies, which are inherently fragile in nature and whose securities have substantially greater market price volatility.

Although the Investment Adviser’s approach to security selection seeks to reduce downside risk to the Fund’s portfolio, especially during periods of broad smaller-company stock market declines, it may also potentially have the effect of limiting gains in strong smaller-company up markets.

Securities Subject to Reorganization. The Funds may invest without limit in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Investment Adviser, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Investment Adviser which must appraise not only the value of the issuer and its component businesses and the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and the dynamics and business climate when the offer or proposal is in process. The Investment Adviser has experience investing in securities subject to reorganization as a secondary strategy, and has advised a registered open-end fund since May 1993 and a registered closed-end fund since January 2007 which from time to time use risk arbitrage as a principal investment strategy. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Investment Adviser intends to select investments of this type which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternative investments.

Temporary Defensive Investments. Under normal market conditions, at least 80% of Dividend Trust’s assets consist of “dividend paying securities,” i.e., common stock and other equity securities of foreign and domestic companies which have historically paid periodic dividends to holders, or “income securities,” i.e., non-dividend paying equity or debt securities having a history of regular payments or accrual of income to holders. Under normal market conditions, Global Trust will invest at least 80% of its total assets in equity securities (such as common stock and preferred stock) of companies with small or medium-sized market capitalizations (“small-cap” and “mid-cap” companies, respectively) and at least 40% of its total assets in the equity securities of companies located outside the United States and in at least three countries. However, when a temporary defensive posture is believed by the Investment Adviser to be warranted (“temporary defensive periods”), each Fund may without limitation hold cash or invest all or a portion of its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Funds may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated “A-1” or higher by S&P or “Prime-1” by Moody’s; and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Funds may also invest to the extent permitted by applicable law in shares of money market mutual funds. Money market mutual funds are investment companies and the investments in those companies by the Funds are in some cases subject to certain fundamental investment restrictions and applicable law. As a shareholder in a mutual fund, the Funds will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Investment Adviser, with respect to assets so invested. See “Management of Dividend Trust and Global Trust.” The Funds may find it more difficult to achieve its investment objective during temporary defensive periods.

Options. The Funds may purchase or sell, i.e., write, options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the over-the-counter market, as a means of achieving additional return or of hedging the value of each Fund’s portfolio. A call option is a contract that, in return for a premium, gives the holder of the option the right to buy from the writer of the call option the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period. A put option is the reverse of a call option, giving the holder the right, in return for a premium, to sell the underlying security to the writer, at a specified price, and obligating the writer to purchase the underlying security from the holder at that price. The Funds may purchase call or put options as long as the aggregate initial margins and premiums, measured at the time of such investment, do not exceed 10% of the fair market value of each Fund’s total assets. There is no limit on the amount of options the Fund may write (sell).

If a Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if a Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Funds will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Funds will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series or in a private transaction. Although the Funds will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Funds would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options.

Although the Investment Adviser will attempt to take appropriate measures to minimize the risks relating to each Fund’s writing of put and call options, there can be no assurance that the Funds will succeed in any option-writing program it undertakes.

Futures Contracts and Options on Futures. The Funds may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. These futures contracts and related options may be on debt securities, financial indices, securities indices, U.S. government securities and foreign currencies. The Investment Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration under the Commodity Exchange Act. Accordingly, each Fund’s investments in derivative instruments described in this Proxy Statement/Prospectus and the SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission (the “CFTC”).

Forward Foreign Currency Exchange Contracts. Subject to guidelines of each Fund’s Board of Trustees, each Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against uncertainty in the level of future currency exchange rates. The Funds may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. Each Fund expects to invest in forward currency contracts for hedging or currency risk management purposes and not in order to speculate on currency exchange rate movements. Each Fund will only enter into forward currency contracts with parties which it believes to be creditworthy.

When Issued, Delayed Delivery Securities and Forward Commitments. The Funds may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Funds may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date.

Short Sales. The Funds may make short sales of securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. The market value of the securities sold short of any one issuer will not exceed either 10% of each Fund’s total assets or 5% of such issuer’s voting securities. The Funds also will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets. The Funds may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, a Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security.

Each Fund expects to make short sales both to obtain capital gain from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique. Short sales “against the box” may be subject to special tax rules, one of the effects of which may be to accelerate income to a Fund.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Funds may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash, U.S. government securities or other highly liquid debt securities) and the maintenance of collateral with its custodian. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Repurchase Agreements. Repurchase agreements may be seen as loans by a Fund collateralized by underlying securities. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the security at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Investment Adviser, acting under the supervision of the Board of Trustees of a Fund, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. Each Fund will not enter into repurchase agreements with the Investment Adviser or any of its affiliates.

Restricted and Illiquid Securities. The Funds may invest in securities for which there is no readily available trading market or are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Investment Adviser pursuant to procedures adopted by each Fund’s Board of Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If a Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

It may be difficult to sell such securities at a price representing the fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Funds may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Industry Concentration. Each Fund may invest up to 25% of its total assets in securities of issuers in a single industry. See “Risk Factors—Dividend Trust—Industry Concentration Risk.”

Leveraging. Dividend Trust currently uses leverage. Global Trust may use leverage although it has no current intention to use financial leverage during at least the first year of its operations. As provided in the 1940 Act and subject to certain exceptions, a Fund may issue senior securities (which may be stock, such as preferred shares, or securities representing debt) so long as its total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the amount of preferred shares and debt outstanding. Any such preferred shares may be convertible in accordance with Commission staff guidelines, which may permit the Fund to obtain leverage at attractive rates. The use of leverage magnifies the impact of changes in net asset value. For example, a fund that uses 33% leverage will show a 1.5% increase or decline in net asset value of its common stock for each 1% increase or decline in the value of its total assets. In addition, if the cost of leverage exceeds the return on the securities acquired with the proceeds of leverage, the use of leverage will diminish rather than enhance the return to the Fund. The use of leverage generally increases the volatility of returns to the Fund. See “Risk Factors—Dividend Trust and Global Trust—Leverage Risk.”

In the event a Fund had both outstanding preferred shares and senior securities representing debt at the same time, the Fund’s obligations to pay dividends or distributions and, upon liquidation of the Fund, liquidation payments in respect of its preferred shares would be subordinate to the Fund’s obligations to make any principal and/or interest payments due and owing with respect to its outstanding senior debt securities. Accordingly, the Fund’s issuance of senior securities representing debt would have the effect of creating special risks for the Fund’s preferred shareholders that would not be present in a capital structure that did not include such securities.

Investment Restrictions. Each Fund has adopted certain investment restrictions as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund (voting together as a single class). In addition, pursuant to the Statement of Preferences for each of Dividend Trust’s outstanding preferred shares, a majority, as defined in the 1940 Act, of the outstanding preferred shares of Dividend Trust (voting together as a single class but separately from its common shares) is also required to change a fundamental policy. Each Fund’s investment restrictions are more fully discussed under “Investment Restrictions.”

Loans of Portfolio Securities. To increase income, the Funds may lend its portfolio securities to securities broker-dealers or financial institutions if the loan is collateralized in accordance with applicable regulatory requirements.

If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities violate the terms of the loan or fail financially. There can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the other party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund would suffer a loss. See “Risk Factors and Special Considerations—Additional Investment Policies—Loans of Portfolio Securities” in the SAI.

Portfolio Turnover. The Funds will buy and sell securities to accomplish its investment objective. The investment policies of the Funds may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates.

Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease of the long term capital gains portion of distributions to shareholders.

For the fiscal years ended December 31, 2011, 2012 and 2013, the portfolio turnover rate of Dividend Trust was 15.0%, 14.5% and 15.8% respectively. Global Trust has no operating history. Each Fund anticipates that its annual portfolio turnover rate will generally not exceed 100%.

Further information on the investment objective and policies of the Fund are set forth in the SAI.

INVESTMENT METHODOLOGY OF DIVIDEND TRUST AND GLOBAL TRUST

In selecting securities for Dividend Trust and Global Trust, the Investment Adviser normally will consider the following factors, among others:

•	the Investment Adviser’s own evaluations of the private market value (as defined below), cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company;

•	the potential for capital appreciation of the securities;

•	the interest or dividend income generated by the securities;

•	the prices of the securities relative to other comparable securities;

•	whether the securities are entitled to the benefits of call protection or other protective covenants;

•	the existence of any anti-dilution protections or guarantees of the security; and

•	the diversification of the portfolio of the funds as to issuers.

The Investment Adviser’s investment philosophy with respect to equity securities is to identify assets that are selling in the public market at a discount to their private market value. The Investment Adviser defines private market value as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Investment Adviser also normally evaluates an issuer’s free cash flow and long-term earnings trends. Finally, the Investment Adviser looks for a catalyst, something indigenous to the company, its industry or country, that will surface additional value.

INVESTMENT RESTRICTIONS

Each Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund voting together as a single class. In addition, pursuant to the Statements of Preferences of Dividend Trust, the affirmative vote of the holders of a majority (as defined under the 1940 Act) of the outstanding preferred shares of Dividend Trust voting as a separate class is also required to change a fundamental policy. If the Global Trust issues and has outstanding preferred shares, the same class vote will be required to change any of its fundamental policies. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. Each Fund may not:

(1) invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry. This restriction does not apply to investments in U.S. government securities;

(2) purchase commodities or commodity contracts if such purchase would result in regulation of the Fund as a commodity pool operator;

(3) purchase or sell real estate, provided the Fund may invest in securities and other instruments secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

(4) make loans of money or other property, except that (i) the Fund may acquire debt obligations of any type (including through extensions of credit), enter into repurchase agreements and lend portfolio assets and (ii) the Fund may lend money or other property to other investment companies advised by the Investment Adviser pursuant to a common lending program to the extent permitted by applicable law;

(5) borrow money, except to the extent permitted by applicable law;

(6) issue senior securities, except to the extent permitted by applicable law; or

(7) underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under applicable law in selling portfolio securities; provided, however, this restriction shall not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its shareholders.

RISK FACTORS

Except as noted below, Dividend Trust and Global Trust are generally subject to the same principal risk factors. The principal risk factors of the Funds are discussed below.

Dividend Trust and Global Trust

Each of Dividend Trust and Global Trust is subject to the following risks:

Value Investing Risk. Each Fund focuses its investments on common and preferred stocks, specifically such stocks that are dividend-paying in the case of Dividend Trust, that the Investment Adviser believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in common and preferred stocks. These securities generally are selected on the basis of an issuer’s fundamentals relative to current market price. Such securities are subject to the risk of mis-estimation of certain fundamental factors. In addition, during certain time periods market dynamics may strongly favor “growth” stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. Disciplined adherence to a “value” investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible equity style mandates.

Selection Risk. Different types of stocks tend to shift into and out of favor with stock market investors, depending on market and economic conditions. The performance of funds that invest in value-style stocks may at times be better or worse than the performance of stock funds that focus on other types of stocks or that have a broader investment style.

Interest Rate Risk for Fixed Income Securities. The primary risk associated with fixed income securities is interest rate risk. A decrease in interest rates will generally result in an increase in the value of a fixed income security, while increases in interest rates will generally result in a decline in its value. This effect is generally more pronounced for fixed rate securities than for securities whose income rate is periodically reset. Market interest rates recently have declined significantly below historical average rates, which may increase the risk that these rates will rise in the future.

Further, while longer term fixed rate securities may pay higher interest rates than shorter term securities, longer term fixed rate securities, like fixed rate securities, also tend to be more sensitive to interest rate changes and, accordingly, tend to experience larger changes in value as a result of interest rate changes.

Equity Risk. The principal risk of investing in equity securities is equity risk. Equity risk is the risk that the price of an equity security will fall due to general market and economic conditions, perceptions regarding the industry in which the issuer participates or the issuing company’s particular circumstances. Common stock in which the Funds will invest or receive upon conversion of convertible securities is subject to such equity risk. In the case of convertible securities, it is the conversion value of a convertible security that is subject to the equity risk; that is, if the appreciation potential of a convertible security is not realized, the premium paid for its conversion value may not be recovered.

Illiquid Securities. Each Fund has no limit on the amount of its net assets it may invest in unregistered and otherwise illiquid investments. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the 1933 Act. Unregistered securities generally can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the 1933 Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in a Fund’s inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible.

Foreign Securities Risk. Dividend Trust may invest up to 35% of its total assets in the securities of foreign issuers. Under normal market conditions, Global Trust will invest at least 40% of its total assets in the equity securities of companies located outside the United States and in at least three countries. A company is deemed to be “located” outside the United States if its country of organization, its headquarters, principal place of business and/or the principal trading market of its stock are located outside of the United States. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers and such securities may be more volatile than those of issuers located in the U.S. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of a Fund held in foreign countries. Dividend income a Fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income. Moreover, certain equity investments in foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.

There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. A portfolio of foreign securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause a Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

The Funds also may purchase ADRs or U.S. dollar-denominated securities of foreign issuers. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

The following provides more detail on certain pronounced risks with foreign investing:

Currency Exchange Rate Risk. Because the foreign securities in which the Funds invest may trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the U.S. dollar value of the Funds’ portfolio assets, the value of dividends and interest earned, and gains and losses realized on the sale of such securities. Because the value of the Funds’ portfolio securities is calculated in U.S. dollars, it is possible for the Funds to lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Funds’ holdings increases. Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the Funds’ holdings in foreign securities denominated in such other currencies.

Tax Consequences of Foreign Investing. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, the Fund may make an election to treat gain or loss attributable to certain investments as capital gain or loss.

Emerging Markets Risk. No more than 35% of each of Dividend Trust’s and Global Trust’s total assets may be invested in the securities of companies headquartered or principally operating in “developing countries,” also known as emerging markets. An “emerging market” country is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development. Generally developing countries include every country in the world other than the United

States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan, Bermuda and Western European countries (which include, Austria, Belgium, Denmark, France, Finland, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom). The considerations noted above in “Foreign Securities Risk” are generally intensified for investments in developing countries. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments and restrictions on repatriation of capital invested. Economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Other risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; overdependence on exports, including gold and natural resources exports, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable securities custodial services and settlement practices. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative.

Non-Investment Grade Securities. Dividend Trust may invest up to 10% of its total assets in fixed-income nonconvertible securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality. Global Trust may invest up to 5% of its total assets in below investment-grade debt securities, also known as high-yield fixed income securities. These securities, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities that are rated lower than “BBB” by S&P or lower than “Baa” by Moody’s (or unrated debt securities of comparable quality) are referred to in the financial press as “junk bonds” and generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following:

•	greater volatility;

•	greater credit risk and risk of default;

•	potentially greater sensitivity to general economic or industry conditions;

•	potential lack of attractive resale opportunities (illiquidity); and

•	additional expenses to seek recovery from issuers who default.

In addition, the prices of these non-investment grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Non-investment grade securities tend to be less liquid than investment grade securities. The market value of non-investment grade securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates.

Ratings are relative and subjective and not absolute standards of quality. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition.

As a part of its investments in non-investment grade fixed-income securities, each Fund may invest in the securities of issuers in default. Each Fund will invest in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations and emerge from bankruptcy protection and that the value of such issuers’ securities will appreciate. By investing in the securities of issuers in default, each Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of these securities will not otherwise appreciate.

For a further description of non-investment grade securities and the risks associated therewith, see “Investment Objective and Policies of Dividend Trust and Global Trust—Certain Investment Practices—Non-Investment Grade Securities.”

Loans of Portfolio Securities. Consistent with applicable regulatory requirements and each Fund’s investment restrictions, the Funds may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described in the SAI), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Funds continue to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Funds will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. Each Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements.

For a further description of such loans of portfolio securities, see “Risk Factors and Special Considerations—Additional Investment Policies—Loans of Portfolio Securities” in the SAI.

Industry Concentration Risk. Dividend Trust and Global Trust may each invest up to 25% of its total assets in securities of a single industry. Should the Fund choose to do so, the net asset value of the Fund will be more susceptible to factors affecting those particular types of companies, which, depending on the particular industry, may include, among others: governmental regulation; inflation; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; and increasing interest rates resulting in high interest costs on borrowings needed for capital investment, including costs associated with compliance with environmental and other regulations. In such circumstances each Fund’s investments may be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of industries.

Leverage Risk. Dividend Trust currently uses financial leverage for investment purposes. Global Trust may use financial leverage for investment purposes although it has no current intention to use financial leverage during at least the first year of its operations. As of December 31, 2013, the amount of leverage for Dividend Trust represented approximately 19% of its net assets. A Fund’s leveraged capital structure creates special risks not associated with unleveraged funds that have a similar investment objective and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of a Fund and the asset coverage for the preferred shares. Such volatility may increase the likelihood of a Fund having to sell investments in order to meet its obligations to make distributions on the preferred shares or principal or interest payments on debt securities, or to redeem preferred shares or repay debt, when it may be disadvantageous to do so. The use of leverage magnifies both the favorable and unfavorable effects of price movements in the investments made by a Fund. To the extent a Fund is leveraged in its investment operations, the Fund will be subject to substantial risk of loss. Each Fund cannot assure that borrowings or the issuance of preferred shares will result in a higher yield or return to the holders of the common shares. Also, if a Fund is utilizing leverage, a decline in net asset value could affect the ability of the Fund to make common share distributions and such a failure to make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

Any decline in the net asset value of a Fund’s investments would be borne entirely by the holders of common shares. Therefore, if the market value of a Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. In such a case, the Fund might be in danger of failing to maintain the required asset coverage of its borrowings or preferred shares or of losing its ratings on its borrowings or preferred shares or, in an extreme case, the Fund’s current investment income might not be sufficient to meet the interest or dividend requirements on its borrowings or preferred shares. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the preferred shares.

Management Risk. Each Fund is subject to management risk because it is an actively managed portfolio. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Dependence on Key Personnel. The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to each Fund’s investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service each Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser.

Market Disruption and Geopolitical Risk. Geopolitical events, such as terrorist attacks and wars, have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, ratings, credit risk, inflation, energy prices and other factors relating to the common shares and preferred stock.

Recent Economic Events. The debt and equity capital markets in the United States and around the world were negatively impacted by significant write-offs in the financial services sector and the repricing of credit risk, and defaults or the increased risk of defaults on debt securities, among other things in recent years. These events, along with the downgrade to the United States credit rating, deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions have led to worsening general economic conditions, which have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These events have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for issuers of debt securities to obtain financings or refinancings for their investment or lending activities or operations. There is a risk that such issuers will be unable to successfully complete such financings or refinancings. In particular, because of the current conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. These events may increase the volatility of the value of securities owned by a Fund and/or result in sudden and significant valuation increases or declines in its portfolio. These events also may make it more difficult for the Funds to accurately value its securities or to sell its securities on a timely basis. In addition, illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates on the common shares. These events have adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by a Fund to make payments of principal and interest when due, lead to lower credit ratings and increase defaults. There is also a risk that developments in sectors of the credit markets in which a Fund does not invest may adversely affect the liquidity and the value of securities in sectors of the credit markets in which the Fund does invest, including securities owned by the Fund.

Although the U.S. economy has seen gradual improvement since 2008, many of the effects of the global financial crisis that began to unfold in 2007 continue to exist and economic growth has been slow and uneven. In addition, the negative impacts and continued uncertainty stemming from the sovereign debt crisis and economic difficulties in Europe and U.S. fiscal and political matters, including deficit reduction and U.S. debt ratings, have impacted and may continue to impact the global economic recovery. These events and possible continuing market turbulence may have an adverse effect on the Fund. In response to the global financial crisis, the United States and other governments and the Federal Reserve and certain foreign central banks took steps to support financial markets. However, risks to a robust resumption of growth persist: a weak consumer weighed down by too much debt and increasing joblessness, the growing size of the federal budget deficit and national debt, and the threat of inflation. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts;

many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union (“EMU”) member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the European EMU. These requirements can severely limit European EMU member countries’ ability to implement monetary policy to address regional economic conditions. A return to unfavorable economic conditions could impair the Fund’s ability to execute its investment strategies.

General market uncertainty and consequent repricing of risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of debt securities and significant and rapid value decline in certain instances. These conditions resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. Such market conditions may make valuation of some of a Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings. If there is a significant decline in the value of a Fund’s portfolio, this may impact the asset coverage levels for the Fund’s outstanding leverage.

Government Intervention in Financial Markets Risk. The recent instability in the financial markets discussed above has led the U.S. government and certain foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Funds invest, or the issuers of such securities, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objectives.

Congress has enacted sweeping financial legislation, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), signed into law by President Obama on July 21, 2010, regarding the operation of banks, private fund managers and other financial institutions, which includes provisions regarding the regulation of derivatives. The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict, and may be adverse. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Funds. In addition, Congress may address tax policy, which also could have uncertain direct and indirect impact on trading and operations, as well as, potentially, operations and structure of the Fund.

The implementation of the Dodd-Frank Act could also adversely affect the Investment Adviser and the Funds by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny and the implementation of enhanced and new regulatory requirements may increase the Investment Adviser’s and each Fund’s exposure to potential liabilities, and in particular liabilities arising from violating any such enhanced and/or new regulatory requirements. Increased regulatory oversight could also impose administrative burdens on the Investment Adviser and the Funds, including, without limitation, responding to investigations and implementing new policies and procedures. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and the Investment Adviser and the Funds may be affected by the new legislation and regulation in ways that are currently unforeseeable.

On February 9, 2012, the CFTC adopted certain amendments to the regulations governing commodity pools, commodity pool operators, and commodity trading advisors (the “CPO-CTA Rulemaking”). As part of the CPO-CTA Rulemaking, the CFTC amended Rule 4.5 under the Commodity Exchange Act to impose additional restrictions on the use of futures, options and swaps by registered investment companies, such as the Funds. These amendments limit the ability of a Fund to use futures, options and swaps without the Fund, its advisors and operators being subject to full CFTC regulation, which would impose substantial additional regulatory and compliance burdens on the Investment Adviser (who would have to register as commodity pool operators and/or commodity trading advisers) and the Fund. These amendments have an extended implementation period and their full implementation is dependent upon the completion of other related rulemakings. The ultimate effect these amendments may have on the Investment Adviser and the Funds is thus uncertain; however, it is possible that they may adversely affect each Fund’s ability to manage its portfolio and may impair each Fund’s ability to achieve its investment objectives.

The CPO-CTA Rulemaking also imposed additional reporting and disclosure obligations on commodity pool operators and this may too adversely affect each Fund’s ability to manage its portfolio and impair each Fund’s ability to achieve its investment objectives. The CPO-CTA Rulemaking may substantially increase regulatory compliance costs for each Fund and the Investment Adviser and could have effects on the management of each Fund’s portfolio that are currently unforeseeable, that could reduce returns to investors and that could impair each Fund’s ability to achieve its investment objectives.

In the aftermath of the recent financial crisis, there appears to be a renewed popular, political and judicial focus on finance related consumer protection. Financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding common shares of a closed-end investment company such as the Funds and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.

Long-term Objective. Each Fund is intended for investors seeking returns over the long-term. Each Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. An investment in shares of a Fund should not be considered a complete investment program. Each shareholder should take into account a Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund.

Anti-Takeover Provisions. Each Fund’s governing documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See “Anti-Takeover Provisions of the Fund’s Governing Documents.”

Status as a Regulated Investment Company. Dividend Trust has elected and has qualified, and intends to remain qualified, and Global Trust intends to elect and qualify, for U.S. federal income tax purposes as a regulated investment company under Subchapter M of the Code. Qualification of each Fund requires, among other things, compliance by that Fund with certain distribution requirements. Statutory limitations on distributions on the common shares if a Fund fails to satisfy the 1940 Act’s asset coverage requirements could jeopardize the Fund’s ability to meet such distribution requirements. While the Funds presently intend to purchase or redeem notes or preferred shares, if any, to the extent necessary in order to maintain compliance with such asset coverage requirements, there can be no assurance that such actions can be effected in time to meet the Code requirements. For a more complete discussion of these and other federal income tax considerations, see “Taxation.”

Market Discount Risk. Whether investors will realize gains or losses upon the sale of common shares of a Fund will depend upon the market price of the shares at the time of sale, which may be less or more than the Fund’s net asset value per share. Since the market price of the common shares will be affected by such factors as the Fund’s dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, net asset value, market liquidity, the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond the control of the Fund, we cannot predict whether the common shares will trade at, below or above net asset value or at, below or above the public offering price. Common shares of closed-end funds often trade at a discount to their net asset values and each Fund’s common shares may trade at such a discount. This risk may be greater for investors expecting to sell their common shares of a Fund soon after completion of a public offering. The common shares of each Fund are designed primarily for long-term investors, and investors in the shares should not view each Fund as a vehicle for trading purposes.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of any variable rate preferred stock or debt securities issued by a Fund would likely increase, which would tend to further reduce returns to common shareholders.

Prepayment Risks on Government Sponsored Mortgage-Backed Securities. The yield and maturity characteristics of government sponsored mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may generally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. Prepayment risks include the following:

•	the relationship between prepayments and interest rates may give some lower grade government sponsored mortgage-backed securities less potential for growth in value than conventional bonds with comparable maturities;

•	in addition, when interest rates fall, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid;

•	because of these and other reasons, a government sponsored mortgage-backed security’s total return and maturity may be difficult to predict; and

•	to the extent that a Fund purchase government sponsored mortgage-backed securities at a premium, prepayments may result in loss of the Fund’s principal investment to the extent of premium paid.

Dividend Trust

Distribution Risk for Equity Income Securities. In selecting equity income securities in which the Fund will invest, the Investment Adviser will consider the issuer’s history of making regular periodic distributions (i.e., dividends) to its equity holders. An issuer’s history of paying dividends, however, does not guarantee that the issuer will continue to pay dividends in the future. The dividend income stream associated with equity income securities generally is not guaranteed and will be subordinate to payment obligations of the issuer on its debt and other liabilities. Accordingly, in the event the issuer does not realize sufficient income in a particular period both to service its liabilities and to pay dividends on its equity securities, it may forgo paying dividends on its equity securities. In addition, because in most instances issuers are not obligated to make periodic distributions to the holders of their equity securities, such distributions or dividends generally may be discontinued at the issuer’s discretion.

Global Trust

Investing in Smaller Capitalization Companies. The Investment Adviser expects that under normal market conditions, at least 80% of Global Trust’s assets will be invested in the equity securities of small-cap and/or mid-cap companies with market capitalizations up to $12 billion at the time of investment.

The Investment Adviser views the large and diverse universe of smaller companies available for investment by the Fund as having two investment segments or tiers — small-cap and mid-cap. The Investment Adviser currently defines the small-cap universe as those companies with a market capitalization generally less than $3 billion at the time of investment. The Investment Adviser currently defines mid-cap as those companies with market caps between $3 billion and $12 billion at the time of investment.

Smaller companies offer investment opportunities and additional risks. They may not be well known to the investing public, may not be significantly owned by institutional investors and may not have steady earnings growth. These companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger companies. In addition, the securities of such companies may be more vulnerable to adverse general market or economic developments, more volatile in price, have wider spreads between their bid and ask prices and have significantly lower trading volumes than the securities of larger capitalization companies. As such, securities of these smaller companies may be less liquid than those of larger companies, and may experience greater price fluctuations than larger companies. In addition, small-cap or mid-cap company securities may not be widely followed by investors, which may result in reduced demand.

As a result, the purchase or sale of more than a limited number of shares of the securities of a smaller company may affect its market price. The Investment Adviser may need a considerable amount of time to purchase or sell its positions in these securities, particularly when other Investment Adviser-managed accounts or other investors are also seeking to purchase or sell them. Accordingly, the Investment Adviser’s investment focus on the securities of smaller companies generally leads it to have a long-term investment outlook of at least two years for a portfolio security.

The U.S. small-cap tier consists of more than 12,000 companies. In this segment, there is a relatively higher level of institutional investor ownership and more research coverage by securities analysts than generally exists for micro-cap companies. This greater attention makes the market for such securities more efficient compared to micro-cap securities because they have somewhat greater trading volumes and narrower bid/ask prices.

As discussed below, Global Trust may also invest in U.S. and non-U.S. mid-cap securities. Global Trust will invest, and Dividend Trust may invest, in foreign securities. The foreign smaller company market consists of more than 9,100 companies in developed countries. More information regarding investing in foreign securities is set forth above.

The mid-cap sector includes more than 4,600 companies. In general, mid-cap companies share many of the same characteristics as small-cap companies.

U.S. Government Securities and Credit Rating Downgrade Risk. Under normal market conditions, Global Trust may invest up to 20% of its total assets in direct obligations of the government of the United States or its agencies. Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the U.S. guarantee only that principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of Global Trust shares will increase, and, in fact, the market values of such obligations may fluctuate. In addition, not all U.S. government securities are backed by the full faith and credit of the U.S.; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

The events surrounding past negotiations regarding the U.S. federal government debt ceiling and deficit reduction could adversely affect Global Trust’s ability to achieve its investment objective. In 2011, S&P lowered its long-term sovereign credit rating on the U.S. to “AA+” from “AAA.” The downgrade by S&P increased volatility in both stock and bond markets, resulting in higher interest rates and higher Treasury yields, and increased the costs of all kinds of debt. Repeat occurrences of similar events could have significant adverse effects on the U.S. economy generally and could result in significant adverse impacts on issuers of securities held by Global Trust and Global Trust itself. The Investment Adviser cannot predict the effects of similar events in the future on the U.S. economy and securities markets or on Global Trust’s portfolio. The Investment Adviser intends to monitor developments and seek to manage the Global Trust’s portfolio in a manner consistent with achieving Global Trust’s investment objective, but there can be no assurance that it will be successful in doing so and the Investment Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments.

MANAGEMENT OF DIVIDEND TRUST AND GLOBAL TRUST

General

Each Fund’s Board of Trustees (who, with each Fund’s officers, are described in the SAI) has overall responsibility for the management of its Fund. Each Board of Trustees decides upon matters of general policy and reviews the actions of the Investment Adviser, Gabelli Funds, LLC, One Corporate Center, Rye, New York 10580-1422, and the Sub-Administrator (as defined below). Pursuant to an investment advisory agreement (each, an “Advisory Agreement”) with each Fund, the Investment Adviser, under the supervision of each Fund’s Board of Trustees, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides all facilities and personnel, including officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are its affiliates. For services rendered by the Investment Adviser on behalf of Global Trust, Global Trust pays the Investment Adviser a fee computed weekly and paid monthly at the annual rate of 1.00% of Global Trust’s average weekly net assets. Net assets are total assets minus the sum of Global Trust’s liabilities (such liabilities will exclude the aggregate liquidation preference of any outstanding preferred shares and accumulated dividends, if any, on those shares and the outstanding principal amount of any debt securities the proceeds of which were used for investment purposes, plus accrued and unpaid interest thereon). As compensation for its services and the related expenses borne by the Investment Adviser, Dividend Trust pays the Investment Adviser a fee, computed weekly and payable monthly, equal, on an annual basis, to 1.00% of Dividend Trust’s average weekly net assets, including proceeds attributable to any outstanding preferred shares, with no deduction for liquidation preference of any preferred shares. With respect to Dividend Trust, the Investment Adviser has agreed to reduce the portion of its management fee attributable to an amount of assets of Dividend Trust equal to the aggregate stated value of, as the case may be, its currently outstanding Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred and/or Series E Preferred (together, the “Existing Preferred”) for any calendar year in which the net asset value total return of Dividend Trust allocable to the common shares, including distributions and the management fee subject to potential reduction, is less than (i) in the case of the Series A Preferred and/or Series D Preferred, the stated annual dividend rate of such series and (ii) in the case of the Series B Preferred, Series C Preferred and/or Series E Preferred, the net cost of capital to Dividend Trust with respect to such series for such year expressed as a percentage (including, without duplication, distributions paid by Dividend Trust on such series and the net cost to Dividend Trust of any associated swap or cap transaction if Dividend Trust hedges its distribution obligations). This reduction will apply to the portion of Dividend Trust’s assets attributable to the Existing Preferred for so long as the Investment Adviser agrees to continue the reduction, and will not apply to any preferred shares issued in the future. Dividend Trust’s total return on the net asset value of the common shares is monitored on a monthly basis to assess whether the total return on the net asset value of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of preferred shares for the period. The test to confirm the accrual of the management fee on the assets attributable to each particular series of preferred shares is annual. Dividend Trust will accrue for the management fee on these assets during the fiscal year if it appears probable that the Fund will incur the management fee on those additional assets.

The Investment Adviser

The Investment Adviser is a New York limited liability company which serves as an investment adviser to 16 open-end and 10 closed-end registered management investment companies and a Luxembourg SICAV with combined aggregate net assets in excess of $24.0 billion as of September 30, 2013. The Investment Adviser is a registered adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a “controlling person” of the Investment Adviser on the basis of his controlling interest in GAMCO Investors, Inc. (“GBL”), the parent company of the Investment Adviser. The Investment Adviser has several affiliates that provide investment advisory services: GAMCO Asset Management, Inc., a wholly owned subsidiary of GBL, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, and as sub-adviser to certain third party investment funds, which include registered investment companies, and had assets under management of approximately $18.5 billion as of September 30, 2013; Teton Advisors, Inc., an affiliate of the Investment Adviser with assets under management of approximately $1.8 billion as of September 30, 2013, acts as investment adviser to The TETON Westwood Funds and separately managed accounts; Gabelli Securities, Inc., a majority owned subsidiary of GBL, acts as investment adviser to certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $805 million as of September 30, 2013; and Gabelli Fixed Income LLC, an indirect wholly owned subsidiary of GBL, acts as investment adviser for separate accounts having assets under management of approximately $63 million as of September 30, 2013. Teton Advisors, Inc. was spun off by GBL in March 2009 and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, Inc., which holds a majority of the voting power of common stock of Teton Advisors, Inc. as of September 30, 2013.

Payment of Expenses

The Investment Adviser is obligated to pay expenses associated with providing the services contemplated by each Advisory Agreement, including compensation of, and office space for, its officers and employees connected with investment and economic research, trading and investment management and administration of each Fund (but excluding costs associated with the calculation of the net asset value and allocated costs of the chief compliance officer function and officers of each Fund that are employed by such Fund and are not employed by the Investment Adviser although such officers may receive incentive-based variable compensation from the Investment Adviser and affiliates of the Investment Adviser), as well as the fees of all Trustees of each Fund who are not officers or employees of the Investment Adviser or its affiliates.

In addition to the fees of the Investment Adviser, each Fund is responsible for the payment of all its other expenses incurred in the operation of such Fund that are not payable by the Investment Adviser, which include, among other things, expenses for legal and the independent registered public accounting firm’s services, stock exchange listing fees, costs of printing proxies, shareholder reports, charges of such Fund’s custodian, charges of the transfer agent and distribution disbursing agent, commission fees, fees and expenses of Trustees who are not officers or employees of the Investment Adviser or its affiliates, accounting and printing costs, such Fund’s pro rata portion of membership fees in trade organizations, the Fund’s pro rata portion of the Chief Compliance Officer’s compensation, fidelity bond coverage for such Fund’s officers and employees, Trustees and officers liability policy, interest, brokerage costs, taxes, expenses of qualifying such Fund for sale in various states, expenses of personnel performing shareholder servicing functions, litigation and other extraordinary or non-recurring expenses and other expenses properly payable by such Fund.

A discussion regarding the basis for the Dividend Trust Board’s approval of the continuation of the investment advisory contract of Dividend Trust is available in its annual report to shareholders dated December 31, 2012. A discussion regarding the basis of the Global Trust Board’s approval of the Global Trust Investment Advisory Agreement will be available in Global Trust’s first annual report or semi-annual report to shareholders, which will be available after the Transaction is effected and Global Trust has commenced investment operations.

Selection of Securities Brokers

Each Advisory Agreement contains provisions relating to the selection of securities brokers to effect the portfolio transactions of each Fund. Under those provisions, the Investment Adviser may (i) direct Fund portfolio brokerage to G.research, Inc. (“G.research”) (formerly, Gabelli & Company, Inc.) or other broker-dealer affiliates of the Investment Adviser and (ii) pay commissions to brokers other than G.research that are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Investment Adviser to be useful or desirable for its investment management of the Fund and/or its other advisory accounts or those of any investment adviser affiliated with it. The SAI contains further information about each Advisory Agreement, including a more complete description of the advisory and expense arrangements, exculpatory and brokerage provisions, and information on the brokerage practices of each Fund.

Portfolio Management

Dividend Trust is managed by six portfolio managers. Global Trust will be managed by four portfolio managers, each of whom is also a portfolio manager of Dividend Trust.

Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of Dividend Trust and will be primarily responsible for the day-to-day management of Global Trust. Mr. Gabelli has served as Chairman and Chief Executive Officer of GAMCO Investors, Inc. and its predecessors since 1976. Mr. Gabelli is the Chief Investment Officer—Value Products for the Investment Adviser and GAMCO Asset Management Inc. Mr. Gabelli serves as Portfolio Manager for several funds in the Gabelli fund family and is a director of most of the funds in the family. Mr. Gabelli is also the Chief Executive Officer and a director of GGCP, Inc., a private company owning the majority of the shares of GAMCO Investors, Inc.

Barbara G. Marcin has served as a Senior Portfolio Manager for Dividend Trust since its inception. Ms. Marcin joined GAMCO Investors, Inc. in 1999. Ms. Marcin currently serves as the portfolio manager of The Gabelli Dividend Growth Fund and the TETON Westwood Income Fund, and as a portfolio manager of the GAMCO Global Gold, Natural Resources & Income Trust by Gabelli. Prior thereto, she worked at Citibank Global Asset Management where she was head of value investments and was a member of the Global Investment Policy Committee and co-Chair of the U.S. Equity Policy Committee. Prior to joining Citibank, she worked at Fiduciary Trust Company for ten years as a portfolio manager and as an analyst in the Personal Financial Management Group at EF Hutton. Ms. Marcin received a M.B.A. from Harvard University and a B.A. from the University of Virginia.

Robert D. Leininger, CFA, has served as a Portfolio Manager of Dividend Trust since 2010. In 2009 Mr. Leininger was a partner and portfolio manager at Copeland Capital Management. Prior to joining Copeland Capital Management Mr. Leininger worked at Rorer Asset Management LLC from 1997 through 2008 where he was a member of the investment policy committee and a partner in the firm. Mr. Leininger received his MBA from the Wharton School at the University of Pennsylvania and his undergraduate degree from Amherst College.

Kevin V. Dreyer has served as a Portfolio Manager of Dividend Trust since 2012 and will serve as a Portfolio Manager for Global Trust. Mr. Dreyer joined G.research as a research analyst in 2005 and the Investment Adviser in 2006. He has been an Associate Portfolio Manager of the GAMCO Global Opportunity Fund since 2006; The Gabelli Healthcare & WellnessRx Trust since 2007; The Gabelli Asset Fund since 2009; and a Portfolio Manager of The Gabelli SRI Fund since 2011 and of The Gabelli Equity Trust since 2013. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA from Columbia Business School.

Christopher J. Marangi has served as a Portfolio Manager of Dividend Trust since 2012 and will serve as a Portfolio Manager for Global Trust. Mr. Marangi joined G.research as a research analyst in 2003 and the Investment Adviser in 2006. He has been an Associate Portfolio Manager of The Gabelli Value 25 Fund since 2006; The Gabelli Multimedia Trust since 2010; The Gabelli Asset Fund since 2010; and a Portfolio Manager of The Gabelli SRI Fund since 2011 and The Gabelli Equity Trust since 2013. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA with honors from Columbia Business School.

Jeffrey J. Jonas, CFA, has served as a Portfolio Manager of Dividend Trust since 2012 and will serve as a Portfolio Manager for Global Trust. Mr. Jonas started his career with G.research in July 2003 as a research analyst covering the health & wellness sector, focusing on cardiovascular, plastic surgery, and pharmacy benefits management companies and joined the Investment Adviser in 2007. Mr. Jonas has been an Associate Portfolio Manager of the Gabelli Asset Fund since 2012 and a Portfolio Manager of the Gabelli Healthcare & WellnessRx Trust since 2007. Mr. Jonas graduated as a Gabelli Presidential Scholar from the Carroll School of Management at Boston College with a B.S. in finance and management information systems.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities of each Fund.

Non-Resident Trustees

Anthonie C. van Ekris and Mario d’Urso, Trustees of Dividend Trust, reside outside the U.S. and all or a significant portion of their assets are located outside the U.S. Neither of these Trustees has an authorized agent in the U.S. to receive service of process. As a result, it may not be possible for investors to effect service of process within the U.S. or to enforce against any non-resident trustee in U.S. courts judgments predicated upon civil liability provisions of U.S. securities laws. It may also not be possible to enforce against any non-resident trustee in foreign courts judgments of U.S. courts or liabilities in original actions predicated upon civil liability provisions of the U.S.

Sub-Administrator

The Investment Adviser has entered into a sub-administration agreement with BNY Mellon Investment Servicing (US) Inc. (the “Sub-Administrator”) pursuant to which the Sub-Administrator provides certain administrative services necessary for each Fund’s operations which do not include the investment and portfolio management services provided by the Investment Adviser. For these services and the related expenses borne by the Sub-Administrator, the Investment Adviser pays a prorated monthly fee at the annual rate of 0.0275% of the first $12 billion of the aggregate average net assets of each Fund and all other funds advised by the Investment Adviser and Teton Advisors, Inc. and administered by the Sub-Administrator, 0.0125% of the aggregate average net assets exceeding $12 billion but less than $15 billion and 0.01% of the aggregate average net assets in excess of $15 billion. The Sub-Administrator has its principal office at 760 Moore Road, King of Prussia, Pennsylvania 19406.

PORTFOLIO TRANSACTIONS

Principal transactions are not entered into with affiliates of the Fund. However, G.research Inc., an affiliate of the Investment Adviser, may execute portfolio transactions on stock exchanges and in the over-the-counter markets on an agency basis and receive a stated commission therefore. For a more detailed discussion of the Fund’s brokerage allocation practices, see “Portfolio Transactions” in the SAI.

DIVIDENDS AND DISTRIBUTIONS

In order to allow its holders of common shares to realize a predictable, but not assured, level of cash flow and some liquidity periodically on their investment without having to sell shares, Dividend Trust has adopted a policy, which may be changed at any time by the Board of Trustees, of paying monthly distributions on its common shares. If necessary, Dividend Trust will pay an adjusting distribution in December which includes any additional income and net realized capital gains in excess of the monthly distributions for that year to satisfy the minimum distribution requirements of the Code.

While Dividend Trust makes distributions monthly pursuant to its distribution policy, Global Trust will distribute substantially all of its net investment income and net realized capital gains to shareholders at year end. The distribution policy of Global Trust may be modified from time to time by Global Trust’s Board. As a RIC under the Code, Global Trust will not be subject to U.S. federal income tax on any taxable income that it distributes to shareholders, provided that at least 90% of its investment company taxable income for that taxable year is distributed to its shareholders.

Each Fund’s annualized distributions may contain a return of capital and should not be considered as the dividend yield or total return of an investment in its common shares. A portion of Dividend Trust’s common share distributions for the years ending 2012, 2011, 2010, 2009, 2008, and 2004 have included a return of capital. For the fiscal year ended December 31, 2013, Dividend Trust made distributions of $1.03 per common share, which did not include a return of capital. The composition of each distribution is estimated based on earnings as of the record date for each distribution. The actual composition of each distribution may change based on the Fund’s investment activity through the end of the calendar year. To avoid paying income tax at the corporate level, each Fund will distribute substantially all of its investment company taxable income and previously undistributed cumulative net capital gain.

Each Fund may retain for reinvestment, and pay the resulting U.S. federal income taxes on its net capital gain, if any, although, as previously mentioned, each Fund intends to distribute substantially all of its previously undistributed cumulative net capital gain each year. In the event that a Fund’s investment company taxable income and net capital gain exceeds the total of the Fund’s monthly or annual distributions, as applicable, and the amount of distributions on any shares issued by the Fund, the Fund intends to pay such excess once a year. If, for any calendar year, the total monthly or annual distributions, as applicable, and the amount of distributions on any shares issued by a Fund exceed investment company taxable income and cumulative net capital gain, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in his or her shares. Any distributions to the holders of shares which constitute tax-free return of capital will reduce a shareholder’s tax basis in such shares, thereby increasing such shareholder’s potential gain or reducing his or her potential loss on the sale of the shares. Any amounts distributed to a shareholder in excess of the basis in the shares will generally be taxable to the shareholder as capital gain. See “Taxation.”

In the event a Fund distributes amounts in excess of its investment company taxable income and net capital gain, such distributions will decrease the Fund’s total assets and, therefore have the likely effect of increasing the Fund’s expense ratio as the Fund’s fixed expenses will become a larger percentage of the Fund’s average net assets. In addition, in order to make such distributions, a Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action.

Each Fund, along with other closed-end registered investment companies advised by the Investment Adviser, is covered by an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting each Fund to make periodic distributions of long-term capital gains provided that any distribution policy of the Fund with respect to its common shares calls for periodic distributions in an amount equal to a fixed percentage of the Fund’s average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a fixed dollar amount. Dividend Trust’s current policy is to make monthly distributions to holders of its common shares and Global Trust will make yearly distributions. The exemption also permits each Fund to make such distributions with respect to its preferred shares in accordance with such shares’ terms.

AUTOMATIC DIVIDEND REINVESTMENT AND VOLUNTARY CASH PURCHASE PLANS

Under each Fund’s automatic dividend reinvestment plan (the “Plan”), a shareholder whose common shares are registered in his or her own name will have all distributions reinvested automatically by Computershare, which is agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Where distributions consist of a return of capital, reinvestment in shares of each Fund will constitute a reinvestment of the shareholder’s capital and not a reinvestment of any Fund profits received by the shareholder. Investors who own common shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Computershare as dividend disbursing agent.

Enrollment in the Plan

It is the policy of each Fund to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder, you automatically become a participant in each Fund’s Plan. Each Plan authorizes each Fund to credit common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of each Fund. Plan participants may send their stock certificates to Computershare to be held in their dividend reinvestment account. With respect to Dividend Trust, registered shareholders wishing to receive their distributions in cash must submit this request in writing to:

The Gabelli Dividend and Income Trust

c/o Computershare

P.O. Box 30170

College Station, TX 77842-3170

With respect to Global Trust, registered shareholders wishing to receive their distributions in cash must submit this request in writing to:

The Gabelli Global Small and Mid Cap Value Trust

c/o Computershare

P.O. Box 30170

College Station, TX 77842-3170

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan, or requesting a copy of the terms of the Plan may contact Computershare at (800) 336-6983.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have distributions automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of a Fund’s common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive shares from such Fund valued at market price. If a Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common shares in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in each Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 30170, College Station, TX 77842-3170 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to each Fund.

Each Fund reserves the right to amend or terminate the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days’ written notice to participants in the Plan.

TAXATION

The following discussion is a brief summary of certain U.S. federal income tax considerations concerning an investment in Global Trust Common Shares. Except as expressly provided otherwise, this discussion assumes you are a U.S. person (as defined for U.S. federal income tax purposes) and that you hold your shares as capital assets (that is, generally, for investment). No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting Global Trust and its shareholders (including shareholders subject to special tax rules and shareholders owning a large position in Global Trust), and this discussion does not constitute tax advice. Investors are urged to consult their own tax advisers with any specific questions relating to U.S. federal, state, local and foreign taxes. The discussion reflects applicable tax laws of the United States as of the date of this Proxy Statement/Prospectus, which tax laws may be changed or become subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position different from any set forth below.

Taxation of Global Trust

Global Trust intends to elect to be treated and to qualify as a regulated investment company (“RIC”) under the Code. Accordingly, Global Trust must, among other things,

(i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and

(ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of Global Trust’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of Global Trust’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of Global Trust’s total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that Global Trust controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a RIC, Global Trust generally will not be subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, provided that it distributes at least 90% of the sum of its (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) net tax-exempt interest income (the excess of its gross tax-exempt interest income over certain disallowed deductions). Global Trust will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Global Trust level. To avoid the tax, Global Trust must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use Global Trust’s fiscal year), and (iii) certain undistributed amounts from previous years on which Global Trust paid no U.S. federal income tax. While Global Trust intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of Global Trust’s ordinary income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, Global Trust will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

A distribution will be treated as paid during the calendar year if it is declared by Global Trust in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by Global Trust during January of the following year. Any such distributions paid during January of the following year will be deemed to be received by Global Trust’s shareholders on December 31 of the year the distributions are declared, rather than when the distributions are actually received.

If Global Trust were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, it would be taxed on all of its taxable income in the same manner as an ordinary corporation and distributions to Global Trust’s shareholders would not be deductible by Global Trust in computing its taxable income. Such distributions would be taxable to the shareholders as ordinary dividends to the extent of Global Trust’s current or accumulated earnings and profits. Provided that certain holding period and other requirements are met, such dividends would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. To qualify again to be taxed as a RIC in a subsequent year, Global Trust would be required to distribute to its shareholders its earnings and profits attributable to non-RIC years. In addition, if Global Trust failed to qualify as a RIC for a period greater than two taxable years, then Global Trust would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if Global Trust had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

Gain or loss on the sale of securities by Global Trust will generally be long-term capital gain or loss if the securities have been held by Global Trust for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

Certain of Global Trust’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert an ordinary loss or deduction into capital loss (the deductibility of which is more limited), (iv) cause Global Trust to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. Global Trust will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of Global Trust as a RIC.

Foreign currency gain or loss on non-U.S. dollar-denominated securities and on any non-U.S. dollar-denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as ordinary income and loss.

The premium received by Global Trust for writing a call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to Global Trust. If Global Trust enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by Global Trust is exercised, thereby requiring Global Trust to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security. Because Global Trust does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying securities may cause Global Trust to realize capital gains or losses at inopportune times.

With respect to a put or call option that is purchased by Global Trust, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Global Trust’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by Global Trust at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in Global Trust’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by Global Trust from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by Global Trust.

Investments by Global Trust in certain “passive foreign investment companies” (“PFICs”) could subject Global Trust to U.S. federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to shareholders. Elections may be available to Global Trust to mitigate the effect of the PFIC rules, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates discussed below under “Taxation of Shareholders.”

Global Trust may invest in debt obligations purchased at a discount with the result that Global Trust may be required to accrue income for U.S. federal income tax purposes before amounts due under the obligations are paid. Global Trust may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities (“high yield securities”). A portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. federal income tax purposes.

As a result of investing in stock of PFICs or securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to Global Trust, Global Trust could be required to include in current income, income it has not yet received. Any such income would be treated as income earned by Global Trust and therefore would be subject to the distribution requirements of the Code. This might prevent Global Trust from distributing 90% of its investment company taxable income as is required in order to avoid Global Trust-level U.S. federal income tax on all of its income, or might prevent Global Trust from distributing enough ordinary income and capital gain net income to avoid the imposition of the excise tax. To avoid this result, Global Trust may be required to borrow money or dispose of securities to be able to make distributions to its shareholders.

Foreign Taxes

As Global Trust may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. If more than 50% of Global Trust’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, Global Trust may elect for U.S. federal income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. Global Trust may qualify for and make this election in some, but not necessarily all, of its taxable years. If Global Trust were to make such an election, shareholders would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income tax liability. A taxpayer’s ability to use a foreign tax deduction or credit is subject to limitations under the Code. Shortly after any year for which it makes such an election, Global Trust will report to its shareholder the amount per share of such foreign income tax that must be included in each shareholder’s gross income and the amount that may be available for the deduction or credit.

Taxation of Shareholders

Global Trust will determine either to distribute or to retain for reinvestment all or part of its net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss). If any such gain is retained, Global Trust will be subject to regular corporate income tax on the retained amount. In that event, Global Trust expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by Global Trust against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of Global Trust by the excess of the amount described in clause (i) over the amount described in clause (ii).

Distributions paid by Global Trust from its investment company taxable income, which includes net short-term capital gain, generally are taxable as ordinary income to the extent of Global Trust’s earnings and profits. Provided that certain holding period and other requirements are met, such distributions (if designated by Global Trust) may qualify (i) for the dividends received deduction available to corporations, but only to the extent that Global Trust’s income consists of dividend income from U.S. corporations and (ii) in the case of individual shareholders, as qualified dividend income eligible to be taxed at long-term capital gain rates to the extent that Global Trust receives qualified dividend income. There can be no assurance as to what portion of Global Trust’s distributions will qualify for favorable treatment as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation does not include a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a “passive foreign investment company,” as defined in the Code. If Global Trust lends portfolio securities, the amount received by Global Trust that is the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment.

Distributions of net capital gain designated as capital gain distributions, if any, are taxable to shareholders at rates applicable to long-term capital gain, whether paid in cash or in shares, and regardless of how long the shareholder has held Global Trust’s shares. Capital gain distributions are not eligible for the dividends received deduction. Net long-term capital gain of individuals generally is eligible for reduced rates. There can be no assurance as to whether any capital gain dividends will be declared, or if declared, the amount of any such capital gain dividends. Distributions in excess of Global Trust’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the shares are held as a capital asset).

Shareholders may be entitled to offset their capital gain distributions (but not distributions eligible for qualified dividend income treatment) with capital loss. There are a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, shareholders with capital loss are urged to consult their tax advisers.

Upon a sale, exchange or other disposition of shares, a shareholder will generally realize a taxable gain or loss equal to the difference between the amount of cash and the fair market value of other property received and the shareholder’s adjusted tax basis in the shares. Such gain or loss will be treated as long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced by substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized by a shareholder on the sale of Global Trust shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain distributions received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares.

Certain U.S. holders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a portion of their “net investment income,” which includes dividends received from Global Trust and capital gains from the sale or other disposition of Global Trust’s shares.

Ordinary income distributions, capital gain distributions and gain on the sale of Global Trust shares also may be subject to state, local and foreign taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in Global Trust.

A shareholder that is a nonresident alien individual or a foreign corporation (a “foreign investor”) generally will be subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends. Assuming applicable disclosure and certification requirements are met, U.S. federal withholding tax will generally not apply to any gain or income realized by a foreign investor in respect of any distributions of net capital gain (including net capital gain retained by Global Trust but deemed distributed to shareholders) or upon the sale or other disposition of shares of Global Trust. Different tax consequences may result (i) if the foreign investor is engaged in a trade or business in the United States, (ii) in the case of an individual, if the foreign investor is present in the United States for 183 days or more during a taxable year and certain other conditions are met, or (iii) for distributions received after June 30, 2014, or sale proceeds received after December 31, 2016, if the holder is a foreign entity that fails to satisfy applicable disclosure and certification requirements regarding its owners and account holders.

In addition, for taxable years of a RIC beginning before January 1, 2014 (and, if extended as has happened in the past, for taxable years covered by such extension), properly reported ordinary income dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the RIC’s “qualified net interest income” (generally, the RIC’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the RIC is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the RIC’s “qualified short-term capital gains” (generally, the excess of the RIC’s net short-term capital gain over the RIC’s long-term capital loss for such taxable year). There can be no assurance as to whether this provision will be extended. In addition, even if this provision were extended, depending on its circumstances, Global Trust may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. Under prior law, in order to qualify for this exemption from withholding, a foreign investor needed to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if Global Trust reports the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of Global Trust’s distributions would qualify for favorable treatment as qualified net interest income or qualified short-term capital gains if this provision were to be extended.

Foreign investors should consult their tax advisers regarding the tax consequences of investing in Global Trust’s shares.

Global Trust may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to non-corporate shareholders who fail to provide Global Trust with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF CERTAIN PROVISIONS OF THE CODE AND TREASURY REGULATIONS PRESENTLY IN EFFECT. FOR THE COMPLETE PROVISIONS, REFERENCE SHOULD BE MADE TO THE PERTINENT CODE SECTIONS AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER. THE CODE AND THE TREASURY REGULATIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE, JUDICIAL OR ADMINISTRATIVE ACTION, EITHER PROSPECTIVELY OR RETROACTIVELY. PERSONS CONSIDERING AN INVESTMENT IN GLOBAL TRUST COMMON SHARES SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE PURCHASE, OWNERSHIP AND DISPOSITION OF SUCH SHARES.

DESCRIPTION OF THE SECURITIES

The following is a brief description of the terms of each Fund’s common and preferred shares, as applicable. This description does not purport to be complete and is qualified by reference to each Fund’s governing documents. For complete terms of the shares, please refer to the actual terms of such series, which are set forth in the governing documents.

Common Shares

Dividend Trust

Dividend Trust is an unincorporated statutory trust organized under the laws of Delaware pursuant to a Certificate of Trust dated as of August 20, 2003. Dividend Trust is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share. Though Dividend Trust expects to pay distributions monthly on the common shares, it is not obligated to do so. All common shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

Offerings of shares require approval by Dividend Trust’s Board. Any additional offering of common shares will be subject to the requirements of the 1940 Act, which provides that common shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Fund’s outstanding voting securities.

Net Asset Values and Sales Prices. Dividend Trust Common Shares are publicly held and are listed and traded on the NYSE under the symbol “GDV.” The following table sets forth for the periods indicated the high and low sales prices on the NYSE per Dividend Trust Common Share, the NAV per share on the dates of the market highs and lows and the number of shares traded.

	Market Price Per Share and Related Discount (-)/Premium (+)				Net Asset Value on Date of Market High and Low
Quarter ended	High	Prem/Disc	Low	Prem/Disc	High	Low
June 30, 2011	$17.12	(12.61)%	$15.74	(12.31)%	$19.59	$17.95
September 30, 2011	$17.06	(11.74)%	$13.65	(9.72)%	$19.33	$15.12
December 31, 2011	$15.46	(10.69)%	$13.06	(11.28)%	$17.31	$14.72
March 31, 2012	$16.46	(11.12)%	$15.31	(12.36)%	$18.52	$17.47
June 30, 2012	$16.59	(10.08)%	$14.55	(12.93)%	$18.45	$16.71
September 30, 2012	$16.95	(8.68)%	$15.55	(10.43)%	$18.56	$17.36
December 31, 2012	$17.02	(10.46)%	$14.97	(13.57)%	$19.02	$17.32
March 31, 2013	$18.96	(9.93)%	$16.69	(12.62)%	$21.05	$19.10
June 30, 2013	$20.20	(10.06)%	$18.25	(11.37)%	$22.46	$20.59
September 30, 2013	$20.52	(9.96)%	$19.16	(9.96)%	$22.79	$21.28
December 31, 2013	$22.22	(7.69)%	$19.45	(11.23)%	$24.07	$21.91

There can be no assurance that Dividend Trust Common Shares will trade in the future at, above or below NAV. The average weekly trading volume of the common shares on the NYSE during the period from January 1, 2012 through December 31, 2012 was 196,849 shares. The average weekly trading volume of the common shares on the NYSE during the period from January 1, 2013 through December 31, 2013 was 197,123 shares. Dividend Trust Common Shares have traded in the market at both premiums to and discounts from net asset value. Over Dividend Trust’s approximately ten history, the range fluctuated from a 7.17% premium in December 2003 to a 27.70% discount in October 2008. As of December 31, 2013, the closing market price of Dividend Trust was a 8.3% discount to net asset value.

Global Trust

Global Trust is an unincorporated statutory trust organized under the laws of Delaware pursuant to a Certificate of Trust dated as of August 19, 2013. Global Trust is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share. All common shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

Offerings of shares require approval by the Fund’s Board of Trustees. Any additional offering of common shares will be subject to the requirements of the 1940 Act, which provides that common shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Fund’s outstanding voting securities.

General

Unlike open-end funds, the Funds do not continuously offer shares and do not provide redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the NYSE or otherwise.

Shares of closed-end investment companies often trade on an exchange at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, net asset value, market liquidity, relative demand for and supply of such shares in the market, unrealized gains, general market and economic conditions and other factors beyond the control of a Fund, the Fund cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase.

Each Fund’s common shareholders will vote as a single class to elect each Fund’s Board of Trustees and on additional matters with respect to which the 1940 Act, each Fund’s governing documents or resolutions adopted by the Trustees provide for a vote of each Fund’s common shareholders. See “Anti-Takeover Provisions of the Fund’s Governing Documents.”

Each Fund is authorized, subject to maintaining required asset coverage on its preferred shares and notes, to repurchase its common shares in the open market when the common shares are trading at a discount of 7.5% or more (or such other percentage as such Fund’s Board of Trustees may determine from time to time) from their net asset value. Through December 31, 2013, Dividend Trust has repurchased 2,288,727 common shares under this authorization.

Book Entry. The common shares sold through this offering will initially be held in the name of Cede & Co. as nominee for the Depository Trust Company (“DTC”). Each Fund will treat Cede & Co. as the holder of record of the common shares for all purposes. In accordance with the procedures of DTC, however, purchasers of common shares will be deemed the beneficial owners of shares purchased for purposes of distributions, voting and liquidation rights. Purchasers of common shares may obtain registered certificates by contacting the transfer agent.

Preferred Shares

Dividend Trust

Currently, an unlimited number of Dividend Trust’s shares have been classified by its Board of Trustees as preferred shares, par value $0.001 per share. The terms of such preferred shares may be fixed by its Board of Trustees and would materially limit and/or qualify the rights of the holders of the Fund’s common shares. As of December 31, 2013, Dividend Trust had outstanding 3,048,019 shares of Series A Preferred, 3,600 shares of Series B Preferred, 4,320 shares of Series C Preferred, 2,542,296 shares of Series D Preferred and 4,860 shares of Series E Preferred, which are senior securities of the Fund. The Series A Preferred and the Series D Preferred are rated “Aa3” by Moody’s and the Series B Preferred, Series C Preferred and Series E Preferred are rated “Aa3” by Moody’s and “AA” by Fitch.

Distributions on the Series A Preferred accumulate at annual rate of 5.875% of the liquidation preference of $25 per share, are cumulative from the date of original issuance thereof, and are payable quarterly on March 26, June 26, September 26 and December 26 of each year. The Series A Preferred is rated “Aa3” by Moody’s. The Fund’s outstanding Series A Preferred is redeemable at the option of the Fund. The Series A Preferred is listed and traded on the NYSE under the symbol “GDV PrA.”

Distributions on the Series B Preferred accumulate at a variable rate set pursuant to a formula in the absence of successful auctions. The Series B Preferred is rated “Aa3” by Moody’s and “AA” by Fitch. The liquidation preference of the Series B Preferred is $25,000 per share. The Fund generally may redeem the outstanding Series B Preferred, in whole or in part, at any time other than during a non-call period. The Series B Preferred is not traded on any public exchange.

Distributions on the Series C Preferred accumulate at a variable rate set pursuant to a formula in the absence of successful auctions. The Series C Preferred is rated “Aa3” by Moody’s and “AA” by Fitch. The liquidation preference of the Series C Preferred is $25,000 per share. The Fund generally may redeem the outstanding Series C Preferred, in whole or in part, at any time other than during a non-call period. The Series C Preferred is not traded on any public exchange.

Distributions on the Series D Preferred accumulate at an annual rate of 6.00% of the liquidation preference of $25 per share, are cumulative from the date of original issuance thereof, and are payable quarterly on March 26, June 26, September 26 and December 26 of each year. The Series D Preferred is rated “Aa3” by Moody’s. The Fund’s outstanding Series D Preferred is redeemable at the option of the Fund. The Series D Preferred is listed and traded on the NYSE under the symbol “GDV PrD.”

Distributions on the Series E Preferred accumulate at a variable rate set pursuant to a formula in the absence of successful auctions. The Series E Preferred is rated “Aa3” by Moody’s and “AA” by Fitch. The liquidation preference of the Series E Preferred is $25,000 per share. The Fund generally may redeem the outstanding Series E Preferred, in whole or in part, at any time other than during a non-call period. The Series E Preferred is not traded on any public exchange.

Global Trust

Currently, an unlimited number of Global Trust’s shares have been classified by its Board of Trustees as preferred shares, par value $0.001 per share. The terms of such preferred shares may be fixed by its Board of Trustees and would materially limit and/or qualify the rights of the holders of the Fund’s common shares. Global Trust has no preferred shares outstanding.

General

Upon a liquidation, each holder of the preferred shares will be entitled to receive out of the assets of a Fund available for distribution to shareholders (after payment of claims of the Fund’s creditors but before any distributions with respect to the Fund’s common shares or any other shares of the Fund ranking junior to the preferred shares as to liquidation payments) an amount per share equal to such share’s liquidation preference plus any accumulated but unpaid distributions (whether or not earned or declared, excluding interest thereon) to the date of distribution, and such shareholders shall be entitled to no further participation in any distribution or payment in connection with such liquidation. Each series of the preferred shares will rank on a parity with any other series of preferred shares of a Fund as to the payment of distributions and the distribution of assets upon liquidation, and will be junior to the Fund’s obligations with respect to any outstanding senior securities representing debt. The preferred shares carry one vote per share on all matters on which such shares are entitled to vote. The preferred shares will, upon issuance, be fully paid and nonassessable and will have no preemptive, exchange or conversion rights. Each Fund’s Board of Trustees may by resolution classify or reclassify any authorized but unissued capital shares of its Fund from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions or terms or conditions of redemption. Each Fund will not issue any class of shares senior to the preferred shares.

Asset Maintenance Requirements. Each Fund must satisfy asset maintenance requirements under the 1940 Act with respect to any preferred shares it may have outstanding. Dividend Trust has preferred shares outstanding. Under the 1940 Act, such debt or preferred shares may be issued only if immediately after such issuance the value of a Fund’s total assets (less ordinary course liabilities) is at least 300% of the amount of any debt outstanding and at least 200% of the amount of any preferred shares and debt outstanding.

Outstanding Securities

The following information regarding Dividend Trust’s authorized shares is as of December 31, 2013.

Title of Class	Amount Authorized	Amount Held by Fund or for its Account	Amount Outstanding Exclusive of Amount Held by Fund
Common Shares	Unlimited	—	82,774,478
Series A Preferred Shares	3,200,000	—	3,048,019
Series B Preferred Shares	4,000	—	3,600
Series C Preferred Shares	4,800	—	4,320
Series D Preferred Shares	2,600,000	—	2,542,296
Series E Preferred Shares	5,400	—	4,860

The following information regarding Global Trust’s authorized shares is as of December 31, 2013.

Title of Class	Amount Authorized	Amount Held by Fund or for its Account	Amount Outstanding Exclusive of Amount Held by Fund
Common Shares	Unlimited	—	0
Preferred Shares	Unlimited	—	0

ANTI-TAKEOVER PROVISIONS OF THE FUND’S GOVERNING DOCUMENTS

Each Fund presently has provisions in its governing documents which could have the effect of limiting, in each case:

•	the ability of other entities or persons to acquire control of the Fund;

•	the Fund’s freedom to engage in certain transactions; or

•	the ability of the Fund’s trustees or shareholders to amend the governing documents or effectuate changes in the Fund’s management.

These provisions of the governing documents of each Fund may be regarded as “anti-takeover” provisions. The Board of Trustees of each Fund is divided into three classes, each having a term of no more than three years. Each year the term of one class of Trustees expires. Accordingly, only those Trustees in one class may be changed in any one year, and it would require a minimum of two years to change a majority of the Board of Trustees. Such system of electing trustees may have the effect of maintaining the continuity of management and, thus, make it more difficult for the shareholders of the Fund to change the majority of Trustees. See “Management of Dividend Trust and Global Trust—Trustees and Officers” in the SAI. A Trustee of a Fund may be removed with cause by a majority of the remaining Trustees and, without cause, by two-thirds of the remaining Trustees or by two-thirds of the votes entitled to be cast for the election of such Trustee.

In addition, the affirmative vote of the holders of 75% of the outstanding voting shares (in addition to any required class votes) applies to mergers into or a sale of all or substantially all of a Fund’s assets, liquidation, conversion of a Fund into an open-end fund or interval fund and amendments to several provisions of the Declaration of Trust, including the foregoing provisions. In addition, 80% of the holders of the outstanding voting securities of a Fund voting as a class is generally required in order to authorize any of the following transactions:

•	merger or consolidation of the Fund with or into any other entity;

•	issuance of any securities of the Fund to any person or entity for cash, other than pursuant to the dividend and reinvestment plan or any offering if such person or entity acquires no greater percentage of the securities offered than the percentage beneficially owned by such person or entity immediately prior to such offering or, in the case of a class or series not then beneficially owned by such person or entity, the percentage of common shares beneficially owned by such person or entity immediately prior to such offering;

•	sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate fair market value of less than $5,000,000);

•	sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $5,000,000); or

•	the purchase of the Fund’s common shares by the Fund from any person or entity other than pursuant to a tender offer equally available to other shareholders in which such person or entity tenders no greater percentage of common shares than are tendered by all other shareholders;

if such person or entity is the beneficial owner, directly or indirectly, of 5% or more of the outstanding shares of the Fund, and including any affiliate or associate (as defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934) of such person or entity (a “Principal Shareholder”). However, such vote would not be required when, under certain conditions, the Fund’s Board approves the transaction or any such transaction with any corporation of which a majority of the outstanding shares of all classes of a stock normally entitled to vote in elections of directors is owned of record or beneficially by the Fund and its subsidiaries and of which such person is not a Principal Shareholder. In addition, shareholders have no authority to adopt, amend or repeal By-Laws. The trustees have authority to adopt, amend and repeal By-Laws consistent with the Declaration of Trust (including to require approval by the holders of a majority of the outstanding shares for the election of trustees). Reference is made to the governing documents of each Fund, on file with the Commission, for the full text of these provisions.

The provisions of the governing documents described above could have the effect of depriving the owners of shares in each Fund of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder.

APPRAISAL RIGHTS

Neither Dividend Trust shareholders nor Global Trust shareholders have appraisal rights for their shares because each Fund is organized as a Delaware statutory trust and its governing documents do not provide for appraisal rights.

CLOSED-END FUND STRUCTURE

Dividend Trust and Global Trust are diversified, closed-end management investment companies. Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at “net asset value.” Also, mutual funds generally offer new shares on a continuous basis to investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, to have greater flexibility to make certain types of investments and to use certain investment strategies such as financial leverage and investments in illiquid securities.

Shares of closed-end funds often trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, each Fund’s Board of Trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce a discount. We cannot guarantee or assure, however, that a Fund’s Board of Trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. Each Fund’s Board of Trustees might also consider converting its Fund to an open-end mutual fund, which would also require a supermajority vote of the shareholders of such Fund and a separate vote of any outstanding preferred shares. We cannot assure you that either Fund’s common shares will not trade at a discount.

REPURCHASE OF SHARES

Dividend Trust and Global Trust are diversified, closed-end management investment companies, and as such each Fund’s shareholders do not, and will not, have the right to require its Fund to repurchase their shares. Each Fund, however, may repurchase its common shares from time to time as and when it deems such a repurchase advisable. Each Fund’s Board of Trustees has authorized such repurchases to be made when its Fund’s common shares are trading at a discount from net asset value of 7.5% or more (or such other percentage as the Board of Trustees of each Fund may determine from time to time). Through December 31, 2013, Dividend Trust has repurchased 2,288,727 common shares under this authorization. Although each Fund’s Board of Trustees has authorized such repurchases, each Fund is not required to repurchase its common shares. Each Fund’s Board of Trustees has not established a limit on the number of shares that could be purchased during such period. Pursuant to the 1940 Act, each Fund may repurchase its common shares on a securities exchange or pursuant to tenders (provided that such Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares) or pursuant to tenders and may also repurchase shares privately if such Fund meets certain conditions regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner and on a basis that does not discriminate unfairly against the other shareholders through their interest in such Fund.

When a Fund repurchases its common shares for a price below net asset value, the net asset value of the common shares that remain outstanding shares will be enhanced, but this does not necessarily mean that the market price of the outstanding common shares will be affected, either positively or negatively. The repurchase of common shares will reduce the total assets of a Fund available for investment and may increase the Fund’s expense ratio.

RIGHTS OFFERINGS

Each Fund may in the future, and at its discretion, choose to make rights offerings. Any such future rights offering will be made in accordance with the 1940 Act. Under the laws of Delaware, the Board is authorized to approve rights offerings without obtaining shareholder approval. The staff of the Commission has interpreted the 1940 Act as not requiring shareholder approval of rights offerings for any securities other than common stock and does not require shareholder approval of a nontransferable rights offering for common stock or of a transferable rights offering for common stock at a price below the then current net asset value so long as certain conditions are met, including: (i) a good faith determination by a fund’s Board that such offering would result in a net benefit to existing shareholders; (ii) the offering fully protects shareholders’ preemptive rights (if any) and does not discriminate among shareholders (except for the possible effect of not offering fractional rights); (iii) management uses its best efforts to ensure an adequate trading market in the rights for use by shareholders who do not exercise such rights; and (iv) the ratio of shares in the offering to the outstanding shares does not exceed one new share for each three shares held.

NET ASSET VALUE

For purposes of determining each Fund’s net asset value per share, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices, or, if there were no asked prices quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees so determines, by such other method as the Board of Trustees shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Investment Adviser.

Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board of Trustees if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board of Trustees determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued by or under the direction of the Board of Trustees. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

Each Fund obtains valuations on the basis of prices provided by a pricing service approved by the Board of Trustees. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of each Fund’s Board of Trustees.

In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which a Fund determines its net asset value would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on a Fund’s net asset value per share, the Fund may fair value such portfolio securities based on available market information as of the time the Fund determines its net asset value.

NYSE Closings. The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot purchase or sell shares, currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

State Street Bank and Trust Company (“State Street” or the “Custodian”), located at 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as the custodian of each Fund’s assets pursuant to a custody agreement. Under each custody agreement, the Custodian holds each Fund’s assets in compliance with the 1940 Act. For its services, the Custodian receives a monthly fee based upon, among other things, the average value of the total assets of each Fund, plus certain charges for securities transactions.

Computershare Trust Company, N.A. (“Computershare”), located at 250 Royall Street, Canton, Massachusetts 02021, serves as each Fund’s dividend disbursing agent, as agent under each Fund’s automatic dividend reinvestment and voluntary cash purchase plan, and as transfer agent and registrar with respect to the common shares of each Fund.

Computershare also serves as the transfer agent, registrar, dividend disbursing agent and redemption agent with respect to the Series A Preferred and Series D Preferred.

The Bank of New York Mellon, located at 101 Barclay Street, New York, New York 10014, serves as auction agent, transfer agent and redemption agent with respect to the Series B Preferred, and Series C Preferred, and Series E Preferred.

Rules adopted under the 1940 Act permit Dividend Trust and Global Trust each to maintain its foreign securities in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, any foreign securities in the portfolio of Dividend Trust or Global Trust may be held by subcustodians approved by the Board of Dividend Trust or Global Trust, as the case may be, in accordance with the regulations of the Commission. Selection of any such subcustodians will be made by the Board of Dividend Trust or Global Trust, as the case may be, following a consideration of a number of factors, including but not limited to the reliability and financial stability of the institution, the ability of the institution to perform capably custodial services for Dividend Trust or Global Trust, as applicable, the reputation of the institution in its national market, the political and economic stability of the country or countries in which the subcustodians are located, and risks of potential nationalization or expropriation of assets of Dividend Trust or Global Trust, as applicable.

FURTHER INFORMATION

Each of Dividend Trust and Global Trust are subject to the informational requirements of the Securities and Exchange Act of 1934 (the “1934 Act”) and the 1940 Act and in accordance therewith file, or will file, reports and other information with the Commission. Reports, proxy statements and other information filed by Dividend Trust and Global Trust with the Commission pursuant to the informational requirements of the 1934 Act and the 1940 Act can be inspected and copied at the public reference facilities maintained by the Commission, 100 F Street, N.E., Washington, D.C. 20549. The Commission maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including Dividend Trust and Global Trust, that file electronically with the Commission.

Dividend Trust Common Shares are listed on the NYSE. Reports, proxy statements and other information concerning Dividend Trust and filed with the Commission by Dividend Trust will be available for inspection at the NYSE, 20 Broad Street, New York, New York 10005.

Dividend Trust’s most recent annual and semiannual report, including audited financial statements for the year ended December 31, 2012, and unaudited financial statements for the six months ended June 30, 2013 are available upon request, without charge, by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1422 or by calling the Fund toll-free at (800) GABELLI (422-3554).

It is anticipated that Global Trust Common Shares will be listed on the NYSE. Reports, proxy statements and other information concerning Global Trust and filed with the Commission by Global Trust will be available for inspection at the NYSE, 20 Broad Street, New York, New York 10005.

Statements contained in this Proxy Statement/Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, of which this Proxy Statement/Prospectus forms a part, each such statement being qualified in all respects by such reference.

REQUIRED VOTE FOR PROPOSALS

Approval of the Transaction by the shareholders is to be determined by the vote of a majority of the outstanding shares of Dividend Trust (holders of Dividend Trust Common Shares and holders of Dividend Trust Preferred Shares, voting together as a single class). Under the 1940 Act, this means that to be approved, the Transaction must receive the affirmative vote of the lesser of (1) a majority of the outstanding shares of Dividend Trust, or (2) 66 2/3% or more of the shares of Dividend Trust represented at the Meeting if more than 50% of the outstanding shares of Dividend Trust are present or represented by proxy at the Meeting. While Dividend Trust has no present intention of making any additional distributions in the form of registered investment companies other than the distribution of Global Trust as described above, the Board of Dividend Trust in the future could authorize such additional distributions. The Board of Dividend Trust may elect to delay or not to proceed with the Transaction notwithstanding its approval by shareholders if for any reason the Board determines that such action would be in the best interests of shareholders.

The Board, including the Independent Directors, unanimously recommends that the common and preferred shareholders vote “FOR” approval of the Transaction.

BROKER NON-VOTES AND ABSTENTIONS

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but that have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

Abstentions or broker non-votes will not be counted as votes cast, but will be considered to be present at the Meeting for purposes of determining the existence of a quorum. Consequently, abstentions and broker non-votes will have the same effect as a vote “against” the Transaction. Notwithstanding the foregoing, Dividend Trust does not expect many, if any, broker non-votes at the meeting because there are no routine proposals to be voted on at the Meeting.

Shareholders of Dividend Trust will be informed of the voting results of the Meeting in Dividend Trust’s annual report or semi-annual report to shareholders relating to the six-month period in which the Meeting is held.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board of Dividend Trust does not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS.

SUBJECT TO COMPLETION, DATED FEBRUARY 7, 2014

THE GABELLI DIVIDEND & INCOME TRUST

One Corporate Center

Rye, New York 10580-1422

(914) 921-5100

THE GABELLI GLOBAL SMALL AND MID-CAP VALUE TRUST

One Corporate Center

Rye, New York 10580-1422

(914) 921-5100

PART B

STATEMENT OF ADDITIONAL INFORMATION

February 7, 2014

This Statement of Additional Information (this “SAI”) relates to the proposed contribution of a portion of the assets (which is anticipated to consist largely or exclusively of cash and short-term fixed income instruments) of The Gabelli Dividend & Income Trust (“Dividend Trust”) having a value of approximately $100 million (approximately 5.0% of Dividend Trust’s net assets attributable to Dividend Trust Common Shares as of December 31, 2013), to a newly-organized, diversified, closed-end management investment company, The Gabelli Global Small and Mid Cap Value Trust (“Global Trust”), and the distribution to common shareholders of Dividend Trust common shares of beneficial interest of Global Trust (“Global Trust Common Shares”) at an approximate rate of one (1) Global Trust Common Share for every ten (10) common shares of beneficial interest of Dividend Trust (“Dividend Trust Common Shares”). Each of Dividend Trust and Global Trust are referred to herein as a “Fund,” and together as the “Funds.” The contribution of such Dividend Trust assets to Global Trust and the subsequent distribution of Global Trust’s shares to Dividend Trust common shareholders are referred to herein as the “Transaction.”

This SAI contains information which may be of interest to shareholders of Dividend Trust relating to the Transaction, but which is not included in the Proxy Statement/Prospectus dated February 7, 2014 (the “Proxy Statement/Prospectus”).

This SAI is not a prospectus, and should be read in conjunction with the Proxy Statement/Prospectus. The Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission (the “Commission”), and is available upon request and without charge by calling Dividend Trust at 800-Gabelli (800-422-3554).

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Proxy Statement/Prospectus.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Additional Investment Policies

Options. Each Fund may purchase or sell, i.e., write, options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the over-the-counter (“OTC”) market, as a means of achieving additional return or of hedging the value of the Fund’s portfolio. Each Fund may purchase call or put options as long as the aggregate initial margins and premiums, measured at the time of such investment, do not exceed 10% of the fair market value of such Fund’s total assets.

A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.

A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security at a specified price. The seller of the put option has the obligation to buy the underlying security upon exercise at the exercise price.

A call option is “covered” if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other instruments held in its portfolio. A call option is also covered if the Fund holds a call on the same instrument as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. government securities or other high-grade short-term obligations in a segregated account with its custodian. A put option is “covered” if the Fund maintains cash or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same instrument as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If a Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if a Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

Each Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; each Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of Gabelli Funds, LLC (the “Investment Adviser”) to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series or in a private transaction. Although each Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

Options on Securities Indices. Each Fund may purchase and sell securities index options. One effect of such transactions may be to hedge all or part of the Fund’s securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

A Fund’s successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.

Options on Foreign Currencies. Instead of purchasing or selling currency futures (as described below), each Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies or by writing put options or call options on currencies either on exchanges or in OTC markets. A put option gives the Fund the right to sell a currency at the exercise price until the option expires. A call option gives the Fund the right to purchase a currency at the exercise price until the option expires. Both types of options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. The Fund’s use of options on currencies will be subject to the same limitations as its use of options on securities, described above and in the Proxy Statement/Prospectus. Currency options may be subject to position limits which may limit the ability of the Fund to fully hedge its positions by purchasing the options.

As in the case of interest rate futures contracts and options thereon, described below, each Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated debt security which the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such debt security is denominated, where the values of such different currencies (vis-à-vis the U.S. dollar) historically have a high degree of positive correlation.

Futures Contracts and Options on Futures. Each Fund may, without limit, enter into futures contracts or options on futures contracts. It is anticipated that these investments, if any, will be made by the Fund primarily for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, each Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. government securities.

A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

No consideration will be paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as the “initial margin” and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

Interest Rate Futures Contracts and Options Thereon. Each Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund’s portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund’s portfolio securities. If interest rates increase, the value of the Fund’s portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, each Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make its intended purchase of the debt securities in the cash market and liquidate its futures position.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. Each Fund will purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund’s losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

Currency Futures and Options Thereon. Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon, each Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, each Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to “lock in” the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to “lock in” the price in U.S. dollars of the securities it intends to acquire.

The purchase of options on currency futures will allow each Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the Investment Adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund’s profits on its underlying securities transactions.

Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect each Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. Each Fund may write put and call options on securities index futures contracts for hedging purposes.

Forward Foreign Currency Exchange Contracts. Each Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against uncertainty in the level of future currency exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which its securities are or may be denominated. Each Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. Forward currency contracts (i) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. Each Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions.

The dealings of a Fund in forward foreign exchange are limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of one forward foreign currency for another currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or its payment of distributions. Position hedging is the purchase or sale of one forward foreign currency for another currency with respect to portfolio security positions denominated or quoted in the foreign currency to offset the effect of an anticipated substantial appreciation or depreciation, respectively, in the value of the currency relative to the U.S. dollar. In this situation, the Fund also may, for example, enter into a forward contract to sell or purchase a different foreign currency for a fixed U.S. dollar amount where it is believed that the U.S. dollar value of the currency to be sold or bought pursuant to the forward contract will fall or rise, as the case may be, whenever there is a decline or increase, respectively, in the U.S. dollar value of the currency in which its portfolio securities are denominated (this practice being referred to as a “cross-hedge”).

In hedging a specific transaction, each Fund may enter into a forward contract with respect to either the currency in which the transaction is denominated or another currency deemed appropriate by the Investment Adviser. The amount the Fund may invest in forward currency contracts is limited to the amount of its aggregate investments in foreign currencies.

The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract, and such use may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. Each Fund will only enter into forward currency contracts with parties which it believes to be creditworthy institutions.

Under current interpretations of the Commission and its staff under the Investment Company Act of 1940 (the “1940 Act”), each Fund must segregate with its custodian liquid assets, or engage in other Commission or staff approved measures, to “cover” open positions in certain types of derivative instruments. The purpose of these requirements is to prevent the Fund from incurring excessive leverage through such instruments. In the case of futures and forward contracts, for example, that are not required as a result of one or more contractual arrangements to settle for cash only in an amount equal to the change in value of the contract over its term but rather may settle through physical delivery or in the notional amount, the Fund must segregate liquid assets equal to such contract’s full notional value while its position is open. With respect to contracts that a Fund is contractually obligated to settle for cash in an amount equal to the change in value of the contract, the Fund needs to segregate liquid assets only in an amount equal to the Fund’s unpaid mark to market obligation rather than the entire notional amount. This is because the Fund’s maximum potential obligation at that point in time is its net unpaid mark to market obligation rather than the full notional amount.

Securities of Investment Companies. To the extent permitted by law, each Fund may invest in investment company securities, including preferred shares and the common equity of such companies. Investments in the common equity of investment companies will cause the Fund to bear a ratable share of any such investment company’s expenses, including management fees. The Fund will also remain obligated to pay management fees to the Investment Adviser with respect to the assets invested in any securities of another investment company. In these circumstances, holders of the Fund’s common shares will be subject to duplicative investment expenses.

Warrants and Rights. Each Fund may invest without limit in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Investment Adviser for inclusion in the Fund’s portfolio.

Asset-Backed and Mortgage-Backed Securities. Each Fund may invest in asset-backed and mortgage-backed securities. Mortgage-backed securities represents ownership of an undivided interest in a pool of mortgages. Aggregate principal and interest payments received from the pool are used to pay principal and interest on a mortgage-backed security. Asset-backed securities are similar to mortgage-backed securities except they represent ownership in a pool of notes or receivables on assets other than real estate, such as loans, leases, credit card receivables or royalties. Each Fund does not currently anticipate investments in mortgage or asset-backed securities constituting a substantial part of its investment portfolio.

Loans of Portfolio Securities. Consistent with applicable regulatory requirements and each Fund’s investment restrictions, each Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times supported by cash or cash equivalents, which are maintained for the benefit of the Fund in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. Each Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements.

A loan may generally be terminated by the borrower on one business day notice, or by the Fund on five business days’ notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities violate the terms of the loan or fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund’s management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Each Fund’s Board of Trustees will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counter party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund would suffer a loss. When voting or consent rights which accompany loaned securities pass to the borrower, each Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. Each Fund will pay reasonable finders, administrative and custodial fees in connection with a loan of its securities.

Additional Risks Relating to Derivative Investments

Special Risk Considerations Relating to Futures and Options Thereon. A Fund’s ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although each Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon which a Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

Successful use of futures contracts and options thereon and forward contracts by a Fund is subject to the ability of the Investment Adviser to predict correctly movements in the direction of interest and foreign currency rates. If the Investment Adviser’s expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

Limitations on the Purchase and Sale of Futures Contracts and Options on Futures Contracts. Subject to the guidelines of each Fund’s Board, each Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions and certain types of swaps) only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the Commodity Futures Trading Commission (the “CFTC”). Amended CFTC Rule 4.5, upon which each Fund relies to avoid having its adviser register with the Commodity Futures Trading Commission as a “commodity pool operator,” was recently been amended by the CPO-CTA Rulemaking. Certain commodity interest trading restrictions are now applicable to each Fund as of January 1, 2013. These trading restrictions permit each Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and option premiums and (ii) non-bona fide hedging transactions, provided that the Fund not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions.

Additional Risks of Foreign Options, Futures Contracts, Options on Futures Contracts and Forward Contracts. Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

Risks of Currency Transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulation, or exchange restrictions imposed by governments. These forms of governmental action can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure and incurring transaction costs.

MANAGEMENT OF DIVIDEND TRUST AND GLOBAL TRUST

Trustees and Officers

Overall responsibility for management and supervision of each Fund rests with its respective Board of Trustees. The Board of Trustees of Dividend Trust is comprised of 10 individuals. The Board of Trustees of Global Trust is comprised of six individuals, five of whom are on the Board of Trustees for Dividend Trust. Each Board approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser, the Fund’s custodian and the Fund’s transfer agent. The day-to-day operations of each Fund are delegated to the Investment Adviser.

The names and business addresses of the Trustees and principal officers of each Fund are set forth in the following table, together with their positions and their principal occupations during the past five years and, in the case of the trustees, their positions with certain other organizations and companies.

Name, Position(s) Address(1) and Age	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)
Interested Trustees(4):

Mario J. Gabelli Chairman and Chief Investment Officer Age: 71	Dividend Trust: Since 2003*** Global Trust: Since 2013	Chairman, Chief Executive Officer, and Chief Investment Officer Value—Portfolios of GAMCO Investors, Inc. and Chief Investment Officer—Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications) Director of RLJ Acquisition, Inc. (blank check company) (2011-2012)	27

Salvatore M. Salibello Trustee Age: 68	Dividend Trust: Since 2003*	Certified Public Accountant and Former Managing Partner of the public accounting firm Salibello & Broder LLP since (1978-2012); Partner of BDO Seidman, LLC since 2010	Director of Kid Brands, Inc. (group of companies in infant and juvenile products)	3

Edward T. Tokar Trustee Age: 66	Dividend Trust: Since 2003*	Senior Managing Director of Beacon Trust Company (trust services) since 2004; Chief Executive Officer of Allied Capital Management LLC (1997-2004); Vice President of Honeywell International Inc. (1977-2004)	Director of CH Energy Group (energy services); Director of DB Hedge Strategies Fund through March 2007; Director of Topiary Fund for Benefit Plan Investors Fund (BPI) LLC through December 2007; Director of Teton Advisors, Inc. (financial services) (2008-2010)	2

Name, Position(s) Address(1) and Age	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)
Independent Trustees(5):

Anthony J. Colavita(6)(8)(9) Trustee Age: 78	Dividend Trust: Since 2003** Global Trust: Since 2013	President of the law firm of Anthony J. Colavita, P.C.	—	36

James P. Conn(6) Trustee Age: 75	Dividend Trust: Since 2003* Global Trust: Since 2013	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (insurance holding company) (1992-1998)	—	20

Mario d’Urso(9) Trustee Age: 73	Dividend Trust: Since 2003***	Chairman of Mittel Capital Markets S.p.A. (2001-2008); Senator in the Italian Parliament (1996-2001)	—	5

Frank J. Fahrenkopf, Jr.(9) Trustee Age: 74	Dividend Trust: Since 2003** Global Trust: Since 2013	Former President and Chief Executive Officer of the American Gaming Association (1995-2013); Co-Chairman of the Commission on Presidential Debates; Former Chairman of the Republican National Committee (1983-1989)	Director of First Republic Bank (banking)	8

Michael J. Melarkey Trustee Age: 64	Dividend Trust: Since 2003***	Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie	Director of Southwest Gas Corporation (natural gas utility)	5

Kuni Nakamura Trustee Age: 45	Global Trust: Since 2013	President of Advanced Polymer, Inc. (chemical wholesale company).	—	13

Anthonie C. van Ekris(8)(9) Trustee Age: 79	Dividend Trust: Since 2003**	Chairman and Chief Executive Officer of BALMAC International, Inc. (commodities and futures trading)	—	20

Name, Position(s) Address(1) and Age	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)
Salvatore J. Zizza(8)(9) Trustee Age: 68	Dividend Trust: Since 2003** Global Trust: Since 2013	Chairman of Zizza & Associates Corp. (financial consulting) since 1978; Chairman of Metropolitan Paper Recycling Inc. (recycling) since 2005; Chairman of Harbor BioSciences, Inc. (biotechnology) since 1999	Director and Vice Chairman of Trans-Lux Corporation (business services); Chairman of Bion Environmental Technologies (technology); Director and Chairman of Harbor Diversified Inc. (pharmaceutical); Director, Chairman and CEO of General Employment Enterprises, Inc. (staffing services) (2009-2012)	30

Officers:(7)

Bruce N. Alpert President Acting Chief Compliance Officer Age: 61	Dividend Trust: Since 2003 Since 2011 Global Trust: Since 2013	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC (1988 to 2012); officer of other registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. (1998 to 2012); Chairman of Teton Advisors, Inc. (2008 to 2010); President of Teton Advisors, Inc. (1998 to 2008); Senior Vice President of GAMCO Investors, Inc. since 2008

Andrea R. Mango Secretary Age: 41	Global Trust: Since 2013	Counsel – Gabelli Funds, LLC since August 2013; Corporate Vice President of New York Life Insurance Company (May 2011 to March 2013); Vice President and Counsel of Deutsche Asset Management (2006 to 2011)

Name, Position(s) Address(1) and Age	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)
Agnes Mullady Treasurer (each Fund) and Secretary (Dividend Trust only) Age: 55	Dividend Trust: Since 2006 Global Trust: Since 2013	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds LLC since September 2010; Chief Executive Officer of G.research, Inc., since 2011; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

Richard Walz Chief Compliance Officer Age: 54	Since 2013	Chief Compliance Officer of the Gabelli open-end and closed-end funds since 2013; Chief Compliance Officer of AEGON USA Investment Management, LLC (from 2011 to 2013); Chief Compliance Officer at Cutwater Asset Management (2004 to 2011)

Carter W. Austin Vice President and Ombudsman Age: 46	Dividend Trust: Since 2003	Vice President and/or Ombudsman of other closed-end funds in the Gabelli/GAMCO Funds Complex; Vice President of Gabelli Funds, LLC since 1996

Laurissa M. Martire Vice President and Ombudsman Age: 36	Dividend Trust: Since 2010	Vice President and/or Ombudsman of other closed-end Funds in the Gabelli GAMCO Funds Complex; Assistant Vice President of GAMCO Investors, Inc. since 2003

David I. Schachter Vice President Age: 60	Dividend Trust: Since 2011	Vice President and/or Ombudsman of other closed-end funds within Gabelli/GAMCO Funds Complex; Vice President of G.research, Inc. since 1999

(1)	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
(2)	Each Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term.
(3)	The “Fund Complex” or the Gabelli/GAMCO Fund Complex” includes all the registered funds that are considered part of the same fund complex as each Fund because they have common or affiliated investment advisers.
(4)	“Interested person” of each Fund, as defined in the 1940 Act. Mr. Gabelli is considered to be an “interested person” of each Fund because of his affiliation with each Fund’s Adviser and G.research Inc. (“G.research”) (formerly, Gabelli & Company, Inc.,) which executes portfolio transactions for each Fund. Mr. Salibello may be considered to be an “interested person” of each Fund as a result of being a partner in an accounting firm that provides professional services to affiliates of the Investment Adviser. Mr. Tokar is considered to be an “interested person” of each Fund as a result of his son’s employment by an affiliate of the Investment Adviser.

(5)	Trustees who are not considered to be an “interested persons” of each Fund as defined in the 1940 Act are considered to be “Independent” Trustees. None of the Independent Trustees (with the possible exceptions as described in footnote 9 below), nor their family members had any interest in the Investment Adviser or any person directly or indirectly controlling, controlled by, or under common control with the Investment Adviser as of December 31, 2013.
(6)	In the case of Dividend Trust, as a Trustee, elected solely by holders of Dividend Trust Preferred Shares.
(7)	Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
(8)	Mr. Colavita’s son, Anthony Colavita Jr., serves as a director of the GAMCO Mathers Fund and the Comstock Capital Value Fund which are considered part of the same fund complex as the Funds because they have common or affiliated investment advisers. Mr. van Ekris is an independent director of Gabelli International Ltd. and Gabelli Fund, LDC, which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Investment Adviser. Mr. van Ekris is also a director of the GAMCO International SICAV. Mr. Zizza is an independent director of Gabelli International Ltd.
(9)	Set forth in the table below is the amount of interests beneficially owned by each Independent Trustee or his or her family member, as applicable, in a person that may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Investment Adviser.

Name of Independent Trustee	Name of Owner and Relationships to Trustee	Company	Title of Class	Value of Interests		Percent of Class(2)
Anthony J. Colavita	Same	The LGL Group, Inc.	Common Stock	$7,217	(1)	*
Mario d’Urso	Same	Gabelli Associates Limited	Membership Interests	$563,175	(1)	*
Frank J. Fahrenkopf, Jr.	Same	Gabelli Associates Limited II E	Membership Interests	$1,075,217	(1)	1.6%
Anthonie C. van Ekris	Same	LICT Corp.	Common Stock	$28,800	(1)	*
Anthonie C. van Ekris	Same	The LGL Group, Inc.	Common Stock	$4,328	(1)	*
Anthonie C. van Ekris	Same	CIBL, Inc.	Common Stock	$16,800	(1)	*
Anthonie C. van Ekris	Same	ICTC Group, Inc.	Common Stock	$20	(1)	*
Anthonie C. van Ekris	Same	Morgan Group Holdings, Inc.	Common Stock	$224	(1)	*
Salvatore J. Zizza	Same	Gabelli Associates Fund	Membership Interests	$2,719,200	(1)	1.5%

(1)	This information has been furnished as of December 31, 2013.
(2)	An asterisk indicates that the ownership amount constitutes less than 1% of the total interests outstanding.
*	Term continues until each Fund’s 2015 Annual Meeting of Shareholders or until his successor is duly elected and qualified.
**	Term continues until each Fund’s 2014 Annual Meeting of Shareholders and until his successor is duly elected and qualified.
***	Term continues until each Fund’s 2016 Annual Meeting of Shareholders and until his successor is duly elected and qualified.

Set forth in the table below is the amount of Shares beneficially owned by each Trustee and executive officer of Dividend Trust. None of the Trustees own any shares of Global Trust.

	Amount and Nature of	Percent of Shares
Name of Trustee/Nominee/Officer	Beneficial Ownership(1)	Outstanding(2)
INTERESTED TRUSTEES:
Mario J. Gabelli	830,950(3)	1.0%
	8 Series B Preferred	*
Salvatore M. Salibello	0	*
Edward T. Tokar	2,000	*
INDEPENDENT TRUSTEES:
Anthony J. Colavita	1,500(4)	*
James P. Conn	5,000	*
Mario d’Urso	0	*
Frank J. Fahrenkopf, Jr.	0	*
Michael J. Melarkey	3,899	*
Kuni Nakamura	0	*
Anthonie C. van Ekris	4,200	*
Salvatore J. Zizza	1,000	*
EXECUTIVE OFFICERS:
Bruce N. Alpert	100	*
	6,600 Series A Preferred(5)	*
	100 Series D Preferred(6)	*
Andrea R. Mango	0	*
Agnes Mullady	0	*

(1)	This information has been furnished by each Trustee and executive officer as of December 31, 2013. “Beneficial Ownership” is determined in accordance with Rule 13(d)(3) of the 1934 Act. Reflects ownership of Common Shares unless otherwise noted.
(2)	An asterisk indicates that the ownership amount constitutes less than 1% of the total Shares outstanding. The ownership of the Trustees and executive officers as a group constitutes 1.0% of the total Common Shares outstanding and less than 1% of the total Preferred Shares outstanding.
(3)	Comprised of 131,549 Common Shares owned directly by Mr. Gabelli and 699,401 Common Shares owned by GAMCO Investors, Inc. or its affiliates.
(4)	Includes 500 Common Shares owned by Mr. Colavita’s spouse for which he disclaims beneficial ownership.
(5)	All 6,600 Series A Preferred Shares are owned by Mr. Alpert’s spouse for which he disclaims beneficial ownership.
(6)	All 100 Series D Preferred Shares are owned by Mr. Alpert’s spouse for which he disclaims beneficial ownership.

Each Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes or skills common to all Trustees are their ability to review critically and to evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Investment Adviser, the sub-administrator, other service providers, counsel and each Fund’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his/her duties effectively has been attained in large part through the Trustee’s business, consulting or public service positions and through experience from service as a member of each Board and one or more of the other funds in the Gabelli/GAMCO Fund Complex, public companies, or non-profit entities, or other organizations as set forth above and below. Each Trustee’s ability to perform his/her duties effectively also has been enhanced by education, professional training, and experience.

Anthony J. Colavita, Esq. Mr. Colavita is a practicing attorney with over fifty years of experience, including the field of business and financial law. He is the Chair of each Fund’s Nominating Committee and a member of each Fund’s Audit Committee. Mr. Colavita also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He served as a Commissioner of the New York State Thruway Authority and as a Commissioner of the New York State Bridge Authority where his duties included reviewing financial documents of these agencies. He served for eleven years as the elected Supervisor of the Town of Eastchester, New York, responsible for ten annual municipal budgets of approximately eight million dollars per year. Mr. Colavita also served as Special Counsel to the New York State Assembly for five years and as a Senior Attorney with the New York State Insurance Department. He is the former Chairman of the New York State Republican Party, the Westchester County Republican Party and the Eastchester Republican Town Committee. Mr. Colavita received his Bachelor of Arts from Fairfield University and his Juris Doctor from Fordham University School of Law.

James P. Conn. Mr. Conn is the lead independent Trustee of each Fund, a member of each Fund’s ad hoc Proxy Voting Committee and ad hoc Pricing Committee (described below under “Trustees—Leadership Structure and Oversight Responsibilities”), and also serves on comparable or other board committees for other funds in the Fund Complex on whose boards he sits. He was a senior business executive of an insurance holding company for much of his career, including service as Chief Investment Officer. Mr. Conn has been a director of several public companies in banking and other industries, and was lead Director and/or Chair of various committees. He received his Bachelor of Science in Business Administration from Santa Clara University.

Mario d’Urso. Mr. d’Urso is a former Senator and Undersecretary of Commerce in the Italian government. He is a member of Dividend Trust’s ad hoc Pricing Committee and is a board member of other funds in the Fund Complex. He is a former Chairman of Mittel Capital Markets S.p.A., a boutique investment bank headquartered in Italy, and former Partner and Managing Director at investment banks, Kuhn Loeb & Co. and Shearson Lehman Brothers Co. He previously served as President of The Italy Fund, a closed-end fund investing mainly in Italian listed and non-listed companies. Mr. d’Urso received his Masters Degree in Comparative Law from George Washington University and was formerly a practicing attorney in Italy.

Frank J. Fahrenkopf, Jr. Mr. Fahrenkopf is the former President and Chief Executive Officer of the American Gaming Association (“AGA”), the trade group for the hotel-casino industry. He is a member of each Fund’s Audit Committee, Dividend Trust’s ad hoc Pricing Committee, and serves in this same capacity with respect to other funds in the Fund Complex. He presently is Co-Chairman of the Commission on Presidential Debates, which is responsible for the widely viewed Presidential debates during the quadrennial election cycle. Additionally, he serves as a board member of the International Republican Institute which he founded in 1984. He served for many years as Chairman of the Pacific Democrat Union and Vice Chairman of the International Democrat Union, a worldwide association of political parties from the United States, Great Britain, France, Germany, Canada, Japan, Australia, and 20 other nations. Prior to becoming the AGA’s first chief executive in 1995, Mr. Fahrenkopf was a partner in the law firm of Hogan & Hartson, where he chaired the International Trade Practice Group and specialized in regulatory, legislative, and corporate matters for multinational, foreign, and domestic clients. He also served as Chairman of the Republican National Committee for six years during Ronald Reagan’s presidency. Mr. Fahrenkopf is the former Chairman of the Finance Committee of the Culinary Institute of America and remains a member of the board. Additionally, he has over twenty years of experience as a member of the board of directors of First Republic Bank. Mr. Fahrenkopf received his Bachelor of Arts from the University of Nevada, Reno and his Juris Doctor from Boalt Hall School of Law, U.C. Berkeley.

Mario J. Gabelli, CFA. Mr. Gabelli is Chairman of the Board of Trustees and Chief Investment Officer of each Fund. He also currently serves as Chairman of the boards of other funds in the Fund Complex. Mr. Gabelli is presently Chairman, Chief Executive Officer, and Chief Investment Officer—Value Portfolios of GAMCO Investors, Inc. (“GBL”), a NYSE-listed investment advisory firm. He is also the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc., each of which are asset management subsidiaries of GAMCO. In addition, Mr. Gabelli is Chief Executive Officer and a director and the controlling shareholder of GGCP, Inc., an investment holding company that holds a majority interest in GAMCO. Mr. Gabelli also sits on the boards of other publicly traded companies and private firms and various charitable foundations and educational institutions, including the Board of Trustees of Boston College and Roger Williams University and Board of Overseers of Columbia University Graduate School of Business. Mr. Gabelli received his Bachelor’s degree from Fordham University and his Masters of Business Administration from Columbia Business School.

Michael J. Melarkey, Esq. Mr. Melarkey is a practicing attorney specializing in business, estate planning, and gaming regulatory work with over thirty-five years of experience. He is a member of Dividend Trust’s Nominating Committee and also serves in this same capacity with respect to some of the other funds in the Fund Complex on whose boards he sits. Mr. Melarkey also is a member of the multi-fund ad hoc Compensation Committee relating to certain officers of the closed-end funds in the Fund Complex. He is currently a Director of a natural gas utility company and chairs its Nominating and Corporate Governance Committee. Mr. Melarkey acts as a Trustee and officer for several private charitable organizations, is an owner of two northern Nevada casinos and a real estate development company and acts as a trustee of one and an officer of another private oil and gas company. Mr. Melarkey received his Bachelor of Arts from the University of Nevada, Reno, his Juris Doctor from the University of San Francisco School of Law, and his Masters of Law in Taxation from New York University School of Law.

Kuni Nakamura. Mr. Nakamura is the President and sole shareholder of a chemical wholesale company. He is a member of Global Trust’s ad hoc Proxy Voting Committee, ad hoc Pricing Committee, and its Nominating Committee. Mr. Nakamura also serves on the boards of other funds in the Fund Complex. Additionally, he is the sole shareholder of a real estate holding company and a member of both a boat holding company and a chemical wholesale company. Mr. Nakamura was previously a Board member of the LGL Group. Mr. Nakamura serves on the Board of Trustees of Mercy College in Dobbs Ferry, NY. Mr. Nakamura has been involved in various organizations for underprivileged children, such as Big Brother-Big Sister, the Fresh Air Fund and Andrus Dyckman Children’s Home. He is also involved in various capacities with The University of Pennsylvania and The Japan Society. Mr. Nakamura is a graduate of the University of Pennsylvania — The Wharton School with a Bachelor’s degree in Economics and Multinational Management.

Salvatore M. Salibello. Mr. Salibello is a Certified Public Accountant and Former Managing Partner of a certified registered public accounting firm with forty years of experience in public accounting. He is a member of the board of other funds in the Gabelli Fund Complex. He is currently a director of Kid Brands, Inc., a NYSE listed company, and chairs its Audit Committee. Mr. Salibello was formerly a director of an independent community bank and chaired its Audit Committee. Mr. Salibello received his Bachelor of Business Administration in Accounting from St. Francis College and his Masters in Business Administration in Finance from Long Island University.

Edward T. Tokar. Mr. Tokar has been the Senior Managing Director of Beacon Trust Company, a trust services company since 2004. He serves as Chairman of Dividend Trust’s ad hoc Proxy Voting Committee. Mr. Tokar also serves as a Director of an energy services company. He was previously the Chief Executive Officer of Allied Capital Management LLC and Vice President of Honeywell International Inc. Mr. Tokar formerly served as a Director or Trustee of Teton Advisors, Inc., DB Hedge Strategies Fund, Topiary Fund for Benefit Plan Investors (BPI) LLC and Levco Series Trust Mutual Funds. Mr. Tokar has over thirty-five years of investment experience in managing and directing investments in public and private securities involving stocks, bonds, high yield securities, private placements, international investments, and various partnership participations. As the former Vice President of Investments of Honeywell International Inc. and Chief Executive Officer of Allied Capital Management LLC, he was responsible for the investment of employee benefit fund assets worldwide, where his operations were widely recognized for excellence. He is a Trustee Emeritus of the College of William & Mary, and currently serves on the Board of the William & Mary Mason School of Business Foundation. Mr. Tokar has served on numerous advisory boards and professional organizations throughout his career. He is a Certified Public Accountant. Mr. Tokar graduated from the University of Maryland, with a Bachelor of Science degree with High Honors, and received a Masters in Business Administration from the College of William & Mary.

Anthonie C. van Ekris. Mr. van Ekris has been the Chairman and Chief Executive Officer of a global import/export company for over twenty years. Mr. van Ekris serves on the boards of other funds in the Fund Complex, is the Chairman of one such fund’s Nominating Committee, and a member of the Proxy Voting Committee of some funds in the Fund Complex. He serves on comparable or other board committees with respect to other funds in the Fund Complex. He has over fifty-five years of experience as Chairman and/or Chief Executive Officer of public and private companies involved in international trading or commodity trading, and served in both of these capacities for nearly twenty years for a large public jewelry chain. Mr. van Ekris is a former Director of an oil and gas operations company and served on the boards of a number of public companies and for more than ten years on the Advisory Board of the Salvation Army of Greater New York.

Salvatore J. Zizza. Mr. Zizza is the Chairman of a financial consulting firm. He also serves as Chairman to other companies involved in manufacturing, recycling, and pharmaceuticals. He is the Chair of each Fund’s Audit Committee and has been designated each Fund’s Audit Committee Financial Expert. Mr. Zizza is a member of each Fund’s Nominating and ad hoc Proxy Voting Committees, ad hoc Pricing Committee and the multi-fund ad hoc Compensation Committee relating to certain officers of the closed-end funds in the Fund Complex. In addition, he serves on comparable or other board committees, including as lead independent director, with respect to other funds in the Fund Complex on whose boards he sits. Besides serving on the boards of many funds within the Fund Complex, he is currently a director of other public companies and previously served on the boards of several other public companies. He previously served as the Chief Executive of a large NYSE listed construction company. Mr. Zizza received his Bachelor of Arts and his Master of Business Administration in Finance from St. John’s University, which awarded him an Honorary Doctorate in Commercial Sciences.

Trustees—Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of each Fund rests with each Board. Each Board has appointed Mr. Conn as the lead independent Trustee. The lead independent Trustee presides over executive sessions of the Trustees and also serves between meetings of the Board as a liaison with service providers, officers, counsel, and other Trustees on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the lead independent Trustee any obligations or standards greater than or different from other Trustees. Each Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of each Fund. Each Board also has a Proxy Voting Committee that exercises beneficial ownership responsibilities on behalf of each Fund in selected situations. From time to time, each Board may establish additional committees or informal working groups, such as pricing committees related to securities offerings by a Fund, to address specific matters or assigns one of its members to work with trustees or directors of other funds in the Gabelli/GAMCO Fund Complex on special committees or working groups that address complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to compensation of the Chief Compliance Officer for all the funds in the Fund Complex and a separate ad hoc multi-fund Compensation Committee relating to certain officers of the closed-end funds in the Fund Complex.

Each Trustee other than Messrs. Gabelli, Salibello and Tokar are Independent Trustees, and each Board believes they are able to provide effective oversight of each Fund’s service providers. In addition to providing feedback and direction during Board meetings, the Trustees meet regularly in executive session and chair all committees of the Board.

Each Fund’s operations entail a variety of risks, including investment, administration, valuation, and a range of compliance matters. Although the Investment Adviser, the sub-administrator, and the officers of each Fund are responsible for managing these risks on a day-to-day basis within the framework of their established risk management functions, each Board also addresses risk management of each Fund through its meetings and those of the committees and working groups. As part of its general oversight, each Board reviews with the Investment Adviser at Board meetings the levels and types of risks being undertaken by the Funds, and each Audit Committee discusses each Fund’s risk management and controls with the independent registered public accounting firm engaged by each Fund. Each Board reviews valuation policies and procedures and the valuations of specific illiquid securities. Each Board also receives periodic reports from its Fund’s Chief Compliance Officer regarding compliance matters relating to its Fund and its major service providers, including results of the implementation and testing of its Fund’s and such providers’ compliance programs. Each Board’s oversight function is facilitated by management reporting processes that are designed to provide visibility to such Board regarding the identification, assessment, and management of critical risks, and the controls and policies and procedures used to mitigate those risks. Each Board reviews its role in supervising its Fund’s risk management from time to time and may make changes at its discretion at any time.

Each Board has determined that its leadership structure is appropriate for its Fund because it enables such Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight, and allows such Board to devote appropriate resources to specific issues in a flexible manner as they arise. Each Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning, and may make changes at its discretion at any time.

Set forth in the table below is the dollar range of equity securities in each Fund beneficially owned by each Trustee and the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Trustee.

Name of Trustee/Nominee	Dollar Range of Equity Securities Held in Dividend Trust*(1)	Dollar Range of Equity Securities Held in Global Trust*(1)	Aggregate Dollar Range of Equity Securities Held in the Family of Investment Companies*(1)(2)
Interested Trustees:
Mario J. Gabelli	E	A	E
Salvatore M. Salibello	A	A	E
Edward T. Tokar	C	A	E
Independent Trustees:
Anthony J. Colavita	C	A	E
James P. Conn	D	A	E
Mario d’Urso	A	A	E
Frank J. Fahrenkopf, Jr.	A	A	E
Michael J. Melarkey	D	A	E
Kuni Nakamura	A	A	E
Anthonie C. van Ekris	D	A	E
Salvatore J. Zizza	C	A	E

*	Key to Dollar Ranges
A. None
B. $1—$10,000
C. $10,001—50,000
D. $50,000—100,000
E. Over $100,000

  All shares were valued as of December 31, 2013.

(1)	This information has been furnished by each Trustee as of December 31, 2013. “Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the “1934 Act”).
(2)	The term “Family of Investment Companies” includes two or more registered funds that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. Currently, the registered funds that comprise the “Fund Complex” are identical to those that comprise the “Family of Investment Companies.”

The Trustees serving on Dividend Trust’s Nominating Committee are Anthony J. Colavita (Chairman), Michael J. Melarkey, and Salvatore J. Zizza. The Trustees serving on Global Trust’s Nominating Committee are Anthony J. Colavita (Chairman), Salvatore J. Zizza, and Kuni Nakamura. Each Nominating Committee is responsible for recommending qualified candidates to its Board in the event that a position is vacated or created. Each Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of such Fund. Dividend Trust’s Nominating Committee met once during the 2013 fiscal year. Each Fund does not have a standing compensation committee.

Salvatore J. Zizza (Chairman), Frank J. Fahrenkopf, Jr., and Anthony J. Colavita, who are not “interested persons” of Dividend Trust as defined in the 1940 Act, serve on Dividend Trust’s Audit Committee. Salvatore J. Zizza (Chairman), Frank J. Fahrenkopf, Jr., and Anthony J. Colavita, who are not “interested persons” of Global Trust as defined in the 1940 Act, serve on Global Trust’s Audit Committee. Each Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of its Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of its Fund’s financial statements and the audit thereof and to act as a liaison between the Board of Trustees and its Fund’s independent registered public accounting firm. Dividend Trust’s Audit Committee met two times during the 2013 fiscal year.

Each Fund also has an ad hoc Proxy Voting Committee, which, if so determined by such Fund’s Board of Trustees, is authorized to exercise voting power and/or dispositive power over specific securities held in such Fund’s portfolio for such period as such Fund’s Board of Trustees may determine. The Trustees serving on the Proxy Voting Committee for Dividend Trust are Edward T. Tokar (Chairman), James P. Conn, Anthonie C. van Ekris and Salvatore J. Zizza. The Trustees serving on the Proxy Voting Committee for Global Trust are Salvatore J. Zizza (Chairman), James P. Conn, and Kuni Nakamura.

Remuneration of Trustees and Officers

Dividend Trust

Dividend Trust pays each Trustee who is not affiliated with the Investment Adviser or its affiliates a fee of $18,000 per year plus $2,000 per Board meeting attended and $1,000 per standing Committee meeting attended. Each Trustee who is not employed by the Investment Adviser is reimbursed by Dividend Trust for any out-of-pocket expenses relating to attendance at such meetings. In addition, the lead independent trustee receives an annual fee of $2,000 the Audit Committee Chairman receives an annual fee of $3,000 and the Nominating Committee Chairman receives an annual fee of $2,000. A trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings on behalf of multiple funds.

The following table shows the compensation that the Trustees earned in their capacity as Trustees during the year ended December 31, 2013. The table also shows, for the year ended December 31, 2013, the compensation Trustees earned in their capacity as trustees for other funds in the Gabelli Fund Complex.

Compensation Table for the Fiscal Year Ended December 31, 2013

Name of Trustee	Aggregate Compensation From the Fund	Aggregate Compensation from the Fund and Fund Complex Paid to Trustees*
Interested Trustees:
Mario J. Gabelli	$0	$0	(0)
Salvatore M. Salibello	$26,000	$56,000	(3)
Edward T. Tokar	$27,500	$44,500	(2)
Independent Trustees:
Anthony J. Colavita	$31,000	$399,500	(35)
James P. Conn	$28,000	$225,000	(19)
Mario d’Urso	$26,000	$80,000	(5)
Frank J. Fahrenkopf, Jr.	$28,000	$105,000	(6)
Michael J. Melarkey	$27,000	$83,000	(5)
Anthonie C. van Ekris	$26,000	$194,000	(20)
Salvatore J. Zizza	$32,000	$324,500	(29)

*	Represents the total compensation paid to such persons during the fiscal year ended December 31, 2013 by investment companies (including the Fund) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The number in parentheses represents the number of such investment companies and portfolios.

Global Trust

Global Trust pays each Trustee who is not affiliated with the Investment Adviser or its affiliates a fee of $3,000 per year plus $1,000 per Board meeting attended and $500 per standing Committee meeting attended. Each Trustee who is not employed by the Investment Adviser is reimbursed by Global Trust for any out-of-pocket expenses relating to attendance at such meetings. In addition, the lead independent trustee receives an annual fee of $1,000 the Audit Committee Chairman receives an annual fee of $2,000 and the Nominating Committee Chairman receives an annual fee of $1,000. A trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings on behalf of multiple funds.

Indemnification of Officers and Trustees; Limitations on Liability

The Agreement and Declaration of Trust of each Fund provides that the Fund will indemnify its trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund to the fullest extent permitted by law. However, nothing in the Agreement and Declaration of Trust of each Fund protects or indemnifies a Trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

Investment Advisory and Administrative Arrangements

The Investment Adviser is a New York limited liability company which serves as an investment adviser to 16 open-end and 10 closed-end registered management investment companies and a Luxembourg SICAV with combined aggregate net assets in excess of $24.0 billion as of September 30, 2013. The Investment Adviser is a registered adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a “controlling person” of the Investment Adviser on the basis of his controlling interest in GAMCO Investors, Inc. (“GBL”), the parent company of the Investment Adviser. The Investment Adviser has several affiliates that provide investment advisory services: GAMCO Asset Management, Inc., a wholly owned subsidiary of GBL, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, and as sub-adviser to certain third party investment funds, which include registered investment companies, and had assets under management of approximately $18.5 billion as of September 30, 2013; Teton Advisors, Inc., an affiliate of the Investment Adviser with assets under management of approximately $1.8 billion as of September 30, 2013, acts as investment adviser to The TETON Westwood Funds and separately managed accounts; Gabelli Securities, Inc., a majority owned subsidiary of GBL, acts as investment adviser to certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $805 million as of September 30, 2013; and Gabelli Fixed Income LLC, an indirect wholly owned subsidiary of GBL, acts as investment adviser for separate accounts having assets under management of approximately $63 million as of September 30, 2013. Teton Advisors, Inc. was spun off by GBL in March 2009 and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, Inc., which holds a majority of the voting power of the common stock of Teton Advisors, Inc. as of September 30, 2013.

Affiliates of the Investment Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by each Fund. The securities in which each Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called “poison pill” or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by a Fund if the affiliates of the Investment Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Investment Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Funds in seeking to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Investment Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Investment Adviser or its affiliates have a substantial pecuniary interest. The Investment Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to each Fund. Each Fund may invest in the securities of companies which are investment management clients of GAMCO Asset Management Inc. In addition, portfolio companies or their officers or directors may be minority shareholders of the Investment Adviser or its affiliates.

The Investment Adviser is a wholly owned subsidiary of GAMCO Investors, Inc., a New York corporation, whose Class A Common Stock is traded on the New York Stock Exchange under the symbol “GBL.” Mr. Mario J. Gabelli may be deemed a “controlling person” of the Investment Adviser on the basis of his ownership of a majority of the stock and voting power of GGCP, Inc., which owns a majority of the capital stock and voting power of GAMCO Investors, Inc.

Under the terms of each Advisory Agreement, the Investment Adviser manages the portfolio of each Fund in accordance with its stated investment objective and policies, makes investment decisions for each Fund, places orders to purchase and sell securities on behalf of each Fund and manages its other business and affairs, all subject to the supervision and direction of each Fund’s Board of Trustees. In addition, under each Advisory Agreement, the Investment Adviser oversees the administration of all aspects of each Fund’s business and affairs and provides, or arranges for others to provide, at the Investment Adviser’s expense, certain enumerated services, including maintaining each Fund’s books and records, preparing reports to each Fund’s shareholders and supervising the calculation of the net asset value of its shares. All expenses of computing the net asset value of each Fund, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, will be an expense of each Fund under its Advisory Agreement.

Each Advisory Agreement combines investment advisory and administrative responsibilities in one agreement. For services rendered by the Investment Adviser on behalf of Global Trust, Global Trust pays the Investment Adviser a fee computed weekly and paid monthly at the annual rate of 1.00% of Global Trust’s average weekly net assets. Net assets are total assets minus the sum of Global Trust’s liabilities (such liabilities will exclude the aggregate liquidation preference of any outstanding preferred shares and accumulated dividends, if any, on those shares and the outstanding principal amount of any debt securities the proceeds of which were used for investment purposes, plus accrued and unpaid interest thereon). For services rendered by the Investment Adviser, Dividend Trust pays the Investment Adviser a fee computed weekly and paid monthly at the annual rate of 1.00% of the average weekly net assets of the Fund including the proceeds attributable to any outstanding preferred shares. With respect to Dividend Trust, the Investment Adviser has agreed to reduce the portion of its management fee attributable to an amount of assets of Dividend Trust equal to the aggregate stated value of, as the case may be, its currently outstanding Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred and/or Series E Preferred (together, the “Existing Preferred”) for any calendar year in which the net asset value total return of Dividend Trust allocable to the common shares, including distributions and the management fee subject to potential reduction, is less than (i) in the case of the Series A Preferred and/or Series D Preferred, the stated annual dividend rate of such series and (ii) in the case of the Series B Preferred, Series C Preferred and/or Series E Preferred, the net cost of capital to Dividend Trust with respect to such series for such year expressed as a percentage (including, without duplication, distributions paid by Dividend Trust on such series and the net cost to Dividend Trust of any associated swap or cap transaction if Dividend Trust hedges its distribution obligations). This reduction applies to the portion of Dividend Trust’s assets attributable to the Existing Preferred for so long as the Investment Adviser agrees to continue the reduction, and will not apply to any preferred shares issued in the future. Dividend Trust’s total return on the net asset value of the common shares is monitored on a monthly basis to assess whether the total return on the net asset value of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of preferred shares for the period. The test to confirm the accrual of the management fee on the assets attributable to each particular series of preferred shares is annual. Each Fund will accrue for the management fee on these assets during the fiscal year if it appears probable that the Fund will incur the management fee on those additional assets. For the fiscal years ended December 31, 2011, December 31, 2012 and December 31, 2013, Dividend Trust paid a total of $19,297,162, $19,522,558 and $22,634,241, respectively, to the Investment Adviser. Global Trust has not paid any management fee to the Investment Adviser because it has not commenced operations.

Each Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of each Advisory Agreement, each Fund has agreed that the name “Gabelli” is the Investment Adviser’s property, and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including “Gabelli.”

Pursuant to its terms, the Dividend Trust Advisory Agreement had, and the Global Trust Advisory Agreement will have, an initial term of two years starting at the time Global Trust commences operations; and will thereafter remain in effect from year to year if approved annually (i) by such Fund’s Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

Each Advisory Agreement terminates automatically on its assignment (as such term is defined in the 1940 Act and the rules thereunder) and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of such Fund’s outstanding shares.

Portfolio Manager Information

Other Accounts Managed

The information below lists the number of accounts for which each portfolio manager was primarily responsible for the day-to-day management as of the fiscal year ended December 31, 2013.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
1. Mario J. Gabelli(1)	Registered Investment Companies:	26	$23.4 billion	7	$5.3 billion
	Other Pooled Investment Vehicles:	15	$555.2 million	13	$547.2 million
	Other Accounts:	1,699	$18.3 billion	21	$2.3 billion
2. Barbara G. Marcin(2)	Registered Investment Companies:	3	$1.2 billion	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	39	$156.1 million	0	$0
3. Robert D. Leininger(2)	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	13	$50.9 million	2	$45.3 million
4. Kevin V. Dreyer(1)	Registered Investment Companies:	5	$5.7 billion	1	$1.7 billion
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	280	$1.1 billion	1	$8.3 million
5. Christopher J. Marangi(1)	Registered Investment Companies:	5	$6.5 billion	2	$1.9 billion
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	286	$1.2 billion	2	$20.4 million
4. Jeffrey J. Jonas(1)	Registered Investment Companies:	2	$3.9 billion	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	8	$24.7 million	2	$20.9 million

(1)	Portfolio Manager for both funds.
(2)	Portfolio Manager for Dividend Trust only.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager for a fund also has day-to-day management responsibilities with respect to one or more other funds or accounts. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds or other accounts may devote unequal time and attention to the management of those funds or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds or other accounts, a fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among several of these funds or accounts.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other funds or accounts.

Selection of Broker/Dealers. Because of Mr. Gabelli’s position with G.research and his indirect majority ownership interest in G.research he may have an incentive to cause the Investment Adviser to use G.research to execute portfolio transactions for a Fund.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds or accounts that he or she manages. If the structure of the Investment Adviser’s management fee or the portfolio manager’s compensation differs among funds or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain funds or accounts over others. The portfolio manager also may be motivated to favor funds or accounts in which he or she has an investment interest, or in which the Investment Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds or other accounts that could most significantly benefit the portfolio manager.

The Investment Adviser and the funds in the Fund Complex have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Investment Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

Compensation Structure

The compensation of the portfolio managers is reviewed annually and structured to enable the Investment Adviser to attract and retain highly qualified professionals in a competitive environment.

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Investment Adviser for managing each Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to each Fund. Five closed-end registered investment companies (including Dividend Trust) managed by Mr. Gabelli have arrangements whereby the Investment Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive-based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component of the fee is based on a percentage of net revenues received by the Investment Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Investment Adviser’s parent company, GAMCO Investors, Inc., Mr. Gabelli also receives ten percent of the net operating profits of the parent company. Mr. Gabelli receives no base salary, no annual bonus and no stock options.

Ms. Marcin and Messrs. Leininger, Dreyer, Marangi and Jonas receive a compensation package for each of the funds for which he or she is a portfolio manager that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, and incentive based variable compensation based on a percentage of net revenues received by the Investment Adviser for managing the Fund to the extent that it exceeds a minimum level of compensation. This method of compensation is based on the premise that superior long-term performance in managing a portfolio will be rewarded through growth of assets through appreciation and cash flow. Incentive based equity compensation is based on an evaluation of quantitative and qualitative performance evaluation criteria. Ms. Marcin and Messrs. Leininger, Dreyer, Marangi and Jonas may also receive a discretionary bonus based primarily on qualitative performance evaluation criteria.

Compensation for managing other accounts is based on a percentage of net revenues received by the Investment Adviser for managing the account. Compensation for managing the pooled investment vehicles and other accounts that have a performance-based fee will have two components. One component of the fee is based on a percentage of net revenues received by the Investment Adviser for managing the account or pooled investment vehicle. The second component of the fee is based on absolute performance from which a percentage of such fee is paid to the portfolio manager.

Ownership of Shares in the Fund

As of December 31, 2013, the portfolio managers were deemed to beneficially own the following amounts of equity securities in Dividend Trust, based on a closing price on December 31, 2013 of $22.17:

Portfolio Manager	Dollar Amount	Number of Common Shares
Mario J. Gabelli	$18,422,162	830,950
Barbara G. Marcin	$106,217	4,791
Robert D. Leininger	$221,700	10,000
Kevin V. Dreyer	$22,170	1,000
Christopher J. Marangi	$8,868	400
Jeffrey J. Jonas	$88,680	4,000

As of the date of this SAI, none of the portfolio managers of Global Trust own any equity securities of Global Trust.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Trustees of each Fund, the Investment Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of each Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of either Fund. However, G.research may execute transactions in the over-the-counter markets on an agency basis and receive a stated commission therefrom. To the extent consistent with applicable provisions of the 1940 Act and the rules thereunder, and other regulatory requirements, each Fund’s Board of Trustees have determined that portfolio transactions may be executed through G.research and its broker-dealer affiliates if, in the judgment of the Investment Adviser, the use of those broker-dealers is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in particular transactions, those broker-dealers charge the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. For the fiscal years ended December 31, 2011, December 31, 2012 and December 31, 2013, Dividend Trust paid a total of $412,717, $420,232 and $444,026, respectively, in brokerage commissions, of which G.research and its affiliates received $168,797, $217,822 and $223,636, respectively. For 2013, the amount paid to G.research and its broker-dealer affiliates represented 50% of the number of aggregate brokerage commissions paid by Dividend Trust, and 44% of the aggregate dollar amount of transactions involving the payment of commissions. Each Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Investment Adviser seeks to obtain the best price and execution for each Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, each Fund does not necessarily pay the lowest commission available.

Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information, or other services (e.g., wire services) to the Investment Adviser or its affiliates may receive orders for transactions by each Fund. The term “research, market and statistical information” includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under each Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser and its affiliates in providing services to clients other than the Funds, and not all such information is used by the Investment Adviser in connection with the Funds. Conversely, such information provided to the Investment Adviser and its affiliates by brokers and dealers through whom other clients of the Investment Adviser and its affiliates effect securities transactions may be useful to the Investment Adviser in providing services to the Funds.

Although investment decisions for each Fund are made independently from those for the other accounts managed by the Investment Adviser and its affiliates, investments of the kind made by each Fund may also be made for those other accounts. When the same securities are purchased for or sold by a Fund and any of such other accounts, it is the policy of the Investment Adviser and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including each Fund.

PORTFOLIO TURNOVER

Portfolio turnover rate is calculated by dividing the lesser of an investment company’s annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by a Fund and indirectly by its shareholders. A higher rate of portfolio turnover may also result in taxable gains being passed to shareholders sooner than would otherwise be the case. For the fiscal years ended December 31, 2011, 2012 and 2013 the portfolio turnover rate of Dividend Trust was 15%, 14.5% and 15.8% respectively.

NET ASSET VALUE

Portfolio Valuation. The net asset value of each Fund’s common shares will be computed based on the market value of the assets it holds and will generally be determined daily as of the close of regular trading on the NYSE.

Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices, or, if there were no asked prices quoted on such day, the security is valued at the most recently available price or, if a Board of Trustees so determines, by such other method as the Board of Trustees shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Investment Adviser.

Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if after the close, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by each Board of Trustees. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board of Trustees determines such does not reflect fair value, in which case these securities will be valued at their fair value as determined by each Board of Trustees. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of each Board of Trustees. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

Each Fund obtains valuations on the basis of prices provided by a pricing service approved by each Board of Trustees. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of each Fund’s Board of Trustees.

In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which the Funds determine their net asset value would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on a Fund’s net asset value per share, such Fund may fair value such portfolio securities based on available market information as of the time each Fund determines its net asset value.

BENEFICIAL OWNERS

Dividend Trust

No persons were known to Dividend Trust to be a beneficial owner of more than 5% of outstanding Dividend Trust Common Shares as of December 31, 2013.

As of December 31, 2013, the Trustees and Officers of Dividend Trust as a group beneficially owned approximately 1.0% of its outstanding common shares and less than 1% of its outstanding preferred shares.

Mr. Gabelli and his affiliates owned 1.0% of the outstanding common shares of Dividend Trust as of December 31, 2013. This amount includes 131,549 shares owned directly by Mr. Gabelli and 699,401 shares owned by GAMCO Investors, Inc. or its affiliates. Mr. Gabelli disclaims beneficial ownership of the shares held by the discretionary accounts and by the entities named except to the extent of his interest in such entities.

Global Trust

As of the date of the Proxy Statement/Prospectus, 8,333.333 Global Trust Common Shares are outstanding, which are owned beneficially and of record by Dividend Trust. These shares were issued in respect of Dividend Trust’s contribution of $100,000 of initial capital to Global Trust. Dividend Trust has represented that these shares were, or will be, purchased for investment purposes only and that they will be sold only pursuant to a registration statement under the Securities Act of 1933, as amended or an applicable exemption therefrom.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP serves as the independent registered public accounting firm of Dividend Trust and Global Trust. PricewaterhouseCoopers LLP annually renders, or will annually render, an opinion on the financial statements of the respective fund. PricewaterhouseCoopers LLP is located at 300 Madison Avenue, New York, New York 10017.

FINANCIAL STATEMENTS

The financial statements of Dividend Trust for the fiscal year ended December 31, 2012 are incorporated by reference herein to Dividend Trust’s annual report filed on Form N-CSR on March 22, 2013. The unaudited financial statements of Dividend Trust for the semi-annual period ended June 30, 2013 are incorporated by reference herein to Dividend Trust’s semi-annual report filed on Form N-CSRS on September 6, 2013. Investors can call (800) GABELLI (422-3554) to request copies of Dividend Trust’s annual and semi-annual reports, to request other information about Dividend Trust, or to make shareholder inquiries. Dividend Trust’s reports are also available at www.gabelli.com. You may also obtain Dividend Trust’s reports, proxy and information statements and other information regarding Dividend Trust that is filed electronically with the Commission on the Commission’s web site (http://www.sec.gov).

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

State Street Bank and Trust Company (“State Street” or the “Custodian”), located at 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as the custodian of each Fund’s assets pursuant to a custody agreement. Under each custody agreement, the Custodian holds each Fund’s assets in compliance with the 1940 Act. For its services, the Custodian receives a monthly fee based upon, among other things, the average value of the total assets of each Fund, plus certain charges for securities transactions.

Computershare Trust Company, N.A. (“Computershare”), located at 250 Royall Street, Canton, Massachusetts 02021, serves as each Fund’s dividend disbursing agent, as agent under each Fund’s automatic dividend reinvestment and voluntary cash purchase plan, and as transfer agent and registrar with respect to the common shares of each Fund.

Computershare also serves as the transfer agent, registrar, dividend disbursing agent and redemption agent with respect to the Series A Preferred and Series D Preferred.

The Bank of New York Mellon, located at 101 Barclay Street, New York, New York 10014, serves as auction agent, transfer agent and redemption agent with respect to the Series B Preferred, and Series C Preferred, and Series E Preferred.

Rules adopted under the 1940 Act permit Dividend Trust and Global Trust each to maintain its foreign securities in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, any foreign securities in the portfolio of Dividend Trust or Global Trust may be held by subcustodians approved by the Board of Dividend Trust or Global Trust, as the case may be, in accordance with the regulations of the Commission. Selection of any such subcustodians will be made by the Board of Dividend Trust or Global Trust, as the case may be, following a consideration of a number of factors, including but not limited to the reliability and financial stability of the institution, the ability of the institution to perform capably custodial services for Dividend Trust or Global Trust, as applicable, the reputation of the institution in its national market, the political and economic stability of the country or countries in which the subcustodians are located, and risks of potential nationalization or expropriation of assets of Dividend Trust or Global Trust, as applicable.

GENERAL INFORMATION

Book-Entry-Only Issuance

The Depositary Trust Company (“DTC”) will act as securities depository for the securities offered pursuant to the Proxy Statement/Prospectus. The information in this section concerning DTC and DTC’s book-entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC holds securities that its participants deposit with DTC. DTC also facilities the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants’ accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC’s records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants’ records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, and periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to the Proxy Statement/Prospectus; DTC’s records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Payments on the securities will be made to DTC. DTC’s practice is to credit direct participants’ accounts on the relevant payment date in accordance with their respective holdings shown on DTC’s records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of distributions to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the securities.

DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the securities will be printed and delivered.

Proxy Voting Procedures

The Fund has adopted the proxy voting procedures of the Investment Adviser and has directed the Investment Adviser to vote all proxies relating to the Fund’s voting securities in accordance with such procedures. The proxy voting procedures are attached hereto as Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-422-3554, or on the Registrant’s website at http://www.gabelli.com, and (ii) on the Commission’s website at http://www.sec.gov.

Code of Ethics

Each Fund and the Investment Adviser have adopted a code of ethics. This code of ethics sets forth restrictions on the trading activities of trustees/directors, officers and employees of each Fund, the Investment Adviser and their affiliates. For example, such persons may not purchase any security for which a Fund has a purchase or sale order pending, or for which such trade is under consideration. In addition, those trustees/directors, officers and employees that are principally involved in investment decisions for client accounts are prohibited from purchasing or selling for their own account for a period of seven days a security that has been traded for a client’s account, unless such trade is executed on more favorable terms for the client’s account and it is determined that such trade will not adversely affect the client’s account. Short-term trading by such trustee/directors, officers and employees for their own accounts in securities held by a Fund client’s account is also restricted. The above examples are subject to certain exceptions and they do not represent all of the trading restrictions and policies set forth by the code of ethics. The code of ethics is on file with the Securities and Exchange Commission and can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-942-8090. The code of ethics is also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov, and copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

Code of Conduct for Chief Executive and Senior Financial Officers

Each Fund and the Investment Adviser have adopted a code of conduct. This code of conduct sets forth policies to guide the chief executive and senior financial officers in the performance of their duties. The code of conduct is on file with the Securities and Exchange Commission and can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-942-8090. The code of ethics is also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov, and copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholder of

The Gabelli Global Small and Mid Cap Value Trust:

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of The Gabelli Global Small and Mid Cap Value Trust (the “Trust”) at January 22, 2014, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Trust’s management. Our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

January 27, 2014

The Gabelli Global Small and Mid Cap Value Trust

Statement of Assets and Liabilities

As of January 22, 2014

Assets
Cash	$100,000

Total Assets	100,000

Liabilities
Total Liabilities	0.00

Net Assets, applicable to 8,333.333 common share of beneficial interest, $0.001 par value, issued and outstanding (unlimited number of shares authorized)	$100,000

Net Asset Value per share	$12.00

The accompanying notes are an integral part of this statement.

Notes to Statement of Assets and Liabilities

1. Organization

The Gabelli Global Small and Mid Cap Value Trust (“Global Trust”) was organized as an unincorporated statutory trust under the laws of the State of Delaware on August 19, 2013. Global Trust is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share. Each common share of beneficial interest of Global Trust has equal dividend, distribution and liquidation rights and is entitled to one vote per share on each matter submitted to a vote of Global Trust common shareholders.

Global Trust has had no operations to date other than matters relating to its organization and registration as a closed-end management investment company under the Investment Company Act of 1940, as amended, and the sale and issuance to The Gabelli Dividend & Income Trust of 8,333.333 common shares of beneficial interest of Global Trust for $100,000 on January 22, 2014.

The investment objective of Global Trust is long-term growth of capital.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by Global Trust. These policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP).

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the statement of assets and liabilities. Actual amounts could differ from those estimates.

Federal Income Taxes

Global Trust intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, Global Trust will not be subject to federal income tax if it distributes substantially all of its net investment income and capital gains to shareholders.

3. Organization and Offering Costs

Expenses incurred in connection with the organization and the offering of Global Trust will be paid for by The Gabelli Dividend & Income Trust. Global Trust does not have an obligation to reimburse The Gabelli Dividend & Income Trust for organizational and offering expenses paid on its behalf.

APPENDIX A

GAMCO INVESTORS, INC. and AFFILIATES

The Voting of Proxies on Behalf of Clients

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30bl-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I. Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services and the analysts of G.research, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of G.research, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A. Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of G.research, Inc., the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote.

In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B. Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by G.research, Inc. analysts. The Chief Investment Officer or the G.research, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of the Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II. Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III. Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

•	Operations

•	Proxy Department

•	Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV. Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-US markets may also give rise to a number of administrative issues to prevent the Advisers from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-US markets, we vote client proxies on a best efforts basis.

V. Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how they voted a client’s proxy upon request from the client.

The complete voting records for each registered investment company (the “Fund”) that is managed by the Advisers will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the Commission’s website at www.sec.gov. Question should we post the proxy voting records for the funds on the website.

The Advisers’ proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

VI. Voting Procedures

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

•	Shareholder Vote Instruction Forms (“VIFs”)—Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Records have been maintained on the Proxy Edge system.

Proxy Edge records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How the Adviser voted for the client on item

4. VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5. If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.

•	In some circumstances VIFs can be faxed to Broadridge up until the time of the meeting.

6. In the case of a proxy contest, records are maintained for each opposing entity.

7. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the limited power of attorney.

APPENDIX B

PROXY GUIDELINES

PROXY VOTING GUIDELINES

(ii) General Policy Statement

It is the policy of GAMCO Investors, Inc., and its affiliated advisers (collectively “the Advisers” to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

(iii) Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders

This may include such areas as:

•	Paying greenmail

•	Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications

•	Nominating committee in place

•	Number of outside directors on the board

•	Attendance at meetings

•	Overall performance

(iv) Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

(v) Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

(vi) Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

(vii) Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares

•	Stock split

•	Stock option or other executive compensation plan

•	Finance growth of company/strengthen balance sheet

•	Aid in restructuring

•	Improve credit rating

•	Implement a poison pill or other takeover defense

•	Amount of stock currently authorized but not yet issued or reserved for stock option plans

•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

Equal Access to the Proxy

The Commission’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by-case basis.

Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation

•	Management history of responsiveness to shareholders

•	Other mitigating factors

(viii) Poison Pill

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

(ix) Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

(x) Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%.

•	Kind of stock to be awarded, to whom, when and how much.

•	Method of payment.

•	Amount of stock already authorized but not yet issued under existing stock plans.

•	The successful steps taken by management to maximize shareholder value.

(xi) Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

(xii) Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

(xiii) Say on Pay and Say When on Pay

We will generally abstain from advisory votes on executive compensation (Say on Pay) and will also abstain from votes on the frequency of voting on executive compensation (Say When on Pay). In those instances when we believe that it is in our clients’ best interest, we may cast a vote for or against executive compensation and/or the frequency of votes on executive compensation.

THE GABELLI GLOBAL SMALL AND MID CAP VALUE TRUST

PART C

OTHER INFORMATION

Item 15. Indemnification

The Agreement and Declaration of Trust of Global Trust provides that Global Trust will indemnify its Trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with Global Trust to the fullest extent permitted by law. However, the Agreement and Declaration of Trust of Global Trust states that nothing contained therein protects or indemnifies a trustee, officer, employee or agent of Global Trust against any liability to which such person would otherwise be subject in the event of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

Item 16. Exhibits

(1)	Agreement and Declaration of Trust of Registrant.(9)

(2)	By-Laws of Registrant.(9)

(3)	Not Applicable.

(4)	Not Applicable.

(5)	Not Applicable.

(6)	Form of Investment Advisory Agreement between Registrant and Gabelli Funds, LLC.(8)

(7)	Not Applicable.

(8)	Not Applicable.

(9)(a)	Amended and Restated Master Custodian Agreement, dated July 2, 2001, between the Registrant, by amended appendix, and State Street Bank & Trust Company.(1)

(9)(b)	Form of Custodian Fee Schedule between Registrant and State Street Bank and Trust Company.(8)

(10)	Not Applicable.

(11)	Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP with respect to legality of shares.*

(12)	Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP with respect to tax matters.*

(13)(a)	Form of Registrar, Transfer Agency and Service Agreement between Registrant and Computershare Trust Company, N.A.(2)

(13)(b)	Amendment No. 1 to Transfer Agency and Service Agreement among Registrant, Computershare Trust Company, N.A. and Computershare Inc.(3)

(13)(c)	Amendment No. 2 to Transfer Agency and Service Agreement among Registrant, Computershare Trust Company, N.A. and Computershare Inc.(4)

(13)(d)	Amendment No. 3 to Transfer Agency and Service Agreement among Registrant, Computershare Trust Company, N.A. and Computershare Inc.(8)

(13)(e)	Amendment No. 4 to Transfer Agency and Service Agreement among Registrant, Computershare Trust Company, N.A. and Computershare Inc.(8)

(14)	Consent of PricewaterhouseCoopers LLP.*

(15)	Not Applicable.

(16)	Power of Attorney.(8)

(17)(a)	Form of Proxy Cards.(8)

(17)(b)	Initial Purchase Agreement between Registrant and The Gabelli Dividend Trust Inc.*

(17)(c)	Annual Report of The Gabelli Dividend & Income Trust to Shareholders for the fiscal year ended December 31, 2012.(5)

(17)(d)	Semiannual Report of The Gabelli Dividend & Income Trust to Shareholders for the six months ended June 30, 2013.(6)

(17)(e)	Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan of Registrant.(7)

*	Filed herewith.
(1)	Incorporated by reference to Exhibit (g) of The Gabelli Utilities Fund’s Registration Statement on Form N-1A, File Nos. 333-81209 and 811-09397, as filed with the Commission on May 1, 2002.
(2)	Incorporated by reference to Exhibit (j)(iii) of The Gabelli Healthcare & WellnessRx Trust’s Registration Statement on Form N-2, File Nos. 333-187842 and 811-22021, as filed with the Commission on April 10, 2013.
(3)	Incorporated by reference to Exhibit (j)(iv) of The Gabelli Healthcare & WellnessRx Trust’s Registration Statement on Form N-2, File Nos. 333-187842 and 811-22021, as filed with the Commission on April 10, 2013.
(4)	Incorporated by reference to Exhibit (j)(v) of The Gabelli Healthcare & WellnessRx Trust’s Registration Statement on Form N-2, File Nos. 333-187842 and 811-22021, as filed with the Commission on April 10, 2013.
(5)	Incorporated by reference from The Gabelli Dividend & Income Trust’s Form N-CSR, as filed with the Commission on March 22, 2013.
(6)	Incorporated by reference from The Gabelli Dividend & Income Trust’s Form N-CSR-S, as filed with the Commission on September 6, 2013.
(7)	Included in the Proxy Statement/Prospectus.
(8)	Incorporated by reference to the Registrant’s Registration Statement on Form N-14, File No. 333-191099, as filed with the Commission on September 11, 2013.
(9)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2, File No. 811-22884, as filed with the Commission on December 10, 2013.

C-1

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

C-2

SIGNATURES

As required by the Securities Act of 1933, this Registrant’s Registration Statement has been signed on behalf of the Registrant, in the City of Rye, State of New York, on the 7th day of February 2014.

THE GABELLI GLOBAL SMALL AND MID CAP VALUE TRUST

By:	/s/ Bruce N. Alpert
Bruce N. Alpert President

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ Mario J. Gabelli*	Trustee	February 7, 2014
Mario J. Gabelli

/s/ Anthony J. Colavita*	Trustee	February 7, 2014
Anthony J. Colavita

/s/ James P. Conn*	Trustee	February 7, 2014
James P. Conn

/s/ Frank J. Fahrenkopf, Jr.*	Trustee	February 7, 2014
Frank J. Fahrenkopf, Jr.

/s/ Kuni Nakamura*	Trustee	February 7, 2014
Kuni Nakamura

/s/ Salvatore J. Zizza*	Trustee	February 7, 2014
Salvatore J. Zizza

/s/ Bruce N. Alpert	President (Principal Executive Officer)	February 7, 2014
Bruce N. Alpert

/s/ Agnes Mullady	Treasurer (Principal Financial and	February 7, 2014
Agnes Mullady	Accounting Officer)

By: /s/ Bruce N. Alpert
Bruce N. Alpert Attorney-in-Fact

*	Pursuant to Attorney-in-Fact